UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 through April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2012 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 15, 2012 (Unaudited)

Dear Shareholder:

Although negative headlines and uncertainty dominate markets today, equities in most parts of the world rallied for the six months ended April 30, 2012, as aggressive measures taken by the European Central Bank to curb the region’s debt crisis helped sustain investors’ appetite for risk. However, concerns about the Euro zone returned toward the end of the reporting period and remain today, as the region’s shifting political landscape has cast a new shadow of uncertainty over the European government’s ability to implement austerity measures and successfully navigate the region through its debt crisis.

“As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.”

Meanwhile, in the Middle East, investors’ focus on the social and political unrest resulting from the “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. The uncertainty placed upward pressure on crude oil prices during the reporting period, which soared in February as major oil consuming countries, such as Japan and South Korea, reduced imports from Iran ahead of a planned oil embargo. While recent talks between Iran and the United Nations Security Council appeared to be progressing, and crude oil prices have fallen from their recent highs, many investors remain anxious about the uncertain situation in the Middle East.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended April 30, 2012. Buoyed by stronger-than-expected economic data, U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 12.8% versus the 2.4% and 3.9% returns for the MSCI EAFE (Europe,

Australasia, and the Far East) Index (net of foreign withholding taxes) and the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes), respectively.

Concerns about a “Hard Landing” in China Remain

Many investors worry that the pace of China’s robust economic growth could decelerate too quickly, potentially resulting in a “hard landing” from measures aimed to control inflation and cool its surging property market. Although Chinese equities rallied with stocks in other parts of the world at the beginning of the reporting period, concerns about a “hard landing” resurfaced in the first quarter of 2012 after the Chinese government revised the country’s gross domestic product downward. In the end, stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), gained 5.7% for the six months ended April 30, 2012 as faith in China’s ability to manufacture slower — but still healthy — growth increased.

Maintain a Diversified Portfolio

Despite the stock market rally during the six months ended April 30, 2012, uncertainty in the current environment is widespread, making diversification even more critical to seeking long term investment success. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

Developed Markets

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis seemingly caused concerns about systemic risk to abate, which helped fuel investors’ appetite for risk and sparked a rally in global equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally and the MSCI World Index (net of foreign withholding taxes) finished the six months ended April 30, 2012 with a 7.54% gain, while U.S. stocks, as measured by the S&P 500 Index, finished the reporting period with a 12.77% gain. Although fears of systemic risk seemingly abated, Europe’s ongoing debt crisis caused international developed stocks to underperform U.S. stocks during the reporting period, as the MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) gained 2.44%.

Emerging Markets

Emerging markets stocks also underperformed U.S. stocks as investors worried that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. The MSCI Emerging Markets Index (net of foreign withholding taxes) gained 3.94% for the six months ended April 30, 2012.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.70%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.94%

Net Assets as of 4/30/2012 (In Thousands)	$378,007

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the consumer discretionary and energy sectors contributed to relative performance, while the Fund’s stock selection in the financials sector and underweight versus the Benchmark in the telecommunication services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Companhia Energetica de Minas Gerais (“Cemig”), Tata Motors Ltd. and Great Wall Motor Company Ltd. Shares of Cemig, a Brazilian integrated electric utility company, benefited from the company’s better-than-expected fourth quarter and fiscal 2011 results. Shares of Indian auto and truck manufacturer Tata Motors Ltd. increased due to the company’s strong sales, particularly from its Jaguar Land Rover luxury segment. Shares of Chinese auto maker Great Wall Motor Company Ltd. increased after the company reported better-than-expected first-quarter earnings.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in E Ink

Holdings, Inc. and Banco do Brasil S.A. Shares of E Ink Holdings, Inc., which provides TFT LCD panels for e-reader devices, declined after the company reported a quarterly loss due to excess inventory at one of its major clients, Amazon Inc. Shares of Brazilian bank Banco do Brasil S.A. declined on concerns about the impact that increasing loan defaults would have on the company’s earnings. In addition, the Fund did not own shares of Tencent Holdings Ltd., a Chinese online social media company, which hurt the Fund’s relative performance. The stock was included in the Benchmark and benefited from strong subscriber growth during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking attractively priced countries, sectors and stocks with positive catalysts. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the financials sector.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.1%
2.	Vale S.A., ADR (Brazil)	3.1
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.0
4.	China Construction Bank Corp., Class H (China)	2.3
5.	Hyundai Motor Co. (South Korea)	2.2
6.	CNOOC Ltd. (China)	2.2
7.	Industrial & Commercial Bank of China, Class H (China)	2.1
8.	PetroChina Co., Ltd., Class H (China)	2.0
9.	Lukoil OAO, ADR (Russia)	1.9
10.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
China	20.9%
Brazil	18.8
South Korea	15.6
South Africa	8.5
Taiwan	7.0
Russia	6.0
India	5.2
Thailand	5.2
Turkey	3.1
Hong Kong	2.8
Poland	1.2
United Arab Emirates	1.2
Others (each less than 1.0%)	3.3
Short-Term Investment	1.2

*	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		8.59%	(12.67)%	23.85%	(0.54)%
With Sales Charge**		2.90	(17.25)	21.65	(1.81)
CLASS C SHARES	2/28/08
Without CDSC		8.26	(13.14)	23.22	(1.04)
With CDSC***		7.26	(14.14)	23.22	(1.04)
CLASS R5 SHARES	2/28/08	8.73	(12.31)	24.38	(0.11)
SELECT CLASS SHARES	2/28/08	8.70	(12.43)	24.12	(0.29)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.58%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.94%

Net Assets as of 4/30/2012 (In Thousands)	$2,308,301

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and overweight versus the Benchmark in the information technology sector and stock selection in the financials sector contributed to relative performance. The Fund’s stock selection and overweight versus the Benchmark in the consumer discretionary sector and stock selection and underweight versus the Benchmark in the telecommunications services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Cielo S.A. and Grupo Financiero Banorte S.A.B. de C.V. Shares of communications equipment provider Samsung Electronics Co., Ltd. benefited from the company’s strong first-quarter earnings, which were bolstered by robust sales for its smart phones. Shares of Brazilian credit and debit card-payment processor Cielo S.A. increased after the company’s better-than-expected first-quarter earnings. Shares of Mexican bank Grupo Financiero Banorte S.A.B. de C.V. benefited from the company’s strong first-quarter earnings, which were boosted by robust growth in bank deposits and loans.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Bharti Airtel Ltd., Infosys Ltd., ADR and Housing Development Finance Corp., Ltd. Shares of Indian telecommunication provider Bharti Airtel Ltd. declined amid concerns about increasing market competition in India’s telecommunications industry. Shares of Infosys Ltd., ADR decreased after the Indian software and programming company reported disappointing fiscal year-end earnings. Shares of Housing Development Finance Corp., an Indian company that focuses on providing loans for home purchases, declined due to concerns that higher interest rates in attempt to curb inflation would have a negative impact on demand for loans.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	6.2%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.1
3.	Vale S.A., ADR (Brazil)	3.5
4.	Housing Development Finance Corp., Ltd. (India)	3.5
5.	China Mobile Ltd. (Hong Kong)	3.4
6.	Cia de Bebidas das Americas, ADR (Brazil)	3.1
7.	CNOOC Ltd. (China)	3.0
8.	Petroleo Brasileiro S.A., ADR (Brazil)	2.8
9.	Hyundai Motor Co. (South Korea)	2.7
10.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	17.8%
China	14.3
South Korea	12.8
Hong Kong	9.5
India	8.9
South Africa	8.6
Taiwan	6.9
Indonesia	3.8
Mexico	3.7
Turkey	2.8
Russia	2.4
Chile	2.1
Luxembourg	1.7
United Kingdom	1.0
Others (each less than 1.0%)	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.36%	(10.33)%	2.95%	13.44%
With Sales Charge**		(0.18)	(15.03)	1.85	12.83
CLASS B SHARES	9/28/01
Without CDSC		5.10	(10.78)	2.45	13.04
With CDSC***		0.10	(15.78)	2.09	13.04
CLASS C SHARES	2/28/06
Without CDSC		5.08	(10.81)	2.44	12.92
With CDSC****		4.08	(11.81)	2.44	12.92
INSTITUTIONAL CLASS SHARES	11/15/93	5.58	(10.00)	3.38	13.98
SELECT CLASS SHARES	9/10/01	5.53	(10.12)	3.21	13.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Global Equity Income Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.32%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%

Net Assets as of 4/30/2012 (In Thousands)	$27,717

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection and overweight versus the Benchmark in the consumer non-durable sector and stock selection in the insurance sector detracted from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the basic industries sector and stock selection in the banks and finance sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in QBE Insurance Group Ltd., Nippon Telegraph & Telephone Corp. and Canon, Inc. Shares of Australian insurance company QBE Insurance Group Ltd. declined after a series of natural disasters resulted in significantly higher insurance claims, prompting management to issue a profit warning and cut the dividend. Shares of Canon, Inc. underperformed as the company faced supply disruptions stemming from natural disasters, sluggish global growth and the impact of a strong yen. Shares of Nippon Telegraph & Telephone Corp. seemingly fell victim to profit taking as investors sold the stock following a period of relatively strong performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Telecom Corp. of New Zealand Ltd., Wells Fargo & Co. and

UPM-Kymmene OYJ. Shares of Telecom Corp. of New Zealand Ltd., a communications services company, rose as the company reported an increase in adjusted after-tax profits for the fiscal first half ending December 2011 and announced plans to return capital to shareholders following the spin off of its Chorus network unit. Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of UPM-Kymmene OYJ, a Finnish paper company, gained on stronger-than-expected first-quarter earnings and signs of stabilization within the industry.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.9%
2.	Merck & Co., Inc.	2.5
3.	British American Tobacco plc (United Kingdom)	2.5
4.	Roche Holding AG (Switzerland)	2.5
5.	Royal Dutch Shell plc, Class A (Netherlands)	2.4
6.	Schneider Electric S.A. (France)	2.4
7.	Telecom Corp. of New Zealand Ltd. (New Zealand)	2.2
8.	Pfizer, Inc.	2.2
9.	Verizon Communications, Inc.	2.1
10.	Vodafone Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
United States	28.8%
United Kingdom	11.3
France	10.0
Japan	8.6
Germany	7.9
Switzerland	5.5
Netherlands	5.3
Australia	4.8
New Zealand	2.2
Sweden	2.0
Hong Kong	1.9
Italy	1.7
Finland	1.6
China	1.4
Singapore	1.2
South Korea	1.1
South Africa	1.0
Others (each less than 1.0%)	0.7
Short-Term Investment	3.0

*	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		5.22%	(7.45)%	(3.51)%
With Sales Charge**		(0.30)	(12.32)	(7.86)
CLASS C SHARES	2/28/11
Without CDSC		4.95	(7.94)	(4.03)
With CDSC***		3.95	(8.94)	(4.03)
CLASS R2 SHARES	2/28/11	5.12	(7.72)	(3.77)
CLASS R5 SHARES	2/28/11	5.47	(7.06)	(3.08)
SELECT CLASS SHARES	2/28/11	5.32	(7.28)	(3.28)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.21%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	7.54%

Net Assets as of 4/30/2012 (In Thousands)	$4,729

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund**, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the banks and finance and basic industries sectors contributed to relative performance. The Fund’s stock selection in the energy and telecommunications sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Wells Fargo & Co., Samsung Electronics Co., Ltd. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of U.S. bank Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Oracle Corp., KDDI Corp. and Kinross Gold Corp. Shares of Oracle Corp., a software maker, declined after the company reported lower-than-expected fiscal second-quarter sales and net profit. Shares of Japanese telecommunications company KDDI Corp. declined due to concerns about increasing market competition. Shares of Kinross Gold Corp. declined after the Canadian gold miner took a large goodwill write-down on its Tasiast mine in Africa and announced that it would delay development of its projects in Ecuador and Chile.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed to be the most attractive investment opportunities within each sector. The Fund’s portfolio managers sought stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.7%
2.	Wells Fargo & Co.	2.2
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.1
4.	Vodafone Group plc (United Kingdom)	2.0
5.	Microsoft Corp.	1.8
6.	British American Tobacco plc (United Kingdom)	1.6
7.	Japan Tobacco, Inc. (Japan)	1.6
8.	GlaxoSmithKline plc (United Kingdom)	1.5
9.	Schlumberger Ltd.	1.4
10.	BG Group plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.8%
United Kingdom	12.3
Japan	8.5
Switzerland	5.2
Germany	5.1
Netherlands	4.5
France	3.5
Ireland	3.3
Hong Kong	1.7
South Korea	1.4
Belgium	1.0
China	1.0
Others (each less than 1.0%)	5.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		9.10%	(11.52)%	(1.21)%	(0.41)%
With Sales Charge**		3.35	(16.17)	(2.26)	(1.46)
CLASS C SHARES	3/30/07
Without CDSC		8.83	(11.93)	(1.70)	(0.91)
With CDSC***		7.83	(12.93)	(1.70)	(0.91)
CLASS R2 SHARES	11/1/11	8.98	(11.62)	(1.23)	(0.43)
CLASS R5 SHARES	3/30/07	9.31	(11.10)	(0.76)	0.04
CLASS R6 SHARES	11/1/11	9.32	(11.09)	(0.76)	0.04
SELECT CLASS SHARES	3/30/07	9.21	(11.26)	(0.95)	(0.16)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, the Fund’s investment strategies changed and performance would have been different if the Fund was managed using its current strategies.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.27%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$862,896

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection, most notably in the information technology sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Ltd., WPP plc and Anheuser-Busch InBev N.V. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of U.K. advertising company WPP plc advanced due to the company’s better-than-expected 2011 results and expectations of further revenue growth in 2012. Shares of Anheuser-Busch InBev N.V. increased after the beverages company reported strong revenue, boosted by growth in its North American and Brazil operations.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Tesco plc, ING Groep N.V. and Societe Generale. Shares of U.K. grocery store operator Tesco plc declined as competitive pressures and a challenging domestic economic environment prompted the company to issue a warning about declining profits. Shares of Dutch bank and insurance company ING Groep N.V. and French bank Societe Generale declined amid concerns about the European sovereign debt crisis and a more stringent regulatory environment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	BG Group plc (United Kingdom)	2.3
3.	Standard Chartered plc (United Kingdom)	2.2
4.	Nestle S.A. (Switzerland)	2.2
5.	Vodafone Group plc (United Kingdom)	2.2
6.	BHP Billiton Ltd. (Australia)	2.2
7.	HSBC Holdings plc (United Kingdom)	2.1
8.	Total S.A. (France)	1.9
9.	Anheuser-Busch InBev N.V. (Belgium)	1.7
10.	Roche Holding AG (Switzerland)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.1%
Japan	15.0
France	12.7
Switzerland	10.9
Germany	9.1
China	4.1
Netherlands	4.0
Australia	2.8
Hong Kong	2.5
Belgium	1.7
Ireland	1.3
South Korea	1.2
Spain	1.2
Taiwan	1.1
Sweden	1.1
Israel	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		6.16%	(9.73)%	(2.80)%	5.01%
With Sales Charge**		0.58	(14.46)	(3.85)	4.45
CLASS B SHARES	2/28/02
Without CDSC		5.91	(10.17)	(3.32)	4.55
With CDSC***		0.91	(15.17)	(3.78)	4.55
CLASS C SHARES	1/31/03
Without CDSC		5.91	(10.19)	(3.31)	4.45
With CDSC****		4.91	(11.19)	(3.31)	4.45
CLASS R2 SHARES	11/3/08	6.06	(9.95)	(2.99)	4.91
CLASS R5 SHARES	5/15/06	6.44	(9.35)	(2.38)	5.44
CLASS R6 SHARES	11/30/10	6.45	(9.25)	(2.36)	5.45
SELECT CLASS SHARES	1/1/97	6.27	(9.52)	(2.56)	5.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.18%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes)(the “Benchmark”).	0.41%

Net Assets as of 4/30/2012 (In Thousands)	$595,536

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the six months ended April 30, 2012. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative outperformance as emerging markets stocks outperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization. The Fund’s emerging markets exposure at the end of the reporting period was approximately 9.3%.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	1.5%
2.	ENI S.p.A. (Italy)	1.4
3.	Toyota Motor Corp. (Japan)	1.2
4.	Siemens AG (Germany)	1.1
5.	BASF SE (Germany)	1.1
6.	Anheuser-Busch InBev N.V. (Belgium)	1.1
7.	Total S.A. (France)	1.0
8.	SAP AG (Germany)	0.9
9.	Telefonica S.A. (Spain)	0.9
10.	Bayer AG (Germany)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.3%
Germany	12.5
United Kingdom	8.6
France	8.4
Italy	5.7
Australia	5.0
Netherlands	4.0
Spain	3.8
Switzerland	2.8
United States	2.1
Belgium	2.0
Sweden	1.9
Norway	1.4
Denmark	1.3
Austria	1.1
Hong Kong	1.0
Others (each less than 1.0%)	14.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		2.05%	(17.43)%	(5.75)%	5.14%
With Sales Charge**		(3.29)	(21.75)	(6.76)	4.58
CLASS B SHARES	1/14/94
Without CDSC		1.74	(17.98)	(6.43)	4.54
With CDSC***		(3.26)	(22.98)	(6.96)	4.54
CLASS C SHARES	11/4/97
Without CDSC		1.68	(17.98)	(6.43)	4.39
With CDSC****		0.68	(18.98)	(6.43)	4.39
CLASS R2 SHARES	11/3/08	1.98	(17.61)	(5.99)	4.88
SELECT CLASS SHARES	10/28/92	2.18	(17.20)	(5.52)	5.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.03%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$630,895

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection, most notably in the transportation services and consumer cyclicals sector, contributed to the Fund’s relative performance. The Fund’s stock selection in the autos sector detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd., Intercontinental Hotels Group plc and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of hotel operator Intercontinental Hotels Group plc benefited as the company’s 2011 operating earnings increased, helped by growth in the U.S. and China. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nippon Sheet Glass Co., Ltd., Koninklijke KPN N.V. and Banco Santander S.A. Shares of Japanese glass maker Nippon Sheet Glass Co., Ltd. declined as the slowdown in European auto and construction activity, increased competition from Chinese manufacturers and the resignation of the company’s U.S. head of operations weighed on the stock. Shares of Koninklijke KPN N.V., a Netherlands-based telecommunications company, declined after the company issued disappointing earnings and free cash flow guidance. Shares of Spanish bank Banco Santander S.A. declined on concerns about the European sovereign debt crisis and the deteriorating economic and real estate conditions in Spain.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	HSBC Holdings plc (United Kingdom)	2.7
3.	Vodafone Group plc (United Kingdom)	2.6
4.	BG Group plc (United Kingdom)	2.6
5.	Rio Tinto plc (United Kingdom)	2.4
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Unilever N.V., CVA (Netherlands)	2.2
8.	British American Tobacco plc (United Kingdom)	2.1
9.	Samsung Electronics Co., Ltd. (South Korea)	2.0
10.	Bayer AG (Germany)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.3%
Japan	17.9
Germany	10.0
Netherlands	8.9
Switzerland	5.6
France	4.1
Hong Kong	3.2
Ireland	2.6
Australia	2.1
South Korea	2.0
Denmark	1.9
Sweden	1.7
Spain	1.7
China	1.4
Belgium	1.3
Canada	1.2
Finland	1.2
Italy	1.2
Others (each less than 1.0%)	2.9
Short-Term Investment	3.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		6.77%	(11.33)%	(4.08)%	4.90%
With Sales Charge**		1.21	(15.98)	(5.11)	4.34
CLASS B SHARES	9/10/01
Without CDSC		6.55	(11.79)	(4.56)	4.48
With CDSC***		1.55	(16.79)	(5.05)	4.48
CLASS C SHARES	7/31/07
Without CDSC		6.55	(11.77)	(4.55)	4.37
With CDSC****		5.55	(12.77)	(4.55)	4.37
CLASS R6 SHARES	11/30/10	7.08	(10.95)	(3.64)	5.55
INSTITUTIONAL CLASS SHARES	2/26/97	7.03	(10.99)	(3.66)	5.53
SELECT CLASS SHARES	9/10/01	6.94	(11.12)	(3.85)	5.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.73%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	0.10%

Net Assets as of 4/30/2012 (In Thousands)	$2,092,974

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s stock selection in the telecommunication sector and stock selection and overweight versus the Benchmark in the transportation services and consumer cyclicals sector contributed to relative performance. The Fund’s stock selection in the basic industries sector and underweight versus the Benchmark in the property sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Samsung Electronics Co., Ltd. and European Aeronautic Defence and Space Co., N.V. (“EADS”). Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of EADS, a manufacturer of commercial and defense aircraft, benefited from strong orders and the company’s better-than-expected 2011 results.

Not owning shares of Nokia Corp., which was held by the Benchmark, also contributed to the Fund’s relative performance.

Shares of the Finnish communications equipment provider declined as the company continued to lose market share, particularly in the high-end segment of the market.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Repsol YPF S.A. (“Repsol”), Banco Bilbao Vizcaya Argentaria S.A. and BNP Paribas. Shares of Spanish oil company Repsol declined after the Argentinean government seized control of Repsol’s affiliate YPF, which operates in Argentina. Shares of Spanish bank Banco Bilbao Vizcaya Argentaria S.A. and French bank BNP Paribas declined on concerns about the European sovereign debt crisis and a more stringent regulatory environment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for stocks that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	3.7%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	HSBC Holdings plc (United Kingdom)	2.7
4.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.5
5.	ENI S.p.A. (Italy)	2.4
6.	Australia & New Zealand Banking Group Ltd. (Australia)	2.3
7.	Bayer AG (Germany)	2.1
8.	BP plc (United Kingdom)	2.0
9.	Allianz SE (Germany)	2.0
10.	Prudential plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.3%
United Kingdom	20.9
Germany	10.1
France	8.2
Netherlands	6.4
Italy	4.4
Switzerland	4.0
Sweden	3.4
Australia	2.3
South Korea	2.3
China	2.1
Spain	1.7
Hong Kong	1.5
Finland	1.4
Belgium	1.2
Others (each less than 1.0%)	5.1
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		3.52%	(14.84)%	(5.20)%	6.26%
With Sales Charge**		(1.93)	(19.30)	(6.21)	5.69
CLASS B SHARES	9/28/01
Without CDSC		3.27	(15.25)	(5.68)	5.84
With CDSC***		(1.73)	(20.25)	(6.19)	5.84
CLASS C SHARES	7/11/06
Without CDSC		3.25	(15.26)	(5.67)	5.73
With CDSC****		2.25	(16.26)	(5.67)	5.73
CLASS R2 SHARES	11/3/08	3.40	(15.08)	(5.37)	6.16
CLASS R6 SHARES	11/30/10	3.75	(14.44)	(4.78)	6.74
INSTITUTIONAL CLASS SHARES	11/4/93	3.73	(14.54)	(4.81)	6.72
SELECT CLASS SHARES	9/10/01	3.68	(14.60)	(4.96)	6.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.59%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.44%

Net Assets as of 4/30/2012 (In Thousands)	$304,142

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2012. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the consumer discretionary and information technology sectors were the largest contributors to the Fund’s relative performance, while investments in the financials sector and an underweight in the industrials sectors were the largest detractors from relative performance.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of approximately 214 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Mulberry Group plc and Spectris plc. Shares of U.K. luxury retailer Mulberry Group plc benefited as the market for luxury goods continued to expand, fueled by rapid economic growth in emerging markets. Shares of Spectris plc, which makes elec-

tronic instruments and controls, benefited after the company reported an increase in first-quarter sales. In addition, the Fund did not own shares of Telefonica S.A., a Spanish communications services company, which contributed to the Fund’s relative performance. The stock declined amid concerns about the challenging economic environment in Spain.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Italian bank Intesa Sanpaolo S.p.A. and French bank BNP Paribas. These stocks were weighed down by concerns about the ongoing European sovereign debt crisis and more stringent capital requirements. The Fund’s overweight position versus the Benchmark in Focus Media Holding Ltd., ADR also detracted from relative performance as shares of the Chinese media company declined amid investors’ concerns about the size of its advertising network.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.3%
2.	Nestle S.A. (Switzerland)	2.1
3.	Vodafone Group plc (United Kingdom)	1.8
4.	BHP Billiton Ltd. (Australia)	1.6
5.	Rio Tinto plc (United Kingdom)	1.5
6.	HSBC Holdings plc (United Kingdom)	1.5
7.	Roche Holding AG (Switzerland)	1.4
8.	Sanofi (France)	1.4
9.	GlaxoSmithKline plc (United Kingdom)	1.4
10.	British American Tobacco plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.1%
Japan	17.1
Germany	9.4
France	9.2
Switzerland	8.6
Netherlands	4.5
Australia	4.4
Hong Kong	2.6
China	2.3
Italy	2.3
Ireland	1.6
Spain	1.6
Belgium	1.5
Brazil	1.1
Denmark	1.0
Finland	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2012. The Fund’s composition is subject to change.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.31%	(14.27)%	(5.65)%	3.88%
With Sales Charge**		(1.17)	(18.76)	(6.66)	3.32
CLASS C SHARES	2/28/06
Without CDSC		4.06	(14.66)	(6.12)	3.57
With CDSC***		3.06	(15.66)	(6.12)	3.57
CLASS R2 SHARES	11/3/08	4.17	(14.44)	(5.81)	3.79
INSTITUTIONAL CLASS SHARES	4/30/01	4.59	(13.79)	(5.18)	4.48
SELECT CLASS SHARES	2/28/06	4.48	(14.02)	(5.41)	4.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/02 TO 4/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2002 to April 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 91.8%
	Brazil — 14.0%
271	Banco do Brasil S.A. (m)	3,361
259	BRF-Brasil Foods S.A., ADR (m)	4,764
63	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	5,003
228	Cia Energetica de Minas Gerais, ADR (m)	5,631
172	Cielo S.A. (m)	5,169
149	Iochpe-Maxion S.A. (m)	2,578
399	MRV Engenharia e Participacoes S.A. (m)	2,334
170	Petroleo Brasileiro S.A., ADR (m)	4,009
156	Telefonica Brasil S.A., ADR (m)	4,449
147	Tim Participacoes S.A., ADR (m)	4,388
513	Vale S.A., ADR (m)	11,393

		53,079

	China — 20.3%
11,059	China Construction Bank Corp., Class H (m)	8,582
1,999	China Merchants Bank Co., Ltd., Class H (a) (m)	4,317
4,620	China Minsheng Banking Corp. Ltd., Class H (m)	4,780
2,982	China Shanshui Cement Group Ltd. (m)	2,403
1,112	China Shenhua Energy Co., Ltd., Class H (a) (m)	4,909
3,743	CNOOC Ltd. (m)	7,910
2,414	Dongfeng Motor Group Co., Ltd., Class H (m)	4,722
3,338	Dongyue Group (a) (m)	2,485
1,638	Great Wall Motor Co., Ltd., Class H (a) (m)	3,515
445	Hengan International Group Co., Ltd. (m)	4,702
11,425	Industrial & Commercial Bank of China, Class H (m)	7,591
5,156	Lenovo Group Ltd. (m)	4,931
4,968	PetroChina Co., Ltd., Class H (m)	7,411
635	Ping An Insurance Group Co. of China Ltd., Class H (m)	5,270
4,082	Soho China Ltd. (m)	3,164

		76,692

	Hong Kong — 2.7%
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (f) (i) (m)	—
66	China Mobile Ltd. (m)	730
67	Jardine Matheson Holdings Ltd. (m)	3,329
1,925	SJM Holdings Ltd. (m)	4,207
4,728	Skyworth Digital Holdings Ltd. (m)	1,925

		10,191

	India — 5.1%
415	Housing Development Finance Corp., Ltd. (m)	5,288
106	Infosys Ltd., ADR (m)	5,028
603	Oil & Natural Gas Corp., Ltd. (m)	3,086
197	Tata Motors Ltd., ADR (m)	5,858

		19,260

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.5%
3,743	Indofood Sukses Makmur Tbk PT (m)	1,967

	Kazakhstan — 0.7%
141	KazMunaiGas Exploration Production, Reg. S, GDR (m)	2,814

	Mexico — 0.5%
1,661	Compartamos S.A.B. de C.V. (m)	2,020

	Netherlands — 0.9%
338	VimpelCom Ltd., ADR (m)	3,439

	Poland — 1.2%
100	KGHM Polska Miedz S.A. (m)	4,426

	Russia — 5.9%
113	Lukoil OAO, ADR (m)	6,982
238	MMC Norilsk Nickel OJSC, ADR (m)	4,241
1,274	Sberbank of Russia (m)	4,076
177	Sberbank of Russia, ADR (m)	2,280
122	Tatneft, ADR (m)	4,513

		22,092

	South Africa — 8.3%
679	African Bank Investments Ltd. (m)	3,393
462	AVI Ltd. (m)	2,866
178	Exxaro Resources Ltd. (m)	4,732
215	Imperial Holdings Ltd. (m)	4,664
66	Kumba Iron Ore Ltd. (m)	4,654
134	Sasol Ltd. (m)	6,347
124	Tiger Brands Ltd. (m)	4,556

		31,212

	South Korea — 15.1%
12	CJ CheilJedang Corp. (m)	3,799
193	DGB Financial Group, Inc. (m)	2,250
71	Dongbu Insurance Co., Ltd. (m)	2,812
131	Hana Financial Group, Inc. (m)	4,458
35	Hyundai Motor Co. (m)	8,189
130	Kangwon Land, Inc. (m)	2,792
73	Kia Motors Corp. (m)	5,342
15	Samsung Electronics Co., Ltd. (m)	18,825
100	Samsung Heavy Industries Co., Ltd. (m)	3,652
206	SK Hynix, Inc. (a) (m)	5,077

		57,196

	Taiwan — 6.8%
1,112	E Ink Holdings, Inc. (m)	1,205
72	Hon Hai Precision Industry Co., Ltd. (m)	226
961	Hon Hai Precision Industry Co., Ltd., Reg. S., GDR (m)	5,814
804	Radiant Opto-Electronics Corp. (m)	3,354

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
709	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	11,040
2,833	Wistron Corp. (m)	4,226

		25,865

	Thailand — 5.1%
3,589	Charoen Pokphand Foods PCL, NVDR (m)	4,745
1,027	Kasikornbank PCL, NVDR (m)	5,442
1,850	PTT Global Chemical PCL (m)	4,133
430	PTT PCL (m)	4,893

		19,213

	Turkey — 3.0%
547	Arcelik A.S. (m)	2,401
165	Koza Altin Isletmeleri A.S. (m)	3,567
162	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,388
1,212	Turkiye Sise ve Cam Fabrikalari A.S. (m)	2,072

		11,428

	Ukraine — 0.5%
92	Kernel Holding S.A. (a) (m)	2,019

	United Arab Emirates — 1.2%
457	Dragon Oil plc (m)	4,363

	Total Common Stocks (Cost $336,119)	347,276

Preferred Stocks — 4.3%
	Brazil — 4.3%
280	Banco do Estado do Rio Grande do Sul (m)	2,414
158	Cia de Bebidas das Americas, ADR (m)	6,649
445	Itau Unibanco Holding S.A., ADR (m)	6,987
3	Telefonica Brasil S.A. (m)	99

	Total Preferred Stocks (Cost $15,670)	16,149

Short-Term Investment — 1.2%
	Investment Company — 1.2%
4,350	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $4,350)	4,350

	Total Investments — 97.3% (Cost $356,139)	367,775
	Other Assets in Excess of Liabilities — 2.7%	10,232

	NET ASSETS — 100.0%	$378,007

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	16.5%
Commercial Banks	15.4
Semiconductors & Semiconductor Equipment	10.4
Metals & Mining	9.0
Automobiles	7.5
Food Products	6.7
IT Services	2.8
Computers & Peripherals	2.5
Household Durables	2.4
Wireless Telecommunication Services	2.3
Insurance	2.2
Electronic Equipment, Instruments & Components	2.0
Hotels, Restaurants & Leisure	1.9
Beverages	1.8
Chemicals	1.8
Machinery	1.7
Electric Utilities	1.5
Thrifts & Mortgage Finance	1.4
Water Utilities	1.4
Personal Products	1.3
Distributors	1.3
Diversified Telecommunication Services	1.2
Others (each less than 1.0%)	3.8
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 88.9%
	Brazil — 9.2%
2,923	CCR S.A. (m)	22,661
1,706	Cielo S.A. (m)	51,257
3,869	OGX Petroleo e Gas Participacoes S.A. (a) (m)	27,014
2,910	Petroleo Brasileiro S.A., ADR (m)	64,482
1,358	Ultrapar Participacoes S.A. (m)	30,791
1,505	Weg S.A. (m)	15,898

		212,103

	Chile — 2.1%
582	Banco Santander Chile, ADR (m)	47,646

	China — 14.2%
7,665	Anhui Conch Cement Co., Ltd., Class H (a) (m)	25,498
55,972	China Construction Bank Corp., Class H (m)	43,437
15,326	China Merchants Bank Co., Ltd., Class H (a) (m)	33,092
33,028	CNOOC Ltd. (m)	69,793
731	New Oriental Education & Technology Group, ADR (a) (m)	19,529
6,220	Ping An Insurance Group Co. of China Ltd., Class H (m)	51,665
7,730	Tingyi Cayman Islands Holding Corp. (m)	20,539
5,268	Tsingtao Brewery Co., Ltd., Class H (m)	31,834
20,159	Want Want China Holdings Ltd. (m)	24,607
3,591	Wumart Stores, Inc., Class H (m)	8,264

		328,258

	Egypt — 0.4%
199	Orascom Construction Industries (m)	8,736

	Hong Kong — 9.5%
12,853	AIA Group Ltd. (m)	45,484
7,071	China Mobile Ltd. (m)	78,230
7,844	Hang Lung Properties Ltd. (m)	28,839
706	Jardine Matheson Holdings Ltd. (m)	34,941
15,016	Li & Fung Ltd. (m)	32,021

		219,515

	Hungary — 0.7%
945	OTP Bank plc (m)	16,567

	India — 8.8%
872	ACC Ltd. (m)	20,426
2,412	Ambuja Cements Ltd. (m)	6,879
5,300	Bharti Airtel Ltd. (m)	31,143
6,326	Housing Development Finance Corp., Ltd. (m)	80,637
173	Infosys Ltd. (m)	8,018
902	Infosys Ltd., ADR (m)	42,720
1,479	Jindal Steel & Power Ltd. (m)	14,129

		203,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 3.8%
6,269	Astra International Tbk PT (m)	48,272
36,814	Bank Rakyat Indonesia Persero Tbk PT (m)	26,504
6,068	Unilever Indonesia Tbk PT (m)	13,089

		87,865

	Luxembourg — 1.7%
1,005	Tenaris S.A., ADR (m)	39,375

	Malaysia — 0.3%
400	British American Tobacco Malaysia Bhd (m)	7,328

	Mexico — 3.7%
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	40,751
15,299	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	43,750

		84,501

	Russia — 2.4%
358	Magnit OJSC, GDR (e) (m)	10,488
319	Magnit OJSC, Reg. S, GDR (m)	9,345
11,259	Sberbank of Russia (m)	36,023

		55,856

	South Africa — 8.6%
4,560	African Bank Investments Ltd. (m)	22,796
1,062	Bidvest Group Ltd. (m)	25,126
10,077	FirstRand Ltd. (m)	32,772
960	Impala Platinum Holdings Ltd. (m)	18,731
1,000	Massmart Holdings Ltd. (m)	21,517
2,273	MTN Group Ltd. (m)	39,749
1,404	Shoprite Holdings Ltd. (m)	24,277
340	Tiger Brands Ltd. (m)	12,463

		197,431

	South Korea — 12.8%
98	E-Mart Co., Ltd. (m)	23,159
186	Hyundai Mobis (m)	50,344
264	Hyundai Motor Co. (m)	62,340
53	POSCO (m)	17,410
116	Samsung Electronics Co., Ltd. (m)	141,820

		295,073

	Taiwan — 6.9%
9,367	Delta Electronics, Inc. (m)	27,668
5,196	Hon Hai Precision Industry Co., Ltd. (m)	16,337
2,195	President Chain Store Corp. (m)	11,731
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	10,399

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
5,996	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	93,411

		159,546

	Turkey — 2.8%
4,095	KOC Holding A.S. (m)	15,210
13,599	Turkiye Garanti Bankasi A.S. (a) (m)	50,067

		65,277

	United Kingdom — 1.0%
925	Standard Chartered plc (m)	22,622

	Total Common Stocks (Cost $1,706,186)	2,051,651

Preferred Stocks — 8.5%
	Brazil — 8.5%
1,718	Cia de Bebidas das Americas, ADR (m)	72,137
1,207	Itau Unibanco Holding S.A. (m)	18,936
1,571	Itau Unibanco Holding S.A., ADR (m)	24,649
3,745	Vale S.A., ADR (m)	81,003

	Total Preferred Stocks (Cost $148,624)	196,725

Short-Term Investment — 2.3%
	Investment Company — 2.3%
53,760	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $53,760)	53,760

	Total Investments — 99.7% (Cost $1,908,570)	2,302,136
	Other Assets in Excess of Liabilities — 0.3%	6,165

	NET ASSETS — 100.0%	$2,308,301

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.7%
Semiconductors & Semiconductor Equipment	10.7
Oil, Gas & Consumable Fuels	8.3
Food & Staples Retailing	6.6
Wireless Telecommunication Services	6.5
Metals & Mining	5.7
Automobiles	4.8
Beverages	4.5
IT Services	4.4
Insurance	4.2
Thrifts & Mortgage Finance	3.5
Industrial Conglomerates	3.3
Food Products	2.5
Diversified Financial Services	2.4
Construction Materials	2.3
Auto Components	2.2
Electronic Equipment, Instruments & Components	1.9
Energy Equipment & Services	1.7
Distributors	1.4
Real Estate Management & Development	1.3
Transportation Infrastructure	1.0
Others (each less than 1.0%)	2.8
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.7%
		Australia — 4.8%
27		Amcor Ltd. (m)	214
20		Australia & New Zealand Banking Group Ltd. (m)	486
46		Transurban Group (m)	283
36		Westfield Group (m)	341

			1,324

		China — 1.4%
489		China Construction Bank Corp., Class H (m)	379

		Finland — 1.6%
34		UPM-Kymmene OYJ (m)	434

		France — 9.8%
9		Cie de St-Gobain (m)	380
11		GDF Suez (m)	260
4		Sanofi (m)	323
11		Schneider Electric S.A. (a) (m)	652
5		Sodexo (m)	384
8		Total S.A. (m)	389
2		Unibail-Rodamco SE (m)	333

			2,721

		Germany — 7.8%
4		Allianz SE (m)	395
5		BASF SE (m)	424
5		Bayerische Motoren Werke AG (m)	465
7		Deutsche Boerse AG (m)	432
20		E.ON AG (m)	452

			2,168

		Hong Kong — 1.9%
54		Hutchison Whampoa Ltd. (m)	517

		Italy — 1.7%
21		ENI S.p.A. (m)	464

		Japan — 8.4%
11		Canon, Inc. (m)	503
5		Daito Trust Construction Co., Ltd. (m)	450
—	(h)	Japan Tobacco, Inc. (m)	488
8		Nippon Telegraph & Telephone Corp. (m)	366
38		Sumitomo Corp. (m)	534

			2,341

		Netherlands — 5.2%
30		Koninklijke Ahold N.V. (m)	377
19		Royal Dutch Shell plc, Class A (m)	665
12		Unilever N.V., CVA (m)	400

			1,442

SHARES	SECURITY DESCRIPTION	VALUE($)

	New Zealand — 2.2%
281	Telecom Corp. of New Zealand Ltd. (m)	605

	Singapore — 1.2%
132	Singapore Telecommunications Ltd. (m)	332

	South Africa — 1.0%
5	African Bank Investments Ltd. (m)	24
15	MTN Group Ltd. (m)	264

		288

	South Korea — 1.1%
23	KT Corp., ADR (m)	294

	Sweden — 1.9%
14	Swedbank AB, Class A (m)	233
30	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	302

		535

	Switzerland — 5.4%
7	Nestle S.A. (m)	407
4	Roche Holding AG (m)	679
7	Swiss Re AG (a) (m)	427

		1,513

	Taiwan — 0.7%
67	Novatek Microelectronics Corp. (m)	202

	United Kingdom — 11.2%
13	British American Tobacco plc (m)	683
85	Centrica plc (m)	425
22	GlaxoSmithKline plc (m)	503
46	HSBC Holdings plc (m)	415
14	Pearson plc (m)	268
6	SABMiller plc (m)	239
203	Vodafone Group plc (m)	563

		3,096

	United States — 28.4%
1	Apple, Inc. (a) (m)	416
3	Chevron Corp. (m)	323
1	CME Group, Inc. (m)	345
4	ConocoPhillips (m)	270
10	E.I. du Pont de Nemours & Co. (m)	523
8	Emerson Electric Co. (m)	443
22	Masco Corp. (m)	292
8	Mattel, Inc. (m)	269
17	Merck & Co., Inc. (m)	684
14	Microsoft Corp. (m)	461
8	Paychex, Inc. (m)	240
26	Pfizer, Inc. (m)	595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
6	PG&E Corp. (m)	270
10	Sysco Corp. (m)	286
21	Time Warner, Inc. (m)	788
5	UnitedHealth Group, Inc. (m)	276
14	Verizon Communications, Inc. (m)	576
15	Wells Fargo & Co. (m)	503
9	Williams Cos., Inc. (The) (m)	302

		7,862

	Total Common Stocks (Cost $24,811)	26,517

Short-Term Investment — 3.0%
	Investment Company — 3.0%
825	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $825)	825

	Total Investments — 98.7% (Cost $25,636)	27,342
	Other Assets in Excess of Liabilities — 1.3%	375

	NET ASSETS — 100.0%	$27,717

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.2%
Oil, Gas & Consumable Fuels	8.8
Diversified Telecommunication Services	7.9
Commercial Banks	7.4
Tobacco	4.3
Electrical Equipment	4.0
Media	3.9
Multi-Utilities	3.5
Chemicals	3.5
Wireless Telecommunication Services	3.0
Insurance	3.0
Food Products	3.0
Diversified Financial Services	2.9
Real Estate Investment Trusts (REITs)	2.5
Building Products	2.5
Food & Staples Retailing	2.4
Trading Companies & Distributors	2.0
Industrial Conglomerates	1.9
Office Electronics	1.8
Automobiles	1.7
Software	1.7
Electric Utilities	1.7
Real Estate Management & Development	1.6
Paper & Forest Products	1.6
Computers & Peripherals	1.5
Hotels, Restaurants & Leisure	1.4
Communications Equipment	1.1
Transportation Infrastructure	1.0
Health Care Providers & Services	1.0
Leisure Equipment & Products	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
203,265	AUD	Citibank, N.A.	06/20/12	$212	$211	$(1)
137,917	AUD	Credit Suisse International	06/20/12	144	143	(1)
1,323,793	CAD	Credit Suisse International	06/20/12	1,333	1,338	5
212,642	EUR	Credit Suisse International	06/20/12	281	282	1
160,000	EUR	Royal Bank of Scotland	06/20/12	210	212	2
135,501	EUR	State Street Corp.	06/20/12	178	179	1
82,132	EUR	Union Bank of Switzerland AG	06/20/12	108	109	1
152,050	EUR	Westpac Banking Corp.	06/20/12	199	201	2
7,258,820	JPY	HSBC Bank, N.A.	06/20/12	88	91	3
523,427	NOK	Royal Bank of Canada	06/20/12	92	91	(1)
				$2,845	$2,857	$12

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
180,826	AUD	BNP Paribas	06/20/12	$188	$188	$— (h)
209,094	AUD	Citibank, N.A.	06/20/12	213	216	(3)
125,500	AUD	Goldman Sachs International	06/20/12	130	130	— (h)
119,390	AUD	Westpac Banking Corp.	06/20/12	123	124	(1)
425,031	CHF	Credit Suisse International	06/20/12	463	469	(6)
121,906	EUR	BNP Paribas	06/20/12	162	161	1
2,652,467	EUR	HSBC Bank, N.A.	06/20/12	3,481	3,512	(31)
88,238	EUR	Morgan Stanley	06/20/12	116	117	(1)
219,345	EUR	Royal Bank of Canada	06/20/12	289	290	(1)
278,766	EUR	State Street Corp.	06/20/12	366	369	(3)
101,405	GBP	BNP Paribas	06/20/12	162	164	(2)
498,101	GBP	HSBC Bank, N.A.	06/20/12	779	808	(29)
1,270,634	HKD	HSBC Bank, N.A.	06/20/12	164	164	— (h)
5,450,000	JPY	Goldman Sachs International	06/20/12	66	68	(2)
134,058	NZD	Morgan Stanley	06/20/12	110	110	— (h)
541,526	NZD	Royal Bank of Canada	06/20/12	442	441	1
1,357,387	SEK	Royal Bank of Canada	06/20/12	199	202	(3)
140,678	SGD	Royal Bank of Canada	06/20/12	112	114	(2)
				$7,565	$7,647	$(82)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
		Belgium — 1.0%
—	(h)	Solvay S.A. (m)	47

		Bermuda — 0.4%
—	(h)	Everest Re Group Ltd. (m)	20

		Canada — 0.8%
2		First Quantum Minerals Ltd. (m)	39

		China — 1.0%
9		China Merchants Bank Co., Ltd., Class H (a) (m)	20
3		Hengan International Group Co., Ltd. (m)	26

			46

		Denmark — 0.5%
—	(h)	Carlsberg A/S, Class B (m)	26

		Finland — 0.8%
3		Stora Enso OYJ, Class R (m)	18
2		UPM-Kymmene OYJ (m)	21

			39

		France — 3.4%
1		GDF Suez (m)	31
1		Schneider Electric S.A. (m)	54
1		Sodexo (m)	60
1		Suez Environnement Co. (m)	16

			161

		Germany — 4.1%
—	(h)	Allianz SE (m)	40
1		BASF SE (m)	42
1		Bayer AG (m)	46
—	(h)	Bayerische Motoren Werke AG (m)	33
1		E.ON AG (m)	30

			191

		Hong Kong — 1.6%
18		Belle International Holdings Ltd. (m)	35
14		China Overseas Land & Investment Ltd. (m)	30
1		Sun Hung Kai Properties Ltd. (m)	12

			77

		Ireland — 3.3%
1		Covidien plc (m)	55
3		Experian plc (m)	55
1		Shire plc (m)	44

			154

		Israel — 0.8%
1		Teva Pharmaceutical Industries Ltd., ADR (m)	37

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — 0.8%
8		Snam S.p.A. (m)	36

		Japan — 8.4%
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	27
6		Hitachi Ltd. (m)	38
—	(h)	Japan Tobacco, Inc. (m)	72
5		JX Holdings, Inc. (m)	29
—	(h)	KDDI Corp. (m)	20
5		Marubeni Corp. (m)	35
6		Mitsubishi Electric Corp. (m)	53
7		Mitsubishi Heavy Industries Ltd. (m)	32
5		Nissan Motor Co., Ltd. (m)	55
—	(h)	ORIX Corp. (m)	34

			395

		Netherlands — 4.4%
1		European Aeronautic Defence and Space Co., N.V. (m)	50
3		Royal Dutch Shell plc, Class A (m)	97
2		Unilever N.V., CVA (m)	61

			208

		South Korea — 1.3%
—	(h)	Samsung Electronics Co., Ltd. (m)	64

		Sweden — 0.7%
4		Telefonaktiebolaget LM Ericsson, Class B (a) (m)	35

		Switzerland — 5.1%
1		ACE Ltd. (m)	58
1		Cie Financiere Richemont S.A., Class A (m)	43
1		Nestle S.A. (m)	58
—	(h)	Roche Holding AG (m)	48
1		Tyco International Ltd. (m)	36

			243

		Taiwan — 0.8%
12		Hon Hai Precision Industry Co., Ltd. (m)	37

		United Kingdom — 12.1%
3		BG Group plc (m)	64
1		British American Tobacco plc (m)	74
5		BT Group plc (m)	18
8		Centrica plc (m)	41
3		GlaxoSmithKline plc (m)	68
2		InterContinental Hotels Group plc (m)	38
3		Prudential plc (m)	35
1		Rio Tinto plc (m)	57
1		SABMiller plc (m)	38
2		Standard Chartered plc (m)	44

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
34		Vodafone Group plc (m)	94

			571

		United States — 45.4%
1		Altera Corp. (m)	34
—	(h)	Amazon.com, Inc. (a) (m)	42
1		American Express Co. (m)	47
—	(h)	Apple, Inc. (a) (m)	127
—	(h)	AutoZone, Inc. (a) (m)	48
—	(h)	Biogen Idec, Inc. (a) (m)	44
1		Capital One Financial Corp. (m)	52
1		Carnival Corp. (m)	36
1		CBS Corp. (Non-Voting), Class B (m)	46
1		Celgene Corp. (a) (m)	40
—	(h)	Chevron Corp. (m)	47
2		Cisco Systems, Inc. (m)	44
2		Citigroup, Inc. (m)	64
—	(h)	Cognizant Technology Solutions Corp., Class A (a) (m)	35
1		Comcast Corp., Class A (m)	40
—	(h)	CVS Caremark Corp. (m)	12
1		E.I. du Pont de Nemours & Co. (m)	47
1		EMC Corp. (a) (m)	32
1		Fluor Corp. (m)	52
—	(h)	Humana, Inc. (m)	31
1		Johnson Controls, Inc. (m)	44
1		Lam Research Corp. (a) (m)	26
—	(h)	LinkedIn Corp., Class A (a) (m)	28
1		Merck & Co., Inc. (m)	57
1		MetLife, Inc. (m)	33
3		Microsoft Corp. (m)	82
—	(h)	NIKE, Inc., Class B (m)	30
1		Occidental Petroleum Corp. (m)	61
2		Oracle Corp. (m)	62
1		PACCAR, Inc. (m)	25
1		Peabody Energy Corp. (m)	33
1		PG&E Corp. (m)	28

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
—	(h)	QUALCOMM, Inc. (m)	18
—	(h)	Range Resources Corp. (m)	27
1		Schlumberger Ltd. (m)	67
1		SunTrust Banks, Inc. (m)	32
—	(h)	Target Corp. (m)	28
2		TD Ameritrade Holding Corp. (m)	37
1		Tiffany & Co. (m)	35
1		Time Warner, Inc. (m)	50
1		TJX Cos., Inc. (m)	30
1		Union Pacific Corp. (m)	61
1		United Technologies Corp. (m)	58
1		UnitedHealth Group, Inc. (m)	64
—	(h)	V.F. Corp. (m)	53
1		Vertex Pharmaceuticals, Inc. (a) (m)	22
3		Wells Fargo & Co. (m)	103
1		Williams Cos., Inc. (The) (m)	31

			2,145

		Total Common Stocks (Cost $4,065)	4,571

Preferred Stock — 0.9%
		Germany — 0.9%
—	(h)	Volkswagen AG (m) (Cost $40)	45

Short-Term Investment — 0.5%
		Investment Company — 0.5%
25		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $25)	25

		Total Investments — 98.1% (Cost $4,130)	4,641
		Other Assets in Excess of Liabilities — 1.9%	88

		NET ASSETS — 100.0%	$4,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	6.4
Insurance	4.6
Commercial Banks	4.3
Computers & Peripherals	3.4
Specialty Retail	3.2
Tobacco	3.1
Software	3.1
Media	3.0
Chemicals	2.9
Hotels, Restaurants & Leisure	2.9
Automobiles	2.9
Textiles, Apparel & Luxury Goods	2.7
Semiconductors & Semiconductor Equipment	2.7
Food Products	2.6
Multi-Utilities	2.5
Wireless Telecommunication Services	2.4

INDUSTRY	PERCENTAGE
Aerospace & Defense	2.3%
Biotechnology	2.3
Electrical Equipment	2.3
Consumer Finance	2.1
Diversified Financial Services	2.1
Communications Equipment	2.1
Metals & Mining	2.0
Health Care Providers & Services	2.0
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	1.4
Beverages	1.4
Road & Rail	1.3
Machinery	1.2
Health Care Equipment & Supplies	1.2
Professional Services	1.2
Construction & Engineering	1.1
Others (each less than 1.0%)	11.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
17,160	CHF
14,294	for EUR	Royal Bank of Canada	06/13/12	$19	#	$19	#	$—	(h)
19,418	AUD	Barclays Bank plc	06/13/12	20		20		—	(h)
145,854	AUD	Credit Suisse International	06/13/12	152		151		(1)
176,609	CAD	Credit Suisse International	06/13/12	175		178		3
21,606	CAD	Westpac Banking Corp.	06/13/12	22		22		—	(h)
30,675	CHF	Westpac Banking Corp.	06/13/12	34		34		—	(h)
20,509	EUR	Barclays Bank plc	06/13/12	27		27		—	(h)
17,542	EUR	BNP Paribas	06/13/12	24		24		—	(h)
22,057	EUR	Westpac Banking Corp.	06/13/12	29		29		—	(h)
18,268	GBP	Westpac Banking Corp.	06/13/12	30		30		—	(h)
1,549,905	JPY	BNP Paribas	06/13/12	19		19		—	(h)
4,032,405	JPY	Credit Suisse International	06/13/12	50		51		1
97,821	NOK	Credit Suisse International	06/13/12	17		17		—	(h)
149,120	SEK	Credit Suisse International	06/13/12	22		22		—	(h)
43,461	SGD	Deutsche Bank AG	06/13/12	34		35		1
				$674		$678		$4

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,441	CHF	Union Bank of Switzerland AG	06/13/12	$49	$50	$(1)
17,301	EUR	Barclays Bank plc	06/13/12	23	23	— (h)
174,763	EUR	Union Bank of Switzerland AG	06/13/12	229	231	(2)
152,254	GBP	Union Bank of Switzerland AG	06/13/12	240	247	(7)
356,808	HKD	Deutsche Bank AG	06/13/12	46	46	— (h)
1,505,041	JPY	State Street Corp.	06/13/12	19	19	— (h)
2,924,461	JPY	Westpac Banking Corp.	06/13/12	36	37	(1)
				$642	$653	$(11)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.8%
	Australia — 2.8%
501	BHP Billiton Ltd. (m)	18,574
87	Rio Tinto Ltd. (m)	5,944

		24,518

	Belgium — 1.7%
201	Anheuser-Busch InBev N.V. (m)	14,509

	China — 4.1%
11,918	China Construction Bank Corp., Class H (m)	9,249
3,697	CNOOC Ltd. (m)	7,812
13,274	Industrial & Commercial Bank of China, Class H (m)	8,819
718	Ping An Insurance Group Co. of China Ltd., Class H (m)	5,960
975	Sands China Ltd. (m)	3,817

		35,657

	France — 12.7%
246	Accor S.A. (m)	8,494
508	AXA S.A. (a) (m)	7,222
132	BNP Paribas S.A. (m)	5,314
84	Imerys S.A. (m)	4,785
146	Lafarge S.A. (m)	5,724
65	LVMH Moet Hennessy Louis Vuitton S.A. (m)	10,839
75	Pernod-Ricard S.A. (m)	7,786
54	PPR (m)	9,000
142	Sanofi (m)	10,851
174	Schneider Electric S.A. (a) (m)	10,723
132	Societe Generale S.A. (m)	3,117
85	Technip S.A. (m)	9,686
337	Total S.A. (m)	16,192

		109,733

	Germany — 6.9%
55	Allianz SE (m)	6,112
155	Bayer AG (m)	10,917
95	Fresenius Medical Care AG & Co. KGaA (m)	6,735
50	Linde AG (m)	8,589
213	SAP AG (m)	14,096
104	Siemens AG (m)	9,616
133	Symrise AG (m)	3,852

		59,917

	Hong Kong — 2.5%
2,599	Belle International Holdings Ltd. (m)	5,071
649	Cheung Kong Holdings Ltd. (m)	8,583
2,121	Hang Lung Properties Ltd. (m)	7,798

		21,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.3%
813	WPP plc (m)	11,015

	Israel — 1.0%
184	Teva Pharmaceutical Industries Ltd., ADR (m)	8,395

	Italy — 0.5%
2,656	Intesa Sanpaolo S.p.A. (m)	4,026

	Japan — 14.9%
224	Canon, Inc. (m)	10,147
155	Daikin Industries Ltd. (m)	4,098
73	East Japan Railway Co. (m)	4,517
48	FANUC Corp. (m)	8,011
304	Honda Motor Co., Ltd. (m)	10,926
2	Japan Tobacco, Inc. (m)	9,002
346	Komatsu Ltd. (m)	9,958
941	Kubota Corp. (m)	9,084
62	Makita Corp. (m)	2,377
367	Mitsubishi Corp. (m)	7,947
74	Murata Manufacturing Co., Ltd. (m)	4,240
73	Nidec Corp. (m)	6,560
141	Omron Corp. (m)	2,998
149	Shin-Etsu Chemical Co., Ltd. (m)	8,606
48	SMC Corp. (m)	7,966
549	Sumitomo Corp. (m)	7,802
270	Toyota Motor Corp. (m)	11,060
12	Yahoo! Japan Corp. (m)	3,631

		128,930

	Mexico — 0.7%
225	America Movil S.A.B. de C.V., Series L, , ADR (m)	5,985

	Netherlands — 4.0%
1,081	ING Groep N.V., CVA (a) (m)	7,624
751	Royal Dutch Shell plc, Class A (m)	26,799

		34,423

	South Korea — 1.3%
18	Samsung Electronics Co., Ltd., Reg. S, GDR (e) (m)	10,762

	Spain — 1.2%
12	Banco Bilbao Vizcaya Argentaria S.A. (a) (f) (i)	78
540	Banco Bilbao Vizcaya Argentaria S.A. (a) (m)	3,660
76	Inditex S.A. (m)	6,851

		10,589

	Sweden — 1.1%
387	Atlas Copco AB, Class A (m)	9,213

	Switzerland — 10.9%
400	ABB Ltd. (a) (m)	7,282

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
259	Credit Suisse Group AG (a) (m)	6,194
98	Holcim Ltd. (a) (m)	6,092
305	Nestle S.A. (m)	18,712
234	Novartis AG (m)	12,909
77	Roche Holding AG (m)	14,115
4	SGS S.A. (m)	6,817
538	Xstrata plc (m)	10,334
46	Zurich Insurance Group AG (a) (m)	11,322

		93,777

	Taiwan — 1.1%
611	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	9,518

	United Kingdom — 24.1%
1,996	Barclays plc (m)	7,066
831	BG Group plc (m)	19,614
54	BHP Billiton plc (m)	1,738
233	British American Tobacco plc (m)	11,960
382	Burberry Group plc (m)	9,216
1,842	Centrica plc (m)	9,163
513	GlaxoSmithKline plc (m)	11,848
1,982	HSBC Holdings plc (m)	17,925
707	ICAP plc (m)	4,359
261	Imperial Tobacco Group plc (m)	10,451
1,106	Man Group plc (m)	1,859
1,193	Marks & Spencer Group plc (m)	6,912
783	Meggitt plc (m)	5,191
1,024	Prudential plc (m)	12,552
180	Rio Tinto plc (m)	10,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
793	Standard Chartered plc (m)	19,397
2,009	Tesco plc (m)	10,350
339	Tullow Oil plc (m)	8,447
334	Unilever plc (m)	11,401
6,738	Vodafone Group plc (m)	18,649

		208,163

	Total Common Stocks (Cost $664,693)	800,582

Preferred Stocks — 2.1%
	Germany — 2.1%
108	Henkel AG & Co. KGaA (m)	8,067
55	Volkswagen AG (m)	10,356

	Total Preferred Stocks (Cost $12,877)	18,423

Short-Term Investment — 5.0%
	Investment Company — 5.0%
43,085	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $43,085)	43,085

	Total Investments — 99.9% (Cost $720,655)	862,090
	Other Assets in Excess of Liabilities — 0.1%	806

	NET ASSETS — 100.0%	$862,896

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.1%
Commercial Banks	9.1
Pharmaceuticals	8.0
Metals & Mining	5.4
Machinery	5.4
Insurance	5.0
Automobiles	3.8
Tobacco	3.6
Food Products	3.5
Wireless Telecommunication Services	2.9
Electrical Equipment	2.8
Beverages	2.6
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.4
Textiles, Apparel & Luxury Goods	2.3
Construction Materials	1.9
Real Estate Management & Development	1.9
Multiline Retail	1.8
Trading Companies & Distributors	1.8
Software	1.6
Capital Markets	1.4
Hotels, Restaurants & Leisure	1.4
Specialty Retail	1.4
Media	1.3
Food & Staples Retailing	1.2
Office Electronics	1.2
Energy Equipment & Services	1.1
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Others (each less than 1.0%)	6.5
Short-Term Investment	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.9%
	Australia — 5.0%
15	AGL Energy Ltd. (m)	235
81	Alumina Ltd. (m)	97
41	Amcor Ltd. (m)	323
95	AMP Ltd. (m)	422
19	APA Group (m)	102
33	Asciano Ltd. (m)	162
6	ASX Ltd. (m)	198
88	Australia & New Zealand Banking Group Ltd. (m)	2,184
12	Bendigo and Adelaide Bank Ltd. (m)	96
449	BGP Holdings plc (a) (f) (i)	—
107	BHP Billiton Ltd. (m)	3,983
24	Boral Ltd. (m)	95
50	Brambles Ltd. (m)	373
5	Caltex Australia Ltd. (m)	65
2	Campbell Brothers Ltd. (m)	163
58	CFS Retail Property Trust (m)	117
19	Coca-Cola Amatil Ltd. (m)	248
2	Cochlear Ltd. (m)	127
53	Commonwealth Bank of Australia (m)	2,845
14	Computershare Ltd. (m)	125
14	Crown Ltd. (m)	130
17	CSL Ltd. (m)	665
163	Dexus Property Group (m)	158
23	Echo Entertainment Group Ltd. (m)	106
76	Fairfax Media Ltd. (m)	54
41	Fortescue Metals Group Ltd. (m)	241
46	Goodman Group (m)	174
56	GPT Group (m)	190
18	Harvey Norman Holdings Ltd. (m)	38
14	Iluka Resources Ltd. (m)	245
55	Incitec Pivot Ltd. (m)	185
70	Insurance Australia Group Ltd. (m)	257
5	Leighton Holdings Ltd. (m)	107
18	Lend Lease Group (m)	140
61	Lynas Corp., Ltd. (a) (m)	71
12	Macquarie Group Ltd. (m)	348
26	Metcash Ltd. (f) (i)	106
117	Mirvac Group (m)	157
74	National Australia Bank Ltd. (m)	1,926
26	Newcrest Mining Ltd. (m)	697
12	Orica Ltd. (m)	340
36	Origin Energy Ltd. (m)	495
11	OZ Minerals Ltd. (m)	105
38	Qantas Airways Ltd. (a) (m)	64
37	QBE Insurance Group Ltd. (m)	534

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
58	QR National Ltd. (m)	219
4	Ramsay Health Care Ltd. (m)	93
15	Rio Tinto Ltd. (m)	995
31	Santos Ltd. (m)	453
12	Sonic Healthcare Ltd. (m)	163
47	SP AusNet (m)	54
76	Stockland (m)	246
44	Suncorp Group Ltd. (m)	367
13	Sydney Airport (m)	38
23	TABCORP Holdings Ltd. (m)	68
43	Tatts Group Ltd. (m)	116
143	Telstra Corp., Ltd. (m)	527
22	Toll Holdings Ltd. (m)	136
44	Transurban Group (m)	268
34	Wesfarmers Ltd. (m)	1,059
73	Westfield Group (m)	699
98	Westfield Retail Trust (m)	275
101	Westpac Banking Corp. (m)	2,389
22	Woodside Petroleum Ltd. (m)	780
41	Woolworths Ltd. (m)	1,109
6	WorleyParsons Ltd. (m)	190

		29,737

	Austria — 1.1%
51	Erste Group Bank AG (m)	1,178
249	IMMOFINANZ AG (a) (m)	875
44	OMV AG (m)	1,474
13	Raiffeisen Bank International AG (m)	430
89	Telekom Austria AG (m)	974
18	Verbund AG (m)	502
10	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	411
28	Voestalpine AG (m)	923

		6,767

	Belgium — 2.0%
248	Ageas (m)	452
90	Anheuser-Busch InBev N.V. (m)	6,480
4	Bekaert S.A. (m)	124
17	Belgacom S.A. (m)	494
9	Colruyt S.A. (m)	352
12	Delhaize Group S.A. (m)	567
9	Groupe Bruxelles Lambert S.A. (m)	638
17	KBC Groep N.V. (m)	333
4	Mobistar S.A. (m)	135
7	Solvay S.A. (m)	814
12	UCB S.A. (m)	539

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
13	Umicore S.A. (m)	706

		11,634

	Bermuda — 0.2%
33	Seadrill Ltd. (m)	1,297

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	87
6	BRF - Brasil Foods S.A. (m)	111
3	Natura Cosmeticos S.A. (m)	63
34	Petroleo Brasileiro S.A. (m)	396
17	Vale S.A. (m)	385

		1,042

	Chile — 0.7%
4,053	Banco Santander Chile (m)	320
7	CAP S.A. (m)	310
72	Cencosud S.A. (m)	456
280	Empresa Nacional de Electricidad S.A. (m)	510
82	Empresas CMPC S.A. (m)	338
37	Empresas COPEC S.A. (m)	602
333	Enersis S.A. (m)	136
26	Enersis S.A., ADR (m)	533
9	ENTEL Chile S.A. (m)	175
14	Lan Airlines S.A. (m)	394
41	S.A.C.I. Falabella (m)	404

		4,178

	China — 0.7%
672	Bank of China Ltd., Class H (m)	280
26	BBMG Corp., Class H (m)	22
78	BYD Co., Ltd., Class H (a) (m)	204
468	China Construction Bank Corp., Class H (m)	363
75	China Life Insurance Co., Ltd., Class H (a) (m)	200
158	CNOOC Ltd. (m)	334
410	Datang International Power Generation Co., Ltd., Class H (m)	145
41	Foxconn International Holdings Ltd. (a) (m)	19
226	Huaneng Power International, Inc., Class H (a) (m)	134
601	Industrial & Commercial Bank of China, Class H (m)	399
48	Lenovo Group Ltd. (m)	45
349	PetroChina Co., Ltd., Class H (m)	520
17	Ping An Insurance Group Co. of China Ltd., Class H (m)	137
44	Sands China Ltd. (m)	174
91	Shui On Land Ltd. (m)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
11		Tencent Holdings Ltd. (m)	335
74		Tingyi Cayman Islands Holding Corp. (m)	197
28		Wynn Macau Ltd. (m)	91
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	51
151		Yanzhou Coal Mining Co., Ltd., Class H (a) (m)	317
361		Zhejiang Expressway Co., Ltd., Class H (m)	259

			4,264

		Denmark — 1.3%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	261
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	705
7		Carlsberg A/S, Class B (m)	626
2		Coloplast A/S, Class B (m)	294
42		Danske Bank A/S (a) (m)	676
12		DSV A/S (m)	283
28		Novo Nordisk A/S, Class B (m)	4,144
15		Novozymes A/S, Class B (m)	394
34		TDC A/S (m)	243
1		Tryg A/S (m)	83
13		Vestas Wind Systems A/S (a) (m)	117
1		William Demant Holding A/S (a) (m)	137

			7,963

		Finland — 0.7%
8		Elisa OYJ (m)	176
25		Fortum OYJ (m)	527
3		Kesko OYJ, Class B (m)	91
8		Kone OYJ, Class B (m)	492
7		Metso OYJ (m)	309
6		Neste Oil OYJ (m)	75
201		Nokia OYJ (m)	728
6		Nokian Renkaat OYJ (m)	288
5		Orion OYJ, Class B (m)	93
7		Pohjola Bank plc, Class A (m)	80
23		Sampo OYJ, Class A (m)	619
4		Sanoma OYJ (m)	46
32		Stora Enso OYJ, Class R (m)	218
28		UPM-Kymmene OYJ (m)	364
8		Wartsila OYJ (m)	337

			4,443

		France — 8.3%
8		Accor S.A. (m)	294
2		Aeroports de Paris (m)	169
16		Air Liquide S.A. (m)	2,100
139		Alcatel-Lucent (a) (m)	213
12		Alstom S.A. (m)	428

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
3	Arkema S.A. (m)	284
3	Atos Origin S.A. (m)	189
100	AXA S.A. (a) (m)	1,427
56	BNP Paribas S.A. (m)	2,251
11	Bouygues S.A. (m)	292
3	Bureau Veritas S.A. (m)	289
8	Cap Gemini S.A. (m)	331
33	Carrefour S.A. (m)	672
3	Casino Guichard Perrachon S.A. (a) (m)	308
3	Christian Dior S.A. (m)	478
23	Cie de St-Gobain (m)	952
9	Cie Generale de Geophysique-Veritas (a) (m)	247
11	Cie Generale d’Optique Essilor International S.A. (m)	1,007
8	CNP Assurances (m)	114
10	Compagnie Generale des Etablissements Michelin, Class B (m)	759
60	Credit Agricole S.A. (m)	308
34	Danone (m)	2,364
3	Dassault Systemes S.A. (m)	337
9	Edenred (m)	284
14	EDF S.A. (m)	294
2	Eiffage S.A. (m)	59
2	Eurazeo (m)	103
7	Eutelsat Communications S.A. (m)	267
2	Fonciere Des Regions (m)	120
106	France Telecom S.A. (m)	1,456
71	GDF Suez (m)	1,639
1	Gecina S.A. (m)	123
29	Groupe Eurotunnel S.A. (m)	242
1	ICADE (a) (m)	107
1	Iliad S.A. (m)	134
2	Imerys S.A. (m)	103
4	JCDecaux S.A. (a) (m)	111
6	Klepierre (m)	199
12	Lafarge S.A. (m)	453
7	Lagardere S.C.A (m)	207
13	Legrand S.A. (m)	442
14	L’Oreal S.A. (m)	1,658
15	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,428
48	Natixis (m)	145
2	Neopost S.A. (m)	120
11	Pernod-Ricard S.A. (m)	1,179
9	Peugeot S.A. (m)	105
4	PPR (m)	738
8	Publicis Groupe S.A. (m)	403

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
11	Renault S.A. (m)	513
10	Safran S.A. (m)	354
66	Sanofi (m)	5,009
28	Schneider Electric S.A. (a) (m)	1,711
10	SCOR SE (m)	266
1	Societe BIC S.A. (m)	151
37	Societe Generale S.A. (m)	883
6	Societe Television Francaise 1 (m)	57
5	Sodexo (m)	432
15	Suez Environnement Co. (m)	207
6	Technip S.A. (m)	651
6	Thales S.A. (m)	208
122	Total S.A. (m)	5,871
5	Unibail-Rodamco SE (m)	979
6	Vallourec S.A. (m)	391
22	Veolia Environnement S.A. (m)	316
26	Vinci S.A. (m)	1,207
71	Vivendi S.A. (m)	1,314
2	Wendel S.A. (m)	150

		49,602

	Germany — 11.6%
18	Adidas AG (m)	1,497
39	Allianz SE (m)	4,359
4	Axel Springer AG (m)	163
79	BASF SE (m)	6,508
71	Bayer AG (m)	5,010
28	Bayerische Motoren Werke AG (m)	2,709
9	Beiersdorf AG (m)	612
4	Brenntag AG (m)	493
8	Celesio AG (m)	135
320	Commerzbank AG (a) (m)	692
7	Continental AG (m)	683
78	Daimler AG (m)	4,327
80	Deutsche Bank AG (m)	3,474
17	Deutsche Boerse AG (m)	1,068
21	Deutsche Lufthansa AG (m)	269
73	Deutsche Post AG (m)	1,361
241	Deutsche Telekom AG (m)	2,720
155	E.ON AG (m)	3,508
3	Fraport AG Frankfurt Airport Services Worldwide (m)	212
18	Fresenius Medical Care AG & Co. KGaA (m)	1,275
10	Fresenius SE & Co. KGaA (m)	968
15	GEA Group AG (m)	499
5	Hannover Rueckversicherung AG (m)	327

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
12	HeidelbergCement AG (m)	642
11	Henkel AG & Co. KGaA (m)	661
4	Hochtief AG (m)	212
95	Infineon Technologies AG (m)	947
15	K+S AG (m)	731
8	Kabel Deutschland Holding AG (a) (m)	497
7	Lanxess AG (m)	579
15	Linde AG (m)	2,514
5	MAN SE (m)	664
6	Merck KGaA (m)	619
11	Metro AG (m)	367
15	Muenchener Rueckversicherungs AG (m)	2,234
42	RWE AG (m)	1,793
4	Salzgitter AG (m)	185
79	SAP AG (m)	5,242
71	Siemens AG (m)	6,580
6	Suedzucker AG (m)	172
34	ThyssenKrupp AG (m)	801
9	United Internet AG (m)	186
2	Volkswagen AG (m)	401
1	Wacker Chemie AG (m)	110

		69,006

	Greece — 0.2%
30	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	598
40	Hellenic Telecommunications Organization S.A. (m)	130
156	National Bank of Greece S.A. (a) (m)	349
37	OPAP S.A. (m)	327

		1,404

	Hong Kong — 1.0%
156	AIA Group Ltd. (m)	551
4	ASM Pacific Technology Ltd. (m)	51
28	Bank of East Asia Ltd. (m)	105
118	Belle International Holdings Ltd. (m)	230
69	BOC Hong Kong Holdings Ltd. (m)	214
22	Cathay Pacific Airways Ltd. (m)	37
26	Cheung Kong Holdings Ltd. (m)	346
9	Cheung Kong Infrastructure Holdings Ltd. (m)	53
53	China Mobile Ltd. (m)	586
1	Chinese Estates Holdings Ltd. (m)	1
34	CLP Holdings Ltd. (m)	290
40	First Pacific Co., Ltd. (m)	43
23	Galaxy Entertainment Group Ltd. (a) (m)	72
16	Hang Lung Group Ltd. (m)	100
46	Hang Lung Properties Ltd. (m)	169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
14	Hang Seng Bank Ltd. (m)	195
18	Henderson Land Development Co., Ltd. (m)	102
3	HKT Trust/HKT Ltd. (a) (m)	3
88	Hong Kong & China Gas Co., Ltd. (m)	225
18	Hong Kong Exchanges and Clearing Ltd. (m)	291
2	Hopewell Highway Infrastructure Ltd. (m)	1
10	Hopewell Holdings Ltd. (m)	27
6	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	3
38	Hutchison Whampoa Ltd. (m)	366
12	Hysan Development Co., Ltd. (m)	54
14	Kerry Properties Ltd. (m)	61
106	Li & Fung Ltd. (m)	227
11	Lifestyle International Holdings Ltd. (m)	25
41	Link REIT (The) (m)	171
27	MTR Corp., Ltd. (m)	94
68	New World Development Co., Ltd. (m)	84
111	Noble Group Ltd. (m)	106
23	NWS Holdings Ltd. (m)	35
4	Orient Overseas International Ltd. (m)	29
76	PCCW Ltd. (m)	28
26	Power Assets Holdings Ltd. (m)	194
26	Shangri-La Asia Ltd. (m)	55
55	Sino Land Co., Ltd. (m)	94
31	SJM Holdings Ltd. (m)	68
27	Sun Hung Kai Properties Ltd. (m)	318
12	Swire Pacific Ltd., Class A (m)	140
28	Wharf Holdings Ltd. (m)	168
17	Wheelock & Co., Ltd. (m)	57
4	Wing Hang Bank Ltd. (m)	37
14	Yue Yuen Industrial Holdings Ltd. (m)	45

		6,151

	Hungary — 0.8%
196	Magyar Telekom Telecommunications plc (m)	493
18	MOL Hungarian Oil and Gas plc (a) (m)	1,450
100	OTP Bank plc (m)	1,752
6	Richter Gedeon Nyrt. (m)	1,010

		4,705

	India — 0.8%
20	Bharat Heavy Electricals Ltd. (m)	83
15	Hindustan Unilever Ltd. (m)	122
31	Housing Development Finance Corp., Ltd. (m)	393
7	ICICI Bank Ltd., ADR (m)	252
9	Infosys Ltd. (m)	428

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — Continued
40		Infrastructure Development Finance Co., Ltd. (m)	93
239		ITC Ltd., Reg. S, GDR (m)	1,110
75		Jaiprakash Associates Ltd. (m)	106
5		Larsen & Toubro Ltd., Reg. S, GDR (m)	109
9		Mahindra & Mahindra Ltd. (m)	115
33		NTPC Ltd. (m)	102
28		Oil & Natural Gas Corp., Ltd. (m)	141
12		Ranbaxy Laboratories Ltd., Reg. S, GDR (a) (m)	119
27		Reliance Industries Ltd. (m)	384
6		Reliance Industries Ltd., GDR (e) (m)	156
75		Sterlite Industries India Ltd. (m)	150
14		Sun Pharmaceutical Industries Ltd. (m)	157
31		Tata Motors Ltd. (m)	186
52		Tata Power Co. Ltd. (m)	105
82		United Phosphorus Ltd. (m)	180

			4,491

		Ireland — 0.9%
4		Allied Irish Banks plc (a) (m)	1
100		CRH plc (m)	2,019
47		Elan Corp. plc (a) (m)	652
23		Elan Corp. plc, ADR (a) (m)	318
25		Experian plc (m)	390
15		James Hardie Industries SE, CDI (m)	113
20		Kerry Group plc, Class A (m)	913
27		Ryanair Holdings plc (a) (m)	155
14		Shire plc (m)	450
31		WPP plc (m)	421

			5,432

		Israel — 0.8%
71		Bank Hapoalim BM (m)	265
80		Bank Leumi Le-Israel BM (m)	249
119		Bezeq Israeli Telecommunication Corp., Ltd. (m)	198
4		Cellcom Israel Ltd. (m)	46
—	(h)	Delek Group Ltd. (m)	60
2		Elbit Systems Ltd. (m)	58
30		Israel Chemicals Ltd. (m)	343
—	(h)	Israel Corp., Ltd. (The) (m)	102
53		Israel Discount Bank Ltd., Class A (a) (m)	69
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
8		Mizrahi Tefahot Bank Ltd. (a) (m)	75
4		NICE Systems Ltd. (a) (m)	156
6		Partner Communications Co., Ltd. (m)	43
39		Teva Pharmaceutical Industries Ltd. (m)	1,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	Israel — Continued
25	Teva Pharmaceutical Industries Ltd., ADR (m)	1,132

		4,569

	Italy — 5.5%
170	A2A S.p.A. (m)	108
183	Assicurazioni Generali S.p.A. (m)	2,503
50	Atlantia S.p.A. (m)	766
19	Autogrill S.p.A. (m)	188
109	Banca Carige S.p.A. (m)	114
805	Banca Monte dei Paschi di Siena S.p.A. (m)	286
279	Banco Popolare SC (m)	415
279	Enel Green Power S.p.A. (m)	450
1,035	Enel S.p.A. (m)	3,395
378	ENI S.p.A. (m)	8,398
10	Exor S.p.A. (m)	232
120	Fiat Industrial S.p.A. (m)	1,365
121	Fiat S.p.A (a) (m)	586
63	Finmeccanica S.p.A. (m)	271
159	Intesa Sanpaolo S.p.A. (m)	213
1,579	Intesa Sanpaolo S.p.A. (m)	2,393
19	Luxottica Group S.p.A. (m)	665
111	Mediaset S.p.A. (m)	265
81	Mediobanca S.p.A. (m)	398
36	Pirelli & C. S.p.A. (m)	443
42	Prelios S.p.A. (a) (m)	9
32	Prysmian S.p.A. (m)	528
42	Saipem S.p.A. (m)	2,052
251	Snam S.p.A. (m)	1,195
1,464	Telecom Italia S.p.A. (a) (m)	1,662
192	Terna Rete Elettrica Nazionale S.p.A. (m)	713
11	UniCredit S.p.A	42
627	UniCredit S.p.A. (m)	2,501
128	Unione di Banche Italiane ScpA (m)	477

		32,633

	Japan — 23.2%
2	ABC-Mart, Inc. (m)	66
10	Advantest Corp. (m)	164
37	Aeon Co., Ltd. (m)	484
5	Aeon Credit Service Co., Ltd. (m)	90
5	Aeon Mall Co., Ltd. (m)	106
9	Air Water, Inc. (m)	113
12	Aisin Seiki Co., Ltd. (m)	423
41	Ajinomoto Co., Inc. (m)	529
3	Alfresa Holdings Corp. (m)	120
55	All Nippon Airways Co., Ltd. (m)	161

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
23		Amada Co., Ltd. (m)	157
38		Aozora Bank Ltd. (m)	97
62		Asahi Glass Co., Ltd. (m)	490
24		Asahi Group Holdings Ltd. (m)	539
78		Asahi Kasei Corp. (m)	485
10		Asics Corp. (m)	107
29		Astellas Pharma, Inc. (m)	1,164
21		Bank of Kyoto Ltd. (The) (m)	178
78		Bank of Yokohama Ltd. (The) (m)	377
4		Benesse Holdings, Inc. (m)	212
41		Bridgestone Corp. (m)	972
15		Brother Industries Ltd. (m)	202
72		Canon, Inc. (m)	3,272
15		Casio Computer Co., Ltd. (m)	103
—	(h)	Central Japan Railway Co. (m)	780
47		Chiba Bank Ltd. (The) (m)	285
10		Chiyoda Corp. (m)	120
43		Chubu Electric Power Co., Inc. (m)	702
14		Chugai Pharmaceutical Co., Ltd. (m)	244
11		Chugoku Bank Ltd. (The) (m)	139
18		Chugoku Electric Power Co., Inc. (The) (m)	316
17		Citizen Holdings Co., Ltd. (m)	108
4		Coca-Cola West Co., Ltd. (m)	72
39		Cosmo Oil Co., Ltd. (m)	108
10		Credit Saison Co., Ltd. (m)	209
34		Dai Nippon Printing Co., Ltd. (m)	305
17		Daicel Corp. (m)	110
18		Daido Steel Co., Ltd. (m)	112
12		Daihatsu Motor Co., Ltd. (m)	227
1		Dai-ichi Life Insurance Co., Ltd. (The) (m)	719
42		Daiichi Sankyo Co., Ltd. (m)	726
15		Daikin Industries Ltd. (m)	399
11		Dainippon Sumitomo Pharma Co., Ltd. (m)	105
5		Daito Trust Construction Co., Ltd. (m)	418
29		Daiwa House Industry Co., Ltd. (m)	378
103		Daiwa Securities Group, Inc. (m)	391
6		Dena Co., Ltd. (m)	176
31		Denki Kagaku Kogyo KK (m)	122
31		Denso Corp. (m)	999
11		Dentsu, Inc. (m)	347
22		East Japan Railway Co. (m)	1,344
16		Eisai Co., Ltd. (m)	637
8		Electric Power Development Co., Ltd. (m)	211
4		FamilyMart Co., Ltd. (m)	185
12		FANUC Corp. (m)	2,065

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
3		Fast Retailing Co., Ltd. (m)	743
37		Fuji Electric Co., Ltd. (m)	99
36		Fuji Heavy Industries Ltd. (m)	272
29		FUJIFILM Holdings Corp. (m)	613
116		Fujitsu Ltd. (m)	565
49		Fukuoka Financial Group, Inc. (m)	203
40		Furukawa Electric Co., Ltd. (m)	109
6		Gree, Inc. (m)	162
23		GS Yuasa Corp. (m)	118
26		Gunma Bank Ltd. (The) (m)	130
26		Hachijuni Bank Ltd. (The) (m)	142
2		Hakuhodo DY Holdings, Inc. (m)	96
4		Hamamatsu Photonics KK (m)	175
17		Hino Motors Ltd. (m)	120
2		Hirose Electric Co., Ltd. (m)	216
33		Hiroshima Bank Ltd. (The) (m)	134
4		Hisamitsu Pharmaceutical Co., Inc. (m)	160
7		Hitachi Chemical Co., Ltd. (m)	128
7		Hitachi Construction Machinery Co., Ltd. (m)	154
4		Hitachi High-Technologies Corp. (m)	103
288		Hitachi Ltd. (m)	1,834
10		Hitachi Metals Ltd. (m)	125
12		Hokkaido Electric Power Co., Inc. (m)	169
82		Hokuhoku Financial Group, Inc. (m)	144
10		Hokuriku Electric Power Co. (m)	175
104		Honda Motor Co., Ltd. (m)	3,743
27		Hoya Corp. (m)	622
8		Ibiden Co., Ltd. (m)	157
1		Idemitsu Kosan Co., Ltd. (m)	129
80		IHI Corp. (m)	194
—	(h)	Inpex Corp. (m)	924
23		Isetan Mitsukoshi Holdings Ltd. (m)	252
75		Isuzu Motors Ltd. (m)	428
96		ITOCHU Corp. (m)	1,086
1		Itochu Techno-Solutions Corp. (m)	66
16		Iyo Bank Ltd. (The) (m)	133
31		J. Front Retailing Co., Ltd. (m)	160
2		Japan Petroleum Exploration Co. (m)	87
—	(h)	Japan Prime Realty Investment Corp. (m)	129
—	(h)	Japan Real Estate Investment Corp. (m)	292
—	(h)	Japan Retail Fund Investment Corp. (m)	193
21		Japan Steel Works Ltd. (The) (m)	128
—	(h)	Japan Tobacco, Inc. (m)	1,584
30		JFE Holdings, Inc. (m)	554
14		JGC Corp. (m)	399

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
43		Joyo Bank Ltd. (The) (m)	188
17		JS Group Corp. (m)	326
11		JSR Corp. (m)	225
15		JTEKT Corp. (m)	161
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	121
143		JX Holdings, Inc. (m)	808
51		Kajima Corp. (m)	145
15		Kamigumi Co., Ltd. (m)	124
16		Kaneka Corp. (m)	98
47		Kansai Electric Power Co., Inc. (The) (m)	681
14		Kansai Paint Co., Ltd. (m)	151
33		Kao Corp. (m)	882
88		Kawasaki Heavy Industries Ltd. (m)	265
48		Kawasaki Kisen Kaisha Ltd. (a) (m)	101
—	(h)	KDDI Corp. (m)	1,218
30		Keikyu Corp. (m)	259
37		Keio Corp. (m)	268
18		Keisei Electric Railway Co., Ltd. (m)	139
3		Keyence Corp. (m)	684
10		Kikkoman Corp. (m)	115
9		Kinden Corp. (m)	64
105		Kintetsu Corp. (m)	369
53		Kirin Holdings Co., Ltd. (m)	672
152		Kobe Steel Ltd. (m)	216
6		Koito Manufacturing Co., Ltd. (m)	93
60		Komatsu Ltd. (m)	1,740
6		Konami Corp. (m)	176
30		Konica Minolta Holdings, Inc. (m)	247
73		Kubota Corp. (m)	707
22		Kuraray Co., Ltd. (m)	314
7		Kurita Water Industries Ltd. (m)	174
10		Kyocera Corp. (m)	942
17		Kyowa Hakko Kirin Co., Ltd. (m)	175
25		Kyushu Electric Power Co., Inc. (m)	333
4		Lawson, Inc. (m)	237
2		Mabuchi Motor Co., Ltd. (m)	71
7		Makita Corp. (m)	267
104		Marubeni Corp. (m)	721
15		Marui Group Co., Ltd. (m)	116
3		Maruichi Steel Tube Ltd. (m)	55
95		Mazda Motor Corp. (a) (m)	154
4		McDonald’s Holdings Co., Japan Ltd. (m)	125
10		Medipal Holdings Corp. (m)	123
4		MEIJI Holdings Co., Ltd. (m)	194
3		Miraca Holdings, Inc. (m)	130

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
88		Mitsubishi Chemical Holdings Corp. (m)	461
90		Mitsubishi Corp. (m)	1,940
124		Mitsubishi Electric Corp. (m)	1,086
80		Mitsubishi Estate Co., Ltd. (m)	1,420
23		Mitsubishi Gas Chemical Co., Inc. (m)	149
192		Mitsubishi Heavy Industries Ltd. (m)	872
7		Mitsubishi Logistics Corp. (m)	74
72		Mitsubishi Materials Corp. (m)	216
258		Mitsubishi Motors Corp. (a) (m)	289
14		Mitsubishi Tanabe Pharma Corp. (m)	189
809		Mitsubishi UFJ Financial Group, Inc. (m)	3,885
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	158
111		Mitsui & Co., Ltd. (m)	1,726
54		Mitsui Chemicals, Inc. (m)	156
54		Mitsui Fudosan Co., Ltd. (m)	984
72		Mitsui OSK Lines Ltd. (m)	279
1,451		Mizuho Financial Group, Inc. (m)	2,287
36		MS&AD Insurance Group Holdings (m)	658
13		Murata Manufacturing Co., Ltd. (m)	726
6		Nabtesco Corp. (m)	135
12		Namco Bandai Holdings, Inc. (m)	176
166		NEC Corp. (a) (m)	300
17		NGK Insulators Ltd. (m)	208
10		NGK Spark Plug Co., Ltd. (m)	149
10		NHK Spring Co., Ltd. (m)	103
7		Nidec Corp. (m)	625
21		Nikon Corp. (m)	622
6		Nintendo Co., Ltd. (m)	855
—	(h)	Nippon Building Fund, Inc. (m)	371
26		Nippon Electric Glass Co., Ltd. (m)	210
54		Nippon Express Co., Ltd. (m)	203
11		Nippon Meat Packers, Inc. (m)	144
7		Nippon Paper Group, Inc. (m)	130
59		Nippon Sheet Glass Co., Ltd. (m)	76
330		Nippon Steel Corp. (m)	823
28		Nippon Telegraph & Telephone Corp. (m)	1,253
94		Nippon Yusen KK (m)	278
38		Nishi-Nippon City Bank Ltd. (The) (m)	101
160		Nissan Motor Co., Ltd. (m)	1,659
11		Nisshin Seifun Group, Inc. (m)	128
45		Nisshin Steel Co., Ltd. (m)	63
3		Nissin Foods Holdings Co., Ltd. (m)	128
2		Nitori Holdings Co., Ltd. (m)	197
10		Nitto Denko Corp. (m)	425
24		NKSJ Holdings, Inc. (m)	494

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
7		NOK Corp. (m)	141
229		Nomura Holdings, Inc. (m)	937
6		Nomura Real Estate Holdings, Inc. (m)	108
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	105
7		Nomura Research Institute Ltd. (m)	151
27		NSK Ltd. (m)	187
32		NTN Corp. (m)	120
—	(h)	NTT Data Corp. (m)	267
1		NTT DoCoMo, Inc. (m)	1,665
—	(h)	NTT Urban Development Corp. (m)	58
42		Obayashi Corp. (m)	180
40		Odakyu Electric Railway Co., Ltd. (m)	371
54		OJI Paper Co., Ltd. (m)	249
14		Olympus Corp. (a) (m)	225
13		Omron Corp. (m)	268
5		Ono Pharmaceutical Co., Ltd. (m)	300
3		Oracle Corp. Japan (m)	99
3		Oriental Land Co., Ltd. (m)	338
7		ORIX Corp. (m)	623
119		Osaka Gas Co., Ltd. (m)	481
1		Otsuka Corp. (m)	80
16		Otsuka Holdings Co., Ltd. (m)	476
140		Panasonic Corp. (m)	1,072
—	(h)	Rakuten, Inc. (m)	520
121		Resona Holdings, Inc. (m)	515
43		Ricoh Co., Ltd. (m)	386
2		Rinnai Corp. (m)	153
6		Rohm Co., Ltd. (m)	284
4		Sankyo Co., Ltd. (m)	169
3		Sanrio Co., Ltd. (m)	127
4		Santen Pharmaceutical Co., Ltd. (m)	184
1		SBI Holdings, Inc. (m)	119
13		Secom Co., Ltd. (m)	623
13		Sega Sammy Holdings, Inc. (m)	283
8		Seiko Epson Corp. (m)	113
28		Sekisui Chemical Co., Ltd. (m)	250
35		Sekisui House Ltd. (m)	328
48		Seven & I Holdings Co., Ltd. (m)	1,453
36		Seven Bank Ltd. (m)	89
65		Sharp Corp. (m)	416
12		Shikoku Electric Power Co., Inc. (m)	305
14		Shimadzu Corp. (m)	125
1		Shimamura Co., Ltd. (m)	159
5		Shimano, Inc. (m)	296
39		Shimizu Corp. (m)	147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
26	Shin-Etsu Chemical Co., Ltd. (m)	1,507
91	Shinsei Bank Ltd. (m)	118
18	Shionogi & Co., Ltd. (m)	237
23	Shiseido Co., Ltd. (m)	403
37	Shizuoka Bank Ltd. (The) (m)	390
89	Showa Denko KK (m)	199
12	Showa Shell Sekiyu KK (m)	78
3	SMC Corp. (m)	568
56	Softbank Corp. (m)	1,683
82	Sojitz Corp. (m)	138
65	Sony Corp. (m)	1,046
11	Sony Financial Holdings, Inc. (m)	186
4	Square Enix Holdings Co., Ltd. (m)	82
9	Stanley Electric Co., Ltd. (m)	133
8	Sumco Corp. (a) (m)	81
98	Sumitomo Chemical Co., Ltd. (m)	402
71	Sumitomo Corp. (m)	1,009
47	Sumitomo Electric Industries Ltd. (m)	634
35	Sumitomo Heavy Industries Ltd. (m)	179
210	Sumitomo Metal Industries Ltd. (m)	378
33	Sumitomo Metal Mining Co., Ltd. (m)	434
85	Sumitomo Mitsui Financial Group, Inc. (m)	2,733
201	Sumitomo Mitsui Trust Holdings, Inc. (m)	589
23	Sumitomo Realty & Development Co., Ltd. (m)	555
11	Sumitomo Rubber Industries Ltd. (m)	154
12	Suruga Bank Ltd. (m)	118
5	Suzuken Co., Ltd. (m)	139
22	Suzuki Motor Corp. (m)	508
5	Sysmex Corp. (m)	189
36	T&D Holdings, Inc. (m)	390
67	Taisei Corp. (m)	171
2	Taisho Pharmaceutical Holdings Co. Ltd. (m)	190
17	Taiyo Nippon Sanso Corp. (m)	117
17	Takashimaya Co., Ltd. (m)	130
50	Takeda Pharmaceutical Co., Ltd. (m)	2,203
8	TDK Corp. (m)	409
62	Teijin Ltd. (m)	208
11	Terumo Corp. (m)	498
8	THK Co., Ltd. (m)	158
63	Tobu Railway Co., Ltd. (m)	322
7	Toho Co., Ltd. (m)	134
24	Toho Gas Co., Ltd. (m)	145
28	Tohoku Electric Power Co., Inc. (a) (m)	293
46	Tokio Marine Holdings, Inc. (m)	1,174
92	Tokyo Electric Power Co., Inc. (The) (a) (m)	230

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
11	Tokyo Electron Ltd. (m)	594
155	Tokyo Gas Co., Ltd. (m)	747
71	Tokyu Corp. (m)	333
28	Tokyu Land Corp. (m)	133
18	TonenGeneral Sekiyu KK (m)	168
37	Toppan Printing Co., Ltd. (m)	252
93	Toray Industries, Inc. (m)	716
255	Toshiba Corp. (m)	1,041
34	Tosoh Corp. (m)	93
19	TOTO Ltd. (m)	143
10	Toyo Seikan Kaisha Ltd. (m)	133
6	Toyo Suisan Kaisha Ltd. (m)	154
4	Toyobo Co., Ltd. (m)	5
4	Toyoda Gosei Co., Ltd. (m)	87
4	Toyota Boshoku Corp. (m)	53
12	Toyota Industries Corp. (m)	336
176	Toyota Motor Corp. (m)	7,204
13	Toyota Tsusho Corp. (m)	260
7	Trend Micro, Inc. (m)	201
4	Tsumura & Co. (m)	107
66	Ube Industries Ltd. (m)	169
8	Unicharm Corp. (m)	420
7	Ushio, Inc. (m)	90
1	USS Co., Ltd. (m)	146
11	West Japan Railway Co. (m)	448
1	Yahoo! Japan Corp. (m)	269
6	Yakult Honsha Co., Ltd. (m)	213
5	Yamada Denki Co., Ltd. (m)	340
14	Yamaguchi Financial Group, Inc. (m)	120
10	Yamaha Corp. (m)	100
17	Yamaha Motor Co., Ltd. (m)	228
25	Yamato Holdings Co., Ltd. (m)	392
3	Yamato Kogyo Co., Ltd. (m)	80
8	Yamazaki Baking Co., Ltd. (m)	113
14	Yaskawa Electric Corp. (m)	122
14	Yokogawa Electric Corp. (m)	135

		137,936

	Luxembourg — 0.5%
49	ArcelorMittal (m)	844
3	Millicom International Cellular S.A., SDR (m)	289
18	SES S.A., FDR (m)	424
73	Tenaris S.A. (m)	1,425

		2,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mauritius — 0.0% (g)
8	Essar Energy plc (a) (m)	20

	Mexico — 0.8%
14	Alfa S.A.B. de C.V., Class A (m)	204
1,026	America Movil S.A.B. de C.V., Series L, (m)	1,370
389	Cemex S.A.B. de C.V. (a) (m)	281
61	Fomento Economico Mexicano S.A.B. de C.V. (m)	497
4	Fresnillo plc (m)	112
80	Grupo Bimbo S.A.B. de C.V., Series A, (m)	190
18	Grupo Carso S.A.B. de C.V., Series A1, (m)	60
153	Grupo Mexico S.A.B. de C.V., Series B, (m)	472
25	Grupo Modelo S.A.B. de C.V., Series C, (m)	176
96	Grupo Televisa S.A.B. (m)	423
82	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	168
18	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	77
181	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	518

		4,548

	Netherlands — 4.0%
122	Aegon N.V. (a) (m)	569
16	Akzo Nobel N.V. (m)	867
30	ASML Holding N.V. (m)	1,511
4	Corio N.V. (m)	189
8	Delta Lloyd N.V. (m)	129
24	European Aeronautic Defence and Space Co., N.V. (m)	942
5	Fugro N.V., CVA (m)	355
8	Heineken Holding N.V. (m)	367
18	Heineken N.V. (m)	997
267	ING Groep N.V., CVA (a) (m)	1,887
80	Koninklijke Ahold N.V. (m)	1,016
5	Koninklijke Boskalis Westminster N.V. (m)	182
10	Koninklijke DSM N.V. (m)	590
101	Koninklijke KPN N.V. (m)	906
70	Koninklijke Philips Electronics N.V. (a) (m)	1,396
5	Koninklijke Vopak N.V. (m)	322
20	QIAGEN N.V. (a) (m)	335
8	Randstad Holding N.V. (m)	285
49	Reed Elsevier N.V. (m)	577
90	Royal Dutch Shell plc, Class A (m)	3,200
65	Royal Dutch Shell plc, Class B (m)	2,394
12	SBM Offshore N.V. (m)	218
24	TNT Express N.V. (m)	292
113	Unilever N.V., CVA (m)	3,887
21	Wolters Kluwer N.V. (m)	360

		23,773

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	New Zealand — 0.6%
242	Auckland International Airport Ltd. (m)	500
96	Contact Energy Ltd. (a) (m)	379
181	Fletcher Building Ltd. (m)	921
151	SKYCITY Entertainment Group Ltd. (m)	475
512	Telecom Corp. of New Zealand Ltd. (m)	1,100

		3,375

	Norway — 1.4%
17	Aker Solutions ASA (m)	297
102	DnB ASA (m)	1,096
21	Gjensidige Forsikring ASA (m)	234
93	Norsk Hydro ASA (m)	455
81	Orkla ASA (m)	591
116	Statoil ASA (m)	3,110
74	Telenor ASA (m)	1,369
20	Yara International ASA (m)	962

		8,114

	Philippines — 0.8%
45	Ayala Corp. (m)	457
1,221	Ayala Land, Inc. (m)	618
289	Bank of the Philippine Islands (m)	503
68	BDO Unibank, Inc. (m)	105
6	Globe Telecom, Inc. (m)	159
110	Jollibee Foods Corp. (m)	291
85	Manila Electric Co. (m)	529
64	Metropolitan Bank & Trust Co. (m)	137
9	Philippine Long Distance Telephone Co. (m)	532
38	SM Investments Corp. (m)	625
1,449	SM Prime Holdings, Inc. (m)	572

		4,528

	Portugal — 0.4%
95	Banco Espirito Santo S.A. (a) (m)	80
22	Cimpor Cimentos de Portugal SGPS S.A. (m)	164
240	EDP - Energias de Portugal S.A. (m)	687
31	Galp Energia SGPS S.A., Class B (m)	484
29	Jeronimo Martins SGPS S.A. (m)	550
89	Portugal Telecom SGPS S.A. (m)	481

		2,446

	Singapore — 0.9%
52	Ascendas REIT (m)	87
76	CapitaLand Ltd. (m)	180
64	CapitaMall Trust (m)	93
41	CapitaMalls Asia Ltd. (m)	51
15	City Developments Ltd. (m)	123

SHARES	SECURITY DESCRIPTION	VALUE($)

	Singapore — Continued
54	ComfortDelgro Corp., Ltd. (m)	67
31	Cosco Corp. Singapore Ltd. (m)	26
51	DBS Group Holdings Ltd. (m)	572
27	Fraser and Neave Ltd. (m)	153
180	Genting Singapore plc (a) (m)	251
54	Global Logistic Properties Ltd. (a) (m)	90
194	Golden Agri-Resources Ltd. (m)	115
152	Hutchison Port Holdings Trust, Class U (m)	115
3	Jardine Cycle & Carriage Ltd. (m)	118
40	Keppel Corp., Ltd. (m)	359
21	Keppel Land Ltd. (m)	54
28	Neptune Orient Lines Ltd. (a) (m)	27
43	Olam International Ltd. (m)	78
75	Oversea-Chinese Banking Corp., Ltd. (m)	544
29	SembCorp Industries Ltd. (m)	118
24	SembCorp Marine Ltd. (m)	98
16	Singapore Airlines Ltd. (m)	139
24	Singapore Exchange Ltd. (m)	129
45	Singapore Press Holdings Ltd. (m)	145
45	Singapore Technologies Engineering Ltd. (m)	109
235	Singapore Telecommunications Ltd. (m)	590
18	StarHub Ltd. (m)	46
38	United Overseas Bank Ltd. (m)	586
14	UOL Group Ltd. (m)	50
57	Wilmar International Ltd. (m)	223

		5,336

	South Africa — 0.7%
8	ABSA Group Ltd. (m)	155
1	Anglo American Platinum Ltd. (m)	58
5	AngloGold Ashanti Ltd. (m)	188
8	Bidvest Group Ltd. (m)	180
85	FirstRand Ltd. (m)	275
17	Gold Fields Ltd. (m)	216
13	Impala Platinum Holdings Ltd. (m)	252
35	MTN Group Ltd. (m)	615
9	Naspers Ltd., Class N (m)	546
35	Pretoria Portland Cement Co., Ltd. (m)	139
56	Sanlam Ltd. (m)	241
13	Sasol Ltd. (m)	597
11	Shoprite Holdings Ltd. (m)	187
23	Standard Bank Group Ltd. (m)	344
35	Steinhoff International Holdings Ltd. (a) (m)	128
5	Tiger Brands Ltd. (m)	180

		4,301

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	164
6		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	160
—	(h)	E-Mart Co., Ltd. (m)	115
1		Hyundai Mobis (m)	390
1		Hyundai Motor Co. (m)	243
3		KB Financial Group, Inc. (m)	112
1		LG Chem Ltd. (m)	272
4		LG Electronics, Inc. (m)	224
1		POSCO (m)	431
1		Samsung Electronics Co., Ltd. (m)	1,387
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	287
4		Shinhan Financial Group Co., Ltd. (m)	154
—	(h)	Shinsegae Co., Ltd. (m)	37
6		SK Hynix, Inc. (a) (m)	145
1		SK Innovation Co., Ltd. (m)	92
1		SK Telecom Co., Ltd. (m)	79

			4,292

		Spain — 3.8%
34		Abertis Infraestructuras S.A. (m)	525
2		Acciona S.A. (m)	141
8		Acerinox S.A. (m)	98
8		ACS Actividades de Construccion y Servicios S.A. (a)	155
4		ACS Actividades de Construccion y Servicios S.A. (m)	70
28		Amadeus IT Holding S.A., Class A (m)	565
401		Banco Bilbao Vizcaya Argentaria S.A. (m)	2,716
127		Banco de Sabadell S.A. (m)	302
1		Banco de Valencia S.A. (a) (m)	—	(h)
87		Banco Popular Espanol S.A. (m)	280
740		Banco Santander S.A. (m)	4,648
78		Bankia S.A. (a) (m)	268
20		Bankinter S.A. (m)	89
64		CaixaBank (m)	222
50		Distribuidora Internacional de Alimentacion S.A. (a) (m)	240
27		EDP Renovaveis S.A. (a) (m)	115
15		Enagas S.A. (m)	270
32		Ferrovial S.A. (m)	353
4		Fomento de Construcciones y Contratas S.A. (m)	68
31		Gas Natural SDG S.A. (m)	425
12		Grifols S.A. (a) (m)	294
325		Iberdrola S.A. (m)	1,515
19		Inditex S.A. (m)	1,708
9		Indra Sistemas S.A. (m)	95

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — Continued
70	Mapfre S.A. (m)	202
10	Red Electrica Corp. S.A. (m)	420
67	Repsol YPF S.A. (m)	1,298
354	Telefonica S.A. (m)	5,165
14	Zardoya Otis S.A. (m)	166

		22,413

	Sweden — 1.9%
12	Alfa Laval AB (m)	245
11	Assa Abloy AB, Class B (m)	326
23	Atlas Copco AB, Class A (m)	553
14	Atlas Copco AB, Class B (m)	293
11	Boliden AB (m)	174
8	Electrolux AB, Series B, (m)	182
7	Getinge AB, Class B (m)	191
37	Hennes & Mauritz AB, Class B (a) (m)	1,252
9	Hexagon AB, Class B (m)	177
2	Holmen AB, Class B (m)	46
18	Husqvarna AB, Class B (m)	102
5	Industrivarden AB, Class C (m)	79
8	Investment AB Kinnevik, Class B (m)	155
17	Investor AB, Class B (m)	332
8	Lundin Petroleum AB (a) (m)	161
2	Modern Times Group AB, Class B (m)	85
93	Nordea Bank AB (m)	821
6	Ratos AB, Class B (m)	75
37	Sandvik AB (m)	579
12	Scania AB, Class B (m)	236
13	Securitas AB, Class B (m)	117
53	Skandinaviska Enskilda Banken AB, Class A (m)	355
15	Skanska AB, Class B (m)	237
14	SKF AB, Class B (m)	331
5	SSAB AB, Class A (m)	46
21	Svenska Cellulosa AB, Class B (m)	330
18	Svenska Handelsbanken AB, Class A (m)	568
28	Swedbank AB, Class A (m)	468
7	Swedish Match AB (m)	284
11	Tele2 AB, Class B (m)	217
107	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	1,057
81	TeliaSonera AB (m)	542
50	Volvo AB, Class B (m)	699

		11,315

	Switzerland — 2.8%
37	ABB Ltd. (a) (m)	673
2	Actelion Ltd. (a) (m)	67

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
2		Adecco S.A. (a) (m)	114
2		Aryzta AG (a) (m)	89
1		Baloise Holding AG (m)	57
—	(h)	Barry Callebaut AG (a) (m)	29
9		Cie Financiere Richemont S.A., Class A (m)	563
20		Credit Suisse Group AG (a) (m)	468
3		GAM Holding AG (a) (m)	36
1		Geberit AG (a) (m)	148
—	(h)	Givaudan S.A. (a) (m)	140
35		Glencore International plc (m)	240
4		Holcim Ltd. (a) (m)	261
4		Julius Baer Group Ltd. (a) (m)	142
1		Kuehne & Nagel International AG (m)	114
—	(h)	Lindt & Spruengli AG (m)	121
—	(h)	Logitech International S.A. (a) (m)	2
1		Lonza Group AG (a) (m)	46
56		Nestle S.A. (m)	3,438
40		Novartis AG (m)	2,191
—	(h)	Pargesa Holding S.A. (m)	27
—	(h)	Partners Group Holding AG (m)	44
12		Roche Holding AG (m)	2,183
1		Schindler Holding AG (m)	165
—	(h)	SGS S.A. (m)	186
—	(h)	Sika AG (m)	68
1		Sonova Holding AG (a) (m)	102
37		STMicroelectronics N.V. (m)	214
—	(h)	Straumann Holding AG (m)	16
—	(h)	Sulzer AG (m)	64
—	(h)	Swatch Group AG (The) (m)	253
1		Swatch Group AG (The)	62
—	(h)	Swiss Life Holding AG (a) (m)	47
6		Swiss Re AG (a) (m)	367
—	(h)	Swisscom AG (m)	153
2		Syngenta AG (m)	579
6		Transocean Ltd. (m)	308
61		UBS AG (a) (m)	766
7		Wolseley plc (m)	265
51		Xstrata plc (m)	983
3		Zurich Insurance Group AG (a) (m)	624

			16,415

		Taiwan — 0.7%
27		Asustek Computer, Inc. (m)	266
143		Cathay Financial Holding Co., Ltd. (m)	150
344		China Steel Corp. (m)	342
22		Chunghwa Telecom Co., Ltd. (m)	69

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
163	Far Eastern New Century Corp. (m)	183
78	Formosa Plastics Corp. (m)	221
179	Hon Hai Precision Industry Co., Ltd. (m)	563
6	HTC Corp. (m)	92
25	MediaTek, Inc. (m)	216
65	Nan Ya Plastics Corp. (m)	133
105	Pegatron Corp. (m)	151
103	Quanta Computer, Inc. (m)	269
511	Taishin Financial Holding Co., Ltd. (m)	196
55	Taiwan Cement Corp. (m)	65
63	Taiwan Mobile Co., Ltd. (m)	204
333	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	985
195	United Microelectronics Corp. (m)	102

		4,207

	Thailand — 0.7%
52	Advanced Info Service PCL (m)	312
58	Bangkok Bank PCL (m)	366
12	Banpu PCL (m)	215
197	Charoen Pokphand Foods PCL (m)	260
109	Kasikornbank PCL (m)	577
223	Krung Thai Bank PCL (m)	130
93	PTT Exploration & Production PCL (m)	541
97	PTT Global Chemical PCL (m)	216
54	PTT PCL (m)	614
34	Siam Cement PCL (m)	462
124	Siam Commercial Bank PCL (m)	605
35	Thai Oil PCL (m)	77

		4,375

	Turkey — 0.7%
122	Akbank TAS (m)	455
25	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	346
10	BIM Birlesik Magazalar A.S. (m)	409
34	Eregli Demir ve Celik Fabrikalari TAS (a)	44
77	Eregli Demir ve Celik Fabrikalari TAS (m)	107
69	Haci Omer Sabanci Holding A.S. (m)	286
47	KOC Holding A.S. (m)	174
15	Tupras Turkiye Petrol Rafinerileri A.S. (m)	313
89	Turkcell Iletisim Hizmet A.S. (a) (m)	444
198	Turkiye Garanti Bankasi A.S. (a) (m)	729
39	Turkiye Halk Bankasi A.S. (m)	271
172	Turkiye Is Bankasi, Class C (m)	394
110	Yapi ve Kredi Bankasi A.S. (a) (m)	203

		4,175

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — 8.5%
24	3i Group plc (m)	74
5	Admiral Group plc (m)	96
7	Aggreko plc (m)	239
8	AMEC plc (m)	153
33	Anglo American plc (m)	1,259
10	Antofagasta plc (m)	188
33	ARM Holdings plc (m)	282
9	Associated British Foods plc (m)	175
32	AstraZeneca plc (m)	1,404
72	Aviva plc (m)	360
9	Babcock International Group plc (m)	119
80	BAE Systems plc (m)	383
17	Balfour Beatty plc (m)	72
286	Barclays plc (m)	1,012
84	BG Group plc (m)	1,972
52	BHP Billiton plc (m)	1,674
467	BP plc (m)	3,372
48	British American Tobacco plc (m)	2,483
21	British Land Co. plc (m)	166
28	British Sky Broadcasting Group plc (m)	308
191	BT Group plc (m)	654
8	Bunzl plc (m)	134
11	Burberry Group plc (m)	261
15	Capita plc (m)	163
14	Capital Shopping Centres Group plc (m)	73
5	Carnival plc (m)	147
127	Centrica plc (m)	633
27	Cobham plc (m)	98
47	Compass Group plc (m)	488
61	Diageo plc (m)	1,548
6	Eurasian Natural Resources Corp. plc (m)	58
35	G4S plc (m)	158
38	GKN plc (m)	125
124	GlaxoSmithKline plc (m)	2,868
17	Hammerson plc (m)	118
440	HSBC Holdings plc (m)	3,971
14	ICAP plc (m)	84
25	Imperial Tobacco Group plc (m)	990
11	Inmarsat plc (m)	78
7	InterContinental Hotels Group plc (m)	171
85	International Consolidated Airlines Group S.A. (a) (m)	245
37	International Power plc (m)	251
4	Intertek Group plc (m)	160
19	Invensys plc (m)	70
14	Investec plc (m)	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
91	ITV plc (m)	124
30	J Sainsbury plc (m)	151
5	Johnson Matthey plc (m)	200
5	Kazakhmys plc (m)	72
58	Kingfisher plc (m)	273
19	Land Securities Group plc (m)	228
144	Legal & General Group plc (m)	275
1,019	Lloyds Banking Group plc (a) (m)	512
4	London Stock Exchange Group plc (m)	67
4	Lonmin plc (m)	71
46	Man Group plc (m)	77
39	Marks & Spencer Group plc (m)	224
20	Meggitt plc (m)	130
87	National Grid plc (m)	944
4	Next plc (m)	204
120	Old Mutual plc (m)	288
20	Pearson plc (m)	378
6	Petrofac Ltd. (m)	182
63	Prudential plc (m)	769
2	Randgold Resources Ltd. (m)	198
15	Reckitt Benckiser Group plc (m)	886
30	Reed Elsevier plc (m)	246
34	Resolution Ltd. (m)	124
22	Rexam plc (m)	150
34	Rio Tinto plc (m)	1,894
46	Rolls-Royce Holdings plc (a) (m)	616
435	Royal Bank of Scotland Group plc (a) (m)	171
87	RSA Insurance Group plc (m)	149
23	SABMiller plc (m)	986
33	Sage Group plc (The) (m)	152
3	Schroders plc (m)	63
18	Segro plc (m)	65
12	Serco Group plc (m)	107
6	Severn Trent plc (m)	161
22	Smith & Nephew plc (m)	219
10	Smiths Group plc (m)	168
23	SSE plc (m)	494
59	Standard Chartered plc (m)	1,433
58	Standard Life plc (m)	210
29	Subsea 7 S.A. (a) (m)	743
12	Tate & Lyle plc (m)	131
198	Tesco plc (m)	1,018
12	TUI Travel plc (m)	37
22	Tullow Oil plc (m)	556
32	Unilever plc (m)	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
17	United Utilities Group plc (m)	170
3	Vedanta Resources plc (m)	59
1,236	Vodafone Group plc (m)	3,422
5	Weir Group plc (The) (m)	145
4	Whitbread plc (m)	137
53	Wm Morrison Supermarkets plc (m)	243

		50,814

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	79
1	Synthes, Inc. (e) (m)	198

		277

	Total Common Stocks (Cost $379,425)	564,960

Investment Companies — 2.0%
	United States — 2.0%
165	iShares MSCI EAFE Index Fund (m)	8,864
34	iShares MSCI Germany Index Fund (m)	755
48	iShares MSCI Pacific ex-Japan Index Fund (m)	2,099

	Total Investment Companies (Cost $11,595)	11,718

Preferred Stocks — 1.5%
	Brazil — 0.5%
27	Banco Bradesco S.A. (m)	429
8	Cia de Bebidas das Americas (m)	340
7	Cia Energetica de Minas Gerais (m)	139
67	Itau Unibanco Holding S.A. (m)	1,053
40	Petroleo Brasileiro S.A. (m)	445
28	Vale S.A., Class A (m)	616

		3,022

	Chile — 0.1%
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	503

SHARES		SECURITY DESCRIPTION	VALUE($)

		Germany — 0.8%
5		Bayerische Motoren Werke AG (m)	282
15		Henkel AG & Co. KGaA (m)	1,146
13		Porsche Automobil Holding SE (m)	814
6		ProSiebenSat.1 Media AG (m)	164
3		RWE AG (m)	136
13		Volkswagen AG (m)	2,374

			4,916

		Italy — 0.1%
959		Telecom Italia S.p.A (a) (m)	898

		United Kingdom — 0.0% (g)
4,881		Rolls-Royce Holdings plc, Class C (a) (m)	8

		Total Preferred Stocks (Cost $3,732)	9,347

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Brazil — 0.0% (g)
—	(h)	Cia de Bebidas das Americas, expiring 06/01/12 (a) (Cost $—)	—(h)

Short-Term Investment — 0.9%
		Investment Company — 0.9%
5,061		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $5,061)	5,061

		Total Investments — 99.3% (Cost $399,813)	591,086
		Other Assets in Excess of Liabilities — 0.7%	4,450

		NET ASSETS — 100.0%	$595,536

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	7.3
Pharmaceuticals	6.2
Automobiles	4.6
Chemicals	4.4
Metals & Mining	4.1
Insurance	4.1
Diversified Telecommunication Services	4.1
Electric Utilities	3.0
Machinery	2.8
Beverages	2.7
Food Products	2.6
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.0
Food & Staples Retailing	2.0
Mutual Funds	2.0
Real Estate Management & Development	1.5
Electronic Equipment, Instruments & Components	1.4

INDUSTRY	PERCENTAGE
Energy Equipment & Services	1.4%
Trading Companies & Distributors	1.3
Capital Markets	1.3
Diversified Financial Services	1.3
Software	1.2
Media	1.2
Semiconductors & Semiconductor Equipment	1.2
Electrical Equipment	1.2
Tobacco	1.1
Textiles, Apparel & Luxury Goods	1.1
Auto Components	1.1
Multi-Utilities	1.0
Real Estate Investment Trusts (REITs)	1.0
Construction Materials	1.0
Road & Rail	1 .0
Others (each less than 1.0%)	13.1
Short-Term Investment	0.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	TOPIX Index	06/07/12	$2,814	$(171)
169	Euro STOXX 50	06/15/12	5,054	(378)
17	FTSE 100 Index	06/15/12	1,577	(6)

				$(555)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.3%
	Australia — 2.1%
344	Australia & New Zealand Banking Group Ltd. (m)	8,511
494	Westfield Group (m)	4,723

		13,234

	Belgium — 1.3%
66	Solvay S.A. (m)	8,028

	Canada — 1.3%
380	First Quantum Minerals Ltd. (m)	7,899

	China — 1.4%
2,151	CNOOC Ltd. (m)	4,545
1,152	Sands China Ltd. (m)	4,511

		9,056

	Denmark — 2.0%
38	Carlsberg A/S, Class B (m)	3,274
62	Novo Nordisk A/S, Class B (m)	9,099

		12,373

	Finland — 1.2%
265	Ruukki Group OYJ (a) (m)	298
519	Stora Enso OYJ, Class R (m)	3,554
303	UPM-Kymmene OYJ (m)	3,884

		7,736

	France — 4.1%
33	Sanofi (m)	2,483
155	Schneider Electric S.A. (a) (m)	9,519
125	Sodexo (m)	9,959
286	Suez Environnement Co. (m)	4,030

		25,991

	Germany — 7.4%
53	Allianz SE (m)	5,950
95	BASF SE (m)	7,791
169	Bayer AG (m)	11,885
71	Bayerische Motoren Werke AG (m)	6,753
126	Deutsche Boerse AG (m)	7,899
295	E.ON AG (m)	6,674

		46,952

	Hong Kong — 3.2%
3,031	Belle International Holdings Ltd. (m)	5,914
2,784	China Overseas Land & Investment Ltd. (m)	6,016
639	Hutchison Whampoa Ltd. (m)	6,122
166	Sun Hung Kai Properties Ltd. (m)	1,988

		20,040

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.9%
15,605	Perusahaan Gas Negara Persero Tbk PT (m)	5,667

	Ireland — 2.6%
485	Experian plc (m)	7,663
273	Shire plc (m)	8,906

		16,569

	Israel — 0.8%
105	Teva Pharmaceutical Industries Ltd., ADR (m)	4,824

	Italy — 1.2%
1,589	Snam S.p.A. (m)	7,548

	Japan — 18.0%
123	Bridgestone Corp. (m)	2,908
206	Canon, Inc. (m)	9,319
3	Dai-ichi Life Insurance Co., Ltd. (The) (m)	4,333
64	East Japan Railway Co. (m)	3,969
1,351	Fujitsu Ltd. (m)	6,566
1,167	Hitachi Ltd. (m)	7,433
194	Honda Motor Co., Ltd. (m)	6,985
2	Japan Tobacco, Inc. (m)	9,778
684	JX Holdings, Inc. (m)	3,861
1	KDDI Corp. (m)	3,725
768	Marubeni Corp. (m)	5,333
923	Mitsubishi Electric Corp. (m)	8,108
335	Mitsubishi Estate Co., Ltd. (m)	5,922
742	Mitsubishi Heavy Industries Ltd. (m)	3,365
1,596	Mitsubishi UFJ Financial Group, Inc. (m)	7,661
350	Mitsui & Co., Ltd. (m)	5,470
776	Nissan Motor Co., Ltd. (m)	8,071
34	Nitori Holdings Co., Ltd. (m)	3,129
207	Sumitomo Mitsui Financial Group, Inc. (m)	6,637
84	Yamato Holdings Co., Ltd. (m)	1,301

		113,874

	Netherlands — 9.0%
144	ASML Holding N.V. (m)	7,305
182	European Aeronautic Defence and Space Co. N.V. (m)	7,176
399	ING Groep N.V., CVA (a) (m)	2,816
715	Royal Dutch Shell plc, Class A (m)	25,489
411	Unilever N.V., CVA (m)	14,078

		56,864

	New Zealand — 0.6%
1,662	Telecom Corp. of New Zealand Ltd. (m)	3,573

	South Korea — 2.0%
10	Samsung Electronics Co., Ltd. (m)	12,761

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — 1.7%
34	Banco Santander S.A. (f) (i)	211
865	Banco Santander S.A. (m)	5,436
54	Inditex S.A. (m)	4,912

		10,559

	Sweden — 1.7%
260	Swedbank AB, Class A (m)	4,284
658	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	6,523

		10,807

	Switzerland — 5.6%
130	Cie Financiere Richemont S.A., Class A (m)	8,021
185	Nestle S.A. (m)	11,312
51	Roche Holding AG (m)	9,258
110	Swiss Re AG (a) (m)	6,876

		35,467

	Taiwan — 0.7%
751	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	4,548

	United Kingdom — 25.5%
687	BG Group plc (m)	16,204
264	British American Tobacco plc (m)	13,535
1,522	BT Group plc (m)	5,207
1,525	Centrica plc (m)	7,589
625	GlaxoSmithKline plc (m)	14,448
1,896	HSBC Holdings plc (m)	17,115
483	InterContinental Hotels Group plc (m)	11,526
1,120	Kingfisher plc (m)	5,282
339	Pearson plc (m)	6,393

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
902	Premier Farnell plc (m)	3,146
614	Prudential plc (m)	7,521
276	Rio Tinto plc (m)	15,455
188	SABMiller plc (m)	7,900
285	Standard Chartered plc (m)	6,964
230	Tullow Oil plc (m)	5,736
5,981	Vodafone Group plc (m)	16,555

		160,576

	Total Common Stocks (Cost $554,552)	594,946

Preferred Stocks — 2.6%
	Germany — 2.6%
112	Henkel AG & Co. KGaA (m)	8,331
44	Volkswagen AG (m)	8,247

	Total Preferred Stocks (Cost $12,067)	16,578

Short-Term Investment — 3.8%
	Investment Company — 3.8%
23,844	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $23,844)	23,844

	Total Investments — 100.7% (Cost $590,463)	635,368
	Liabilities in Excess of Other Assets — (0.7)%	(4,473)

	NET ASSETS — 100.0%	$630,895

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.6%
Commercial Banks	8.9
Oil, Gas & Consumable Fuels	8.8
Automobiles	4.7
Hotels, Restaurants & Leisure	4.1
Food Products	4.0
Insurance	3.9
Metals & Mining	3.7
Tobacco	3.7
Wireless Telecommunication Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Specialty Retail	3.0
Electrical Equipment	2.8
Chemicals	2.5
Electronic Equipment, Instruments & Components	2.4
Real Estate Management & Development	2.2
Gas Utilities	2.1
Multi-Utilities	1.8

INDUSTRY	PERCENTAGE
Beverages	1.8%
Trading Companies & Distributors	1.7
Diversified Financial Services	1.7
Office Electronics	1.5
Diversified Telecommunication Services	1.4
Household Products	1.3
Textiles, Apparel & Luxury Goods	1.3
Professional Services	1.2
Paper & Forest Products	1.2
Aerospace & Defense	1.1
Electric Utilities	1.1
Computers & Peripherals	1.0
Communications Equipment	1.0
Media	1.0
Industrial Conglomerates	1.0
Others (each less than 1.0%)	2.3
Short-Term Investment	3.8

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
82,440,850	JPY
990,012	for AUD	Royal Bank of Canada	05/11/12	$1,031	#	$1,033	#	$2
94,717,742	JPY
1,172,184	for CAD	Barclays Bank plc	05/11/12	1,186	#	1,186	#	— (h)
302,905,707	JPY
2,858,432	for EUR	Barclays Bank plc	05/11/12	3,784	#	3,794	#	10
88,653,150	JPY
715,291	for GBP	State Street Corp.	05/11/12	1,161	#	1,111	#	(50)
1,175,156	AUD
911,884	for EUR	Barclays Bank plc	05/11/12	1,207	#	1,223	#	16
1,169,047	AUD
760,827	for GBP	Barclays Bank plc	05/11/12	1,235	#	1,217	#	(18)
1,183,032	AUD
759,590	for GBP	State Street Corp.	05/11/12	1,232	#	1,231	#	(1)
1,828,934	AUD
154,518,180	for JPY	Union Bank of Switzerland AG	05/11/12	1,936	#	1,904	#	(32)
1,115,159	CHF
928,263	for EUR	State Street Corp.	05/11/12	1,229	#	1,229	#	— (h)
2,657,997	CHF
244,641,532	for JPY	Union Bank of Switzerland AG	05/11/12	3,064	#	2,928	#	(136)
6,449,558	NOK
840,107	for EUR	Credit Suisse International	05/11/12	1,113	#	1,127	#	14

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
883,148	EUR
736,355	for GBP	BNP Paribas	05/11/12	$1,195	#	$1,169	#	$(26)
877,929	EUR
730,639	for GBP	Union Bank of Switzerland AG	05/11/12	1,186	#	1,162	#	(24)
850,197	EUR
707,789	for GBP	Westpac Banking Corp.	05/11/12	1,149	#	1,126	#	(23)
1,083,689	EUR
11,108,094	for HKD	Barclays Bank plc	05/11/12	1,431	#	1,434	#	3
1,013,186	EUR
9,068,233	for SEK	Credit Suisse International	05/11/12	1,348	#	1,341	#	(7)
577,628	CAD
48,446,989	for JPY	Westpac Banking Corp.	05/11/12	607	#	585	#	(22)
777,508	GBP
95,164,461	for JPY	Credit Suisse International	05/11/12	1,192	#	1,262	#	70
37,131,500	AUD	Westpac Banking Corp.	05/11/12	39,408		38,651		(757)
2,943,383	CHF	Barclays Bank plc	05/11/12	3,260		3,243		(17)
2,351,161	CHF	State Street Corp.	05/11/12	2,569		2,591		22
13,035,493	CHF	Union Bank of Switzerland AG	05/11/12	14,178		14,363		185
933,374	EUR	Barclays Bank plc	05/11/12	1,234		1,236		2
1,539,718	EUR	Citibank, N.A.	05/11/12	2,016		2,038		22
2,264,837	EUR	Credit Suisse International	05/11/12	3,021		2,998		(23)
1,124,995	EUR	Goldman Sachs International	05/11/12	1,475		1,489		14
5,891,846	EUR	HSBC Bank, N.A.	05/11/12	7,760		7,799		39
2,728,242	EUR	Royal Bank of Scotland	05/11/12	3,592		3,612		20
1,375,642	EUR	State Street Corp.	05/11/12	1,808		1,821		13
3,415,318	GBP	Barclays Bank plc	05/11/12	5,466		5,542		76
1,800,903	GBP	Credit Suisse International	05/11/12	2,872		2,923		51
1,268,495	GBP	Goldman Sachs International	05/11/12	1,993		2,059		66
2,670,789	GBP	HSBC Bank, N.A.	05/11/12	4,279		4,334		55
769,547	GBP	Royal Bank of Canada	05/11/12	1,249		1,249		— (h)
1,475,797	GBP	Royal Bank of Scotland	05/11/12	2,339		2,395		56
1,531,966	GBP	State Street Corp.	05/11/12	2,433		2,486		53
1,103,941	GBP	Union Bank of Switzerland AG	05/11/12	1,755		1,791		36
13,622,270	HKD	Barclays Bank plc	05/11/12	1,755		1,756		1
17,879,334	HKD	Royal Bank of Canada	05/11/12	2,304		2,304		— (h)
351,078,355	JPY	Barclays Bank plc	05/11/12	4,226		4,398		172
100,207,947	JPY	Credit Suisse International	05/11/12	1,252		1,255		3
370,442,273	JPY	HSBC Bank, N.A.	05/11/12	4,557		4,640		83
261,726,349	JPY	Royal Bank of Canada	05/11/12	3,214		3,278		64
132,633,403	JPY	Royal Bank of Scotland	05/11/12	1,579		1,661		82
202,127,993	JPY	State Street Corp.	05/11/12	2,447		2,532		85
309,179,614	JPY	Union Bank of Switzerland AG	05/11/12	4,039		3,873		(166)
294,074,888	JPY	Westpac Banking Corp.	05/11/12	3,751		3,684		(67)
23,639,066	NOK	Union Bank of Switzerland AG	05/11/12	4,042		4,129		87
27,150,000	SEK	Citibank, N.A.	05/11/12	4,065		4,038		(27)
42,153,500	SEK	HSBC Bank, N.A.	05/11/12	6,239		6,269		30
1,081,790	SGD	BNP Paribas	05/11/12	865		874		9
11,653,909	SGD	HSBC Bank, N.A.	05/11/12	9,372		9,417		45
				$182,700		$182,790		$90

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,760,492	AUD	Union Bank of Switzerland AG	05/11/12	$1,872	$1,832	$40
6,635,751	CAD	Westpac Banking Corp.	05/11/12	6,614	6,716	(102)
2,805,216	CHF	Barclays Bank plc	05/11/12	3,077	3,090	(13)
2,289,105	CHF	Royal Bank of Scotland	05/11/12	2,498	2,523	(25)
16,760,687	EUR	Barclays Bank plc	05/11/12	21,975	22,187	(212)
1,111,194	EUR	Credit Suisse International	05/11/12	1,484	1,471	13
697,796	EUR	Morgan Stanley	05/11/12	920	924	(4)
2,916,138	EUR	Royal Bank of Scotland	05/11/12	3,841	3,860	(19)
1,258,047	EUR	Union Bank of Switzerland AG	05/11/12	1,666	1,666	— (h)
4,187,914	EUR	Westpac Banking Corp.	05/11/12	5,595	5,543	52
21,912,443	GBP	Barclays Bank plc	05/11/12	34,639	35,559	(920)
560,000	GBP	BNP Paribas	05/11/12	882	909	(27)
561,817	GBP	Citibank, N.A.	05/11/12	886	912	(26)
927,299	GBP	Credit Suisse International	05/11/12	1,483	1,504	(21)
778,779	GBP	Goldman Sachs International	05/11/12	1,241	1,263	(22)
1,200,922	GBP	HSBC Bank, N.A.	05/11/12	1,888	1,949	(61)
1,543,048	GBP	Royal Bank of Canada	05/11/12	2,450	2,504	(54)
1,404,467	GBP	Union Bank of Switzerland AG	05/11/12	2,218	2,280	(62)
4,394,520	GBP	Westpac Banking Corp.	05/11/12	7,004	7,132	(128)
59,007,222	HKD	Barclays Bank plc	05/11/12	7,609	7,606	3
7,690,338	HKD	Morgan Stanley	05/11/12	991	991	— (h)
11,506,093	HKD	Royal Bank of Canada	05/11/12	1,482	1,483	(1)
372,759,424	JPY	Credit Suisse International	05/11/12	4,601	4,669	(68)
818,041,371	JPY	Morgan Stanley	05/11/12	9,916	10,247	(331)
96,988,235	JPY	Royal Bank of Canada	05/11/12	1,180	1,215	(35)
217,531,834	JPY	Westpac Banking Corp.	05/11/12	2,809	2,725	84
2,001,474	NZD	Barclays Bank plc	05/11/12	1,658	1,636	22
1,210,000	NZD	Westpac Banking Corp.	05/11/12	980	989	(9)
5,000,000	SEK	HSBC Bank, N.A.	05/11/12	745	743	2
				$134,204	$136,128	$(1,924)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Australia — 2.4%
1,991	Australia & New Zealand Banking Group Ltd. (m)	49,323

	Belgium — 1.2%
206	Solvay S.A. (m)	25,145

	Canada — 0.7%
711	First Quantum Minerals Ltd. (m)	14,765

	China — 2.1%
30,347	China Construction Bank Corp., Class H (m)	23,551
9,664	CNOOC Ltd. (m)	20,421

		43,972

	Finland — 1.4%
949	Ruukki Group OYJ (a) (m)	1,068
2,170	UPM-Kymmene OYJ (m)	27,851

		28,919

	France — 8.2%
633	BNP Paribas S.A. (m)	25,567
504	Cie de St-Gobain (m)	21,143
576	GDF Suez (m)	13,262
504	Sanofi (m)	38,465
512	Schneider Electric S.A. (a) (m)	31,529
365	Sodexo (m)	29,056
866	Suez Environnement Co. (m)	12,217

		171,239

	Germany — 8.8%
377	Allianz SE (m)	42,028
273	BASF SE (m)	22,517
615	Bayer AG (m)	43,330
210	Bayerische Motoren Werke AG (m)	19,930
533	Deutsche Bank AG (m)	23,129
1,468	E.ON AG (m)	33,239

		184,173

	Hong Kong — 1.5%
3,343	Hutchison Whampoa Ltd. (m)	32,026

	Ireland — 0.7%
924	Experian plc (m)	14,587

	Israel — 0.9%
416	Teva Pharmaceutical Industries Ltd., ADR (m)	19,026

	Italy — 4.4%
2,246	ENI S.p.A. (m)	49,900
6,167	Snam S.p.A. (m)	29,297
3,396	UniCredit S.p.A. (m)	13,545

		92,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 22.4%
618	Asahi Group Holdings Ltd. (m)	13,907
575	Bridgestone Corp. (m)	13,603
605	Canon, Inc. (m)	27,432
242	East Japan Railway Co. (m)	15,050
5,469	Fujitsu Ltd. (m)	26,581
5,109	Hitachi Ltd. (m)	32,541
1,043	Honda Motor Co., Ltd. (m)	37,537
6	Japan Tobacco, Inc. (m)	35,864
3,169	JX Holdings, Inc. (m)	17,877
3	KDDI Corp. (m)	18,330
2,557	Marubeni Corp. (m)	17,755
2,431	Mitsubishi Electric Corp. (m)	21,355
1,088	Mitsui & Co., Ltd. (m)	16,988
512	Nippon Telegraph & Telephone Corp. (m)	23,170
3,601	Nissan Motor Co., Ltd. (m)	37,443
165	ORIX Corp. (m)	15,732
2,740	Sumitomo Corp. (m)	38,940
1,642	Sumitomo Mitsui Financial Group, Inc. (m)	52,526
418	Yamato Holdings Co., Ltd. (m)	6,439

		469,070

	Luxembourg — 0.8%
977	ArcelorMittal (m)	16,964

	Netherlands — 6.4%
770	European Aeronautic Defence and Space Co. N.V. (m)	30,444
1,986	ING Groep N.V., CVA (a) (m)	14,012
2,004	Royal Dutch Shell plc, Class A (m)	71,491
519	Unilever N.V., CVA (m)	17,773

		133,720

	New Zealand — 0.9%
9,137	Telecom Corp. of New Zealand Ltd. (m)	19,644

	South Africa — 0.6%
2,364	African Bank Investments Ltd. (m)	11,821

	South Korea — 2.3%
888	KT Corp., ADR (m)	11,415
29	Samsung Electronics Co., Ltd. (m)	35,829

		47,244

	Spain — 1.7%
48	Banco Bilbao Vizcaya Argentaria S.A. (f) (i)	327
2,326	Banco Bilbao Vizcaya Argentaria S.A. (m)	15,738
984	Repsol YPF S.A. (m)	18,913

		34,978

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 3.4%
3,543	Nordea Bank AB (m)	31,360
698	Swedbank AB, Class A (m)	11,527
2,873	Telefonaktiebolaget LM Ericsson, Class B (a) (m)	28,482

		71,369

	Switzerland — 4.0%
767	Credit Suisse Group AG (a) (m)	18,352
190	Roche Holding AG (m)	34,704
498	Swiss Re AG (a) (m)	31,290

		84,346

	Taiwan — 0.5%
3,604	Hon Hai Precision Industry Co., Ltd. (m)	11,333

	United Kingdom — 21.0%
10,532	Barclays plc (m)	37,287
5,866	BP plc (m)	42,378
727	British American Tobacco plc (m)	37,282
7,531	Centrica plc (m)	37,469
1,658	GlaxoSmithKline plc (m)	38,296
6,390	HSBC Holdings plc (m)	57,680
1,056	InterContinental Hotels Group plc (m)	25,176
5,867	Kingfisher plc (m)	27,671
3,179	Prudential plc (m)	38,957
438	SABMiller plc (m)	18,388
28,410	Vodafone Group plc (m)	78,638

		439,222

	Total Common Stocks (Cost $1,867,596)	2,015,628

Preferred Stock — 1.3%
	Germany — 1.3%
145	Volkswagen AG (m) (Cost $15,509)	27,446

Short-Term Investment — 2.7%
	Investment Company — 2.7%
56,085	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $56,085)	56,085

	Total Investments — 100.3% (Cost $1,939,190)	2,099,159
	Liabilities in Excess of Other Assets — (0.3)%	(6,185)

	NET ASSETS — 100.0%	$2,092,974

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	10.5
Pharmaceuticals	8.3
Automobiles	5.8
Insurance	5.3
Wireless Telecommunication Services	4.6
Trading Companies & Distributors	3.5
Tobacco	3.5
Multi-Utilities	3.0
Hotels, Restaurants & Leisure	2.6
Diversified Telecommunication Services	2.6
Electrical Equipment	2.5
Chemicals	2.3
Electronic Equipment, Instruments & Components	2.1
Diversified Financial Services	2.0
Capital Markets	2.0
Semiconductors & Semiconductor Equipment	1.7
Electric Utilities	1.6
Metals & Mining	1.6
Beverages	1.5
Industrial Conglomerates	1.5
Aerospace & Defense	1.5
Gas Utilities	1.4
Communications Equipment	1.4
Paper & Forest Products	1.3
Specialty Retail	1.3
Office Electronics	1.3
Computers & Peripherals	1.3
Building Products	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,875,903	GBP
4,761,873	for EUR	Credit Suisse International	05/23/12	$6,304	#	$6,289	#	$(15)
2,545,381	GBP
3,084,865	for EUR	Royal Bank of Canada	05/23/12	4,083	#	4,130	#	47
2,588,076	GBP
3,130,232	for EUR	State Street Corp.	05/23/12	4,144	#	4,200	#	56
2,711,693	GBP
3,230,091	for EUR	Westpac Banking Corp.	05/23/12	4,276	#	4,400	#	124
334,264,346	JPY
3,137,937	for EUR	Barclays Bank plc	05/23/12	4,154	#	4,188	#	34
350,148,710	JPY
2,740,000	for GBP	Credit Suisse International	05/23/12	4,446	#	4,386	#	(60)
8,104,743	EUR
6,732,132	for GBP	Barclays Bank plc	05/23/12	10,924	#	10,729	#	(195)
4,754,224	EUR
3,974,740	for GBP	Royal Bank of Canada	05/23/12	6,449	#	6,293	#	(156)
6,182,050	EUR
660,593,453	for JPY	Credit Suisse International	05/23/12	8,276	#	8,184	#	(92)
41,618,933	HKD
3,388,779	for GBP	Credit Suisse International	05/23/12	5,499	#	5,365	#	(134)
9,768,868	CHF
875,982,209	for JPY	Union Bank of Switzerland AG	05/23/12	10,973	#	10,765	#	(208)
3,493,572	AUD	BNP Paribas	05/23/12	3,732		3,631		(101)
142,753,355	AUD	Credit Suisse International	05/23/12	151,825		148,382		(3,443)
36,147,096	CHF	Credit Suisse International	05/23/12	39,343		39,834		491
5,801,728	CHF	Westpac Banking Corp.	05/23/12	6,331		6,394		63
14,114,276	DKK	Credit Suisse International	05/23/12	2,496		2,512		16
8,063,491	EUR	Barclays Bank plc	05/23/12	10,718		10,674		(44)
11,110,213	EUR	Citibank, N.A.	05/23/12	14,672		14,708		36
6,373,818	EUR	Credit Suisse International	05/23/12	8,471		8,438		(33)
7,278,853	EUR	HSBC Bank, N.A.	05/23/12	9,592		9,636		44
7,337,780	EUR	Royal Bank of Canada	05/23/12	9,707		9,714		7
6,000,000	EUR	State Street Corp.	05/23/12	7,969		7,943		(26)
6,145,640	EUR	Union Bank of Switzerland AG	05/23/12	8,072		8,135		63
1,881,210	GBP	Citibank, N.A.	05/23/12	2,944		3,053		109
2,185,909	GBP	HSBC Bank, N.A.	05/23/12	3,444		3,547		103
16,081,836	GBP	Morgan Stanley	05/23/12	25,734		26,095		361
12,557,103	GBP	Westpac Banking Corp.	05/23/12	19,804		20,376		572
200,941,833	HKD	Westpac Banking Corp.	05/23/12	25,920		25,901		(19)
376,393,569	JPY	Barclays Bank plc	05/23/12	4,665		4,715		50
441,213,760	JPY	BNP Paribas	05/23/12	5,296		5,527		231
520,592,052	JPY	Royal Bank of Canada	05/23/12	6,466		6,522		56
112,298,637	NOK	Westpac Banking Corp.	05/23/12	19,615		19,606		(9)
45,641,120	SGD	HSBC Bank, N.A.	05/23/12	36,294		36,882		588
				$492,638		$491,154		$(1,484)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,482,000	AUD	Westpac Banking Corp.	05/23/12	$4,702	$4,659	$43
11,883,065	CAD	BNP Paribas	05/23/12	11,906	12,024	(118)
8,274,986	CHF	Barclays Bank plc	05/23/12	8,965	9,119	(154)
1,678,955	CHF	Royal Bank of Canada	05/23/12	1,853	1,851	2
2,687,621	EUR	Barclays Bank plc	05/23/12	3,592	3,558	34
27,608,117	EUR	BNP Paribas	05/23/12	36,031	36,548	(517)
2,353,166	EUR	Credit Suisse International	05/23/12	3,115	3,115	— (h)
7,447,936	EUR	Goldman Sachs International	05/23/12	10,012	9,859	153
52,026,027	EUR	HSBC Bank, N.A.	05/23/12	68,369	68,872	(503)
5,084,354	EUR	Royal Bank of Canada	05/23/12	6,739	6,731	8
3,881,055	GBP	Barclays Bank plc	05/23/12	6,190	6,297	(107)
8,240,700	GBP	BNP Paribas	05/23/12	13,004	13,372	(368)
74,277,400	GBP	HSBC Bank, N.A.	05/23/12	117,530	120,527	(2,997)
1,737,108	GBP	Royal Bank of Canada	05/23/12	2,756	2,819	(63)
622,564,935	JPY	Barclays Bank plc	05/23/12	7,471	7,799	(328)
1,238,798,443	JPY	BNP Paribas	05/23/12	15,277	15,518	(241)
804,157,383	JPY	Credit Suisse International	05/23/12	9,926	10,074	(148)
592,206,755	JPY	HSBC Bank, N.A.	05/23/12	7,358	7,419	(61)
613,668,292	JPY	Royal Bank of Canada	05/23/12	7,413	7,688	(275)
452,515,354	JPY	Union Bank of Switzerland AG	05/23/12	5,414	5,669	(255)
1,161,578,481	JPY	Westpac Banking Corp.	05/23/12	14,709	14,551	158
12,838,698	NZD	BNP Paribas	05/23/12	10,672	10,483	189
95,188,074	SEK	BNP Paribas	05/23/12	14,114	14,150	(36)
				$387,118	$392,702	$(5,584)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 04/30/12 of the currency being sold, and the value at 04/30/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.7%
	Australia — 4.3%
123	Australia & New Zealand Banking Group Ltd. (m)	3,044
130	BHP Billiton Ltd. (m)	4,822
42	Flight Centre Ltd. (m)	913
168	Fortescue Metals Group Ltd. (m)	977
91	Suncorp Group Ltd. (m)	764
112	Westpac Banking Corp. (m)	2,645

		13,165

	Austria — 0.4%
21	Andritz AG (m)	1,083

	Belgium — 1.4%
29	Anheuser-Busch InBev N.V. (m)	2,106
10	Solvay S.A. (m)	1,221
19	Umicore S.A. (m)	1,047

		4,374

	Bermuda — 0.3%
19	Signet Jewelers Ltd. (m)	905

	Brazil — 0.8%
18	Cielo S.A. (m)	537
34	Petroleo Brasileiro S.A., ADR (m)	796
32	Tim Participacoes S.A., ADR (m)	960

		2,293

	China — 2.3%
7	Baidu, Inc., ADR (a) (m)	981
1,361	China Construction Bank Corp., Class H (m)	1,056
778	China Petroleum & Chemical Corp., Class H (m)	826
227	China Shenhua Energy Co., Ltd., Class H (a) (m)	1,002
1,371	Industrial & Commercial Bank of China, Class H (m)	911
133	Ping An Insurance Group Co. of China Ltd., Class H (m)	1,101
245	Sands China Ltd. (m)	958

		6,835

	Denmark — 1.0%
9	Carlsberg A/S, Class B (m)	758
11	FLSmidth & Co. A/S (m)	768
10	Novo Nordisk A/S, Class B (m)	1,435

		2,961

	Finland — 0.9%
19	Metso OYJ (m)	827
21	Nokian Renkaat OYJ (m)	993
82	UPM-Kymmene OYJ (m)	1,047

		2,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 9.0%
20	Accor S.A. (m)	707
99	AXA S.A. (a) (m)	1,407
35	BNP Paribas S.A. (m)	1,407
27	Cap Gemini S.A. (m)	1,069
24	Cie de St-Gobain (m)	1,011
13	Danone (m)	941
29	Edenred (m)	926
28	Lafarge S.A. (m)	1,095
8	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,345
11	Pernod-Ricard S.A. (m)	1,140
8	PPR (m)	1,381
9	Remy Cointreau S.A. (m)	1,033
19	Renault S.A. (m)	859
55	Sanofi (m)	4,192
24	Schneider Electric S.A. (a) (m)	1,489
33	Societe Generale S.A. (m)	790
11	Technip S.A. (m)	1,229
71	Total S.A. (m)	3,405
21	Vinci S.A. (m)	987
9	Zodiac Aerospace (m)	1,026

		27,439

	Germany — 8.2%
20	Allianz SE (m)	2,232
44	BASF SE (m)	3,600
42	Bayer AG (m)	2,940
11	Bayerische Motoren Werke AG (m)	1,017
11	Bilfinger Berger SE (m)	970
10	Continental AG (m)	978
46	Deutsche Bank AG (m)	2,016
62	Deutsche Post AG (m)	1,161
44	E.ON AG (m)	1,007
47	Freenet AG (m)	813
11	Fresenius SE & Co. KGaA (m)	1,133
103	Infineon Technologies AG (m)	1,031
12	Lanxess AG (m)	937
7	Linde AG (m)	1,236
39	SAP AG (m)	2,563
14	Siemens AG (m)	1,301

		24,935

	Hong Kong — 2.6%
273	AIA Group Ltd. (m)	966
311	Galaxy Entertainment Group Ltd. (a) (m)	970
266	Hang Lung Properties Ltd. (m)	978
1,772	Hengdeli Holdings Ltd. (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Hong Kong — Continued
115		Hutchison Whampoa Ltd. (m)	1,102
20		Jardine Matheson Holdings Ltd. (m)	969
79		Swire Pacific Ltd., Class A (m)	925
214		Wharf Holdings Ltd. (m)	1,266

			7,882

		India — 0.6%
23		HDFC Bank Ltd., ADR (m)	786
137		Yes Bank Ltd. (m)	904

			1,690

		Indonesia — 0.2%
907		Bank Rakyat Indonesia Persero Tbk PT (m)	653

		Ireland — 1.6%
142		Glanbia plc (m)	1,081
21		Kerry Group plc, Class A (m)	947
38		Shire plc (m)	1,223
111		WPP plc (m)	1,501

			4,752

		Israel — 0.4%
28		Teva Pharmaceutical Industries Ltd., ADR (m)	1,295

		Italy — 1.9%
100		ENI S.p.A. (m)	2,221
81		Pirelli & C. S.p.A. (m)	984
113		Prada S.p.A. (a) (m)	764
198		Snam S.p.A. (m)	940
7		Tod’s S.p.A. (m)	832

			5,741

		Japan — 16.7%
81		Anritsu Corp. (m)	1,057
44		Asahi Group Holdings Ltd. (m)	1,000
16		Autobacs Seven Co., Ltd. (m)	768
41		Bridgestone Corp. (m)	961
26		Canon, Inc. (m)	1,160
40		Century Tokyo Leasing Corp. (m)	794
123		Chiba Bank Ltd. (The) (m)	747
—	(h)	CyberAgent, Inc. (m)	702
52		Daihatsu Motor Co., Ltd. (m)	982
12		Daito Trust Construction Co., Ltd. (m)	1,088
74		Daiwa House Industry Co., Ltd. (m)	955
23		FamilyMart Co., Ltd. (m)	1,033
8		FANUC Corp. (m)	1,315
197		Fukuoka Financial Group, Inc. (m)	820
36		Gree, Inc. (m)	966
164		Hitachi Ltd. (m)	1,044

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
62		Honda Motor Co., Ltd. (m)	2,217
212		Isuzu Motors Ltd. (m)	1,210
105		ITOCHU Corp. (m)	1,186
19		Itochu Techno-Solutions Corp. (m)	849
—	(h)	Japan Tobacco, Inc. (m)	825
177		JX Holdings, Inc. (m)	1,001
284		Kawasaki Heavy Industries Ltd. (m)	852
37		Komatsu Ltd. (m)	1,068
25		Komeri Co., Ltd. (m)	686
26		Konami Corp. (m)	752
103		Kubota Corp. (m)	994
25		Makita Corp. (m)	953
144		Marubeni Corp. (m)	1,000
63		Mitsubishi Corp. (m)	1,365
120		Mitsubishi Electric Corp. (m)	1,054
539		Mitsubishi UFJ Financial Group, Inc. (m)	2,588
85		Mitsui & Co., Ltd. (m)	1,334
15		Murata Manufacturing Co., Ltd. (m)	880
10		Nidec Corp. (m)	899
20		Nippon Telegraph & Telephone Corp. (m)	923
158		Nissan Motor Co., Ltd. (m)	1,641
1		NTT DoCoMo, Inc. (m)	1,059
12		ORIX Corp. (m)	1,108
1		Rakuten, Inc. (m)	964
16		Shin-Etsu Chemical Co., Ltd. (m)	918
21		Softbank Corp. (m)	633
31		Sugi Holdings Co., Ltd. (m)	998
96		Sumitomo Corp. (m)	1,357
53		Sumitomo Mitsui Financial Group, Inc. (m)	1,689
46		Toyota Motor Corp. (m)	1,897
10		Yamada Denki Co., Ltd. (m)	637

			50,929

		Netherlands — 4.4%
24		ASML Holding N.V. (m)	1,224
283		ING Groep N.V., CVA (a) (m)	1,995
15		Koninklijke DSM N.V. (m)	865
185		Royal Dutch Shell plc, Class B (m)	6,759
75		Unilever N.V., CVA (m)	2,553

			13,396

		Norway — 0.7%
90		DnB ASA (m)	972
58		Telenor ASA (m)	1,059

			2,031

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Africa — 0.3%
26	Tiger Brands Ltd. (m)	966

	South Korea — 0.8%
5	Hyundai Motor Co. (m)	1,092
1	Samsung Electronics Co., Ltd. (m)	1,195

		2,287

	Spain — 1.5%
48	Amadeus IT Holding S.A., Class A (m)	980
128	Banco Bilbao Vizcaya Argentaria S.A. (a) (m)	867
3	Banco Bilbao Vizcaya Argentaria S.A. (a) (f) (i)	18
32	Endesa S.A. (m)	571
46	Gas Natural SDG S.A. (m)	646
12	Inditex S.A. (m)	1,054
27	Repsol YPF S.A. (m)	511

		4,647

	Sweden — 0.7%
43	NCC AB, Class B (m)	849
37	Svenska Handelsbanken AB, Class A (m)	1,187

		2,036

	Switzerland — 8.5%
58	ABB Ltd. (a) (m)	1,054
21	Cie Financiere Richemont S.A., Class A (m)	1,297
81	Credit Suisse Group AG (a) (m)	1,948
1	Galenica AG (m)	991
103	Nestle S.A. (m)	6,335
65	Novartis AG (m)	3,588
23	Roche Holding AG (m)	4,233
2	Swatch Group AG (The) (m)	1,077
30	Wolseley plc (m)	1,130
113	Xstrata plc (m)	2,180
8	Zurich Insurance Group AG (a) (m)	1,975

		25,808

	Taiwan — 0.3%
66	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,029

	United Arab Emirates — 0.3%
152	Lamprell plc (m)	860

	United Kingdom — 22.6%
92	ARM Holdings plc (m)	779
38	AstraZeneca plc (m)	1,664
290	Aviva plc (m)	1,453
637	Barclays plc (m)	2,254
146	BG Group plc (m)	3,437
17	BHP Billiton plc (m)	534

SHARES	SECURITY DESCRIPTION	VALUE($)

United Kingdom — Continued
343	BP plc (m)	2,478
75	British American Tobacco plc (m)	3,871
88	British Land Co. plc (m)	701
333	BT Group plc (m)	1,138
157	BTG plc (a) (m)	971
56	Burberry Group plc (m)	1,352
248	Centrica plc (m)	1,233
83	Cookson Group plc (m)	977
115	Drax Group plc (m)	1,018
129	easyJet plc (m)	1,039
180	GlaxoSmithKline plc (m)	4,150
276	Highland Gold Mining Ltd. (m)	555
481	HSBC Holdings plc (m)	4,341
65	IMI plc (m)	1,050
48	Imperial Tobacco Group plc (m)	1,912
169	Inchcape plc (m)	1,001
44	InterContinental Hotels Group plc (m)	1,059
735	ITV plc (m)	998
212	Kingfisher plc (m)	998
567	Legal & General Group plc (m)	1,083
176	Marks & Spencer Group plc (m)	1,021
158	Meggitt plc (m)	1,049
26	Mulberry Group plc (m)	987
94	Persimmon plc (m)	962
37	Petrofac Ltd. (m)	1,035
149	Prudential plc (m)	1,828
19	Reckitt Benckiser Group plc (m)	1,132
134	Resolution Ltd. (m)	487
81	Rio Tinto plc (m)	4,568
34	Spectris plc (m)	1,045
125	Standard Chartered plc (m)	3,046
1,391	Taylor Wimpey plc (m)	1,135
58	Travis Perkins plc (m)	987
41	Tullow Oil plc (m)	1,032
1,989	Vodafone Group plc (m)	5,505
33	Weir Group plc (The) (m)	923

		68,788

	Total Common Stocks (Cost $246,384)	281,647

Preferred Stocks — 1.6%
	Brazil — 0.3%
23	Cia de Bebidas das Americas, ADR (m)	947

	Germany — 1.0%
14	Henkel AG & Co. KGaA (m)	1,060
11	Volkswagen AG (m)	2,078

		3,138

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Italy — 0.3%
1,150	Telecom Italia S.p.A. (a) (m)	1,077

	Total Preferred Stocks (Cost $4,259)	5,162

Short-Term Investment — 3.8%
	Investment Company — 3.8%
11,604	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.180% (b) (l) (m) (Cost $11,604)	11,604

	Total Investments — 98.1% (Cost $262,247)	298,413
	Other Assets in Excess of Liabilities — 1.9%	5,729

	NET ASSETS — 100.0%	$304,142

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2012

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.3%
Pharmaceuticals	8.9
Oil, Gas & Consumable Fuels	7.9
Metals & Mining	4.9
Insurance	4.5
Automobiles	4.4
Food Products	4.3
Machinery	3.0
Wireless Telecommunication Services	3.0
Chemicals	2.9
Trading Companies & Distributors	2.8
Textiles, Apparel & Luxury Goods	2.6
Beverages	2.3
Tobacco	2.2
Specialty Retail	1.9
Semiconductors & Semiconductor Equipment	1.8
Real Estate Management & Development	1.7
Hotels, Restaurants & Leisure	1.5
Electrical Equipment	1.5
Industrial Conglomerates	1.5
Diversified Telecommunication Services	1.4
Electronic Equipment, Instruments & Components	1.3
Capital Markets	1.3
Auto Components	1.3
Diversified Financial Services	1.3
Construction & Engineering	1.2
IT Services	1.2
Software	1.1
Media	1.1
Energy Equipment & Services	1.0
Others (each less than 1.0%)	10.0
Short-Term Investment	3.9

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depositary Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$—	—%
International Equity Fund	78	—	(g)
International Equity Index Fund	106	—	(g)
International Opportunities Fund	211	—	(g)
International Value Fund	327	—	(g)
Intrepid International Fund	18	—	(g)

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A to the notes to financial statements are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$264,531	71.9%
	Emerging Markets Equity Fund	1,501,879	65.2
	Global Equity Income Fund	18,361	67.2
	Global Opportunities Fund	2,226	48.0
	International Equity Fund	844,177	98.0
	International Equity Index Fund	559,232	94.6
	International Opportunities Fund	598,591	94.2
	International Value Fund	1,997,542	95.2
	Intrepid International Fund	279,460	93.6

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$363,425		$2,248,376		$26,517
Investments in affiliates, at value	4,350		53,760		825

Total investment securities, at value	367,775		2,302,136		27,342
Cash	2,589		183		26
Foreign currency, at value	2,202		2,293		38
Receivables:
Investment securities sold	149		—		690
Fund shares sold	4,468		8,863		—
Dividends from non-affiliates	1,270		5,491		107
Dividends from affiliates	1		10		—	(a)
Tax reclaims	—		—		14
Unrealized appreciation on forward foreign currency exchange contracts	—		—		17
Due from Advisor	—		—		13
Prepaid expenses	2		—		41

Total Assets	378,456		2,318,976		28,288

LIABILITIES:
Payables:
Dividends	—		—		1
Investment securities purchased	—	(a)	10		412
Fund shares redeemed	50		6,692		11
Unrealized depreciation on forward foreign currency exchange contracts	—		—		87
Accrued liabilities:
Investment advisory fees	294		1,889		—
Administration fees	—		165		—
Shareholder servicing fees	19		396		4
Distribution fees	8		91		1
Custodian and accounting fees	18		195		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Transfer agent fees	1		981		3
Audit fees	47		40		33
Other	12		216		13

Total Liabilities	449		10,675		571

Net Assets	$378,007		$2,308,301		$27,717

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid-in-Capital	$399,919	$1,979,089	$26,429
Accumulated undistributed (distributions in excess of) net investment income	902	(685)	47
Accumulated net realized gains (losses)	(34,446)	(63,675)	(397)
Net unrealized appreciation (depreciation)	11,632	393,572	1,638

Total Net Assets	$378,007	$2,308,301	$27,717

Net Assets:
Class A	$32,584	$278,564	$753
Class B	—	6,967	—
Class C	1,448	46,152	600
Class R2	—	—	445
Class R5	260,872	—	446
Institutional Class	—	635,003	—
Select Class	83,103	1,341,615	25,473

Total	$378,007	$2,308,301	$27,717

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,404	12,537	54
Class B	—	319	—
Class C	108	2,127	43
Class R2	—	—	32
Class R5	19,187	—	32
Institutional Class	—	27,822	—
Select Class	6,119	59,398	1,838

Net Asset Value: (a)
Class A — Redemption price per share	$13.56	$22.22	$13.85
Class B — Offering price per share (b)	—	21.86	—
Class C — Offering price per share (b)	13.43	21.70	13.82
Class R2 — Offering and redemption price per share	—	—	13.84
Class R5 — Offering and redemption price per share	13.60	—	13.87
Institutional Class — Offering and redemption price per share	—	22.82	—
Select Class — Offering and redemption price per share	13.58	22.59	13.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.31	$23.45	$14.62

Cost of investments in non-affiliates	$351,789	$1,854,810	$24,811
Cost of investments in affiliates	4,350	53,760	825
Cost of foreign currency	2,204	2,291	38

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,616		$819,005		$586,025
Investments in affiliates, at value	25		43,085		5,061

Total investment securities, at value	4,641		862,090		591,086
Cash	61		140		148
Foreign currency, at value	10		248		2,726
Deposits at broker for futures contracts	—		—		617
Receivables:
Investment securities sold	37		4,271		—
Fund shares sold	—		13,464		339
Dividends from non-affiliates	14		4,189		2,820
Dividends from affiliates	—	(a)	6		1
Tax reclaims	2		1,708		559
Unrealized appreciation on forward foreign currency exchange contracts	5		—		—
Due from Advisor	29		—		—
Prepaid expenses	30		17		5

Total Assets	4,829		886,133		598,301

LIABILITIES:
Payables:
Investment securities purchased	34		22,042		1,774
Fund shares redeemed	—	(a)	335		230
Variation margin on futures contracts	—		—		21
Unrealized depreciation on forward foreign currency exchange contracts	12		—		—
Accrued liabilities:
Investment advisory fees	—		465		267
Administration fees	—		—		42
Shareholder servicing fees	1		66		19
Distribution fees	1		34		32
Custodian and accounting fees	9		28		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	5
Deferred India capital gains tax	—		—		13
Transfer agent fees	4		152		220
Audit fees	39		41		34
Other	—	(a)	74		71

Total Liabilities	100		23,237		2,765

Net Assets	$4,729		$862,896		$595,536

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid-in-Capital	$5,332	$742,886	$490,010
Accumulated undistributed (distributions in excess of) net investment income	22	4,450	729
Accumulated net realized gains (losses)	(1,129)	(26,077)	(86,057)
Net unrealized appreciation (depreciation)	504	141,637	190,854

Total Net Assets	$4,729	$862,896	$595,536

Net Assets:
Class A	$1,362	$99,821	$96,079
Class B	—	2,502	3,557
Class C	447	19,050	16,061
Class R2	57	229	551
Class R5	100	61,883	—
Class R6	57	484,687	—
Select Class	2,706	194,724	479,288

Total	$4,729	$862,896	$595,536

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	101	7,486	5,743
Class B	—	194	230
Class C	33	1,493	989
Class R2	4	17	33
Class R5	7	4,587	—
Class R6	4	35,936	—
Select Class	200	14,432	28,484

Net Asset Value: (a)
Class A — Redemption price per share	$13.54	$13.33	$16.73
Class B — Offering price per share (b)	—	12.91	15.49
Class C — Offering price per share (b)	13.49	12.76	16.24
Class R2 — Offering and redemption price per share	13.44	13.29	16.55
Class R5 — Offering and redemption price per share	13.54	13.49	—
Class R6 — Offering and redemption price per share	13.53	13.49	—
Select Class — Offering and redemption price per share	13.54	13.49	16.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.29	$14.07	$17.66

Cost of investments in non-affiliates	$4,105	$677,570	$394,752
Cost of investments in affiliates	25	43,085	5,061
Cost of foreign currency	10	248	2,649

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$611,524	$2,043,074	$286,809
Investments in affiliates, at value	23,844	56,085	11,604

Total investment securities, at value	635,368	2,099,159	298,413
Cash	107	112	65
Foreign currency, at value	1,230	2,364	206
Receivables:
Investment securities sold	12,655	5,305	2,015
Fund shares sold	11,238	5,507	7,389
Dividends from non-affiliates	3,080	10,434	1,398
Dividends from affiliates	3	8	1
Tax reclaims	325	1,622	256
Variation margin on futures contracts	—	46	—
Unrealized appreciation on forward foreign currency exchange contracts	1,702	3,638	—
Prepaid expenses	2	1	15

Total Assets	665,710	2,128,196	309,758

LIABILITIES:
Payables:
Investment securities purchased	27,666	19,175	5,194
Fund shares redeemed	3,168	2,682	76
Unrealized depreciation on forward foreign currency exchange contracts	3,536	10,706	—
Accrued liabilities:
Investment advisory fees	294	1,010	187
Administration fees	43	147	—	(a)
Shareholder servicing fees	19	348	9
Distribution fees	10	36	7
Custodian and accounting fees	18	78	33
Trustees’ and Chief Compliance Officer’s fees	1	5	1
Other	60	1,035	109

Total Liabilities	34,815	35,222	5,616

Net Assets	$630,895	$2,092,974	$304,142

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$673,605	$2,495,255	$832,584
Accumulated undistributed (distributions in excess of) net investment income	6,180	18,956	1,832
Accumulated net realized gains (losses)	(92,098)	(574,455)	(566,469)
Net unrealized appreciation (depreciation)	43,208	153,218	36,195

Total Net Assets	$630,895	$2,092,974	$304,142

Net Assets:
Class A	$47,307	$116,092	$32,680
Class B	512	3,212	—
Class C	534	16,149	1,008
Class R2	—	759	84
Class R6	511,983	18,581	—
Institutional Class	41,242	591,772	258,986
Select Class	29,317	1,346,409	11,384

Total	$630,895	$2,092,974	$304,142

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,807	9,628	2,069
Class B	41	269	—
Class C	44	1,374	63
Class R2	—	64	5
Class R6	40,530	1,519	—
Institutional Class	3,262	48,367	16,089
Select Class	2,327	110,626	697

Net Asset Value: (a)
Class A — Redemption price per share	$12.43	$12.06	$15.80
Class B — Offering price per share (b)	12.47	11.95	—
Class C — Offering price per share (b)	12.15	11.75	15.94
Class R2 — Offering and redemption price per share	—	11.89	15.67
Class R6 — Offering and redemption price per share	12.63	12.23	—
Institutional Class — Offering and redemption price per share	12.64	12.23	16.10
Select Class — Offering and redemption price per share	12.60	12.17	16.34
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.12	$12.73	$16.68

Cost of investments in non-affiliates	$566,619	$1,883,105	$250,643
Cost of investments in affiliates	23,844	56,085	11,604
Cost of foreign currency	1,224	2,350	206

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	4,432	17,291	630
Dividend income from affiliates	6	37	— (a)
Foreign taxes withheld	(222)	(576)	(36)

Total investment income	4,216	16,752	594

EXPENSES:
Investment advisory fees	1,765	10,866	103
Administration fees	155	954	11
Distribution fees:
Class A	44	329	1
Class B	—	27	—
Class C	3	164	2
Class R2	—	—	1
Shareholder servicing fees:
Class A	44	329	1
Class B	—	9	—
Class C	1	54	1
Class R2	—	—	1
Class R5	60	—	— (a)
Institutional Class	—	297	—
Select Class	97	1,580	30
Custodian and accounting fees	173	808	39
Interest expense to affiliates	1	2	—
Professional fees	35	49	30
Trustees’ and Chief Compliance Officer’s fees	2	10	— (a)
Printing and mailing costs	16	246	8
Registration and filing fees	24	74	12
Transfer agent fees	56	1,334	4
Offering costs	—	—	37
Other	5	4	4

Total expenses	2,481	17,136	285

Less amounts waived	(127)	(47)	(119)
Less expense reimbursements	—	—	(34)

Net expenses	2,354	17,089	132

Net investment income (loss)	1,862	(337)	462

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(15,415)	(53,070)	(363)
Foreign currency transactions	(284)	(164)	108

Net realized gain (loss)	(15,699)	(53,234)	(255)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	45,081	165,674	1,885
Foreign currency translations	(9)	(21)	(63)

Change in net unrealized appreciation (depreciation)	45,072	165,653	1,822

Net realized/unrealized gains (losses)	29,373	112,419	1,567

Change in net assets resulting from operations	$31,235	$112,082	$2,029

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Opportunities Fund		International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$— (a)	$1
Dividend income from non-affiliates	67		12,930	9,984
Dividend income from affiliates	—	(a)	17	3
Other income	—		52	52
Foreign taxes withheld	(3)		(829)	(895)

Total investment income	64		12,170	9,145

EXPENSES:
Investment advisory fees	13		3,041	1,639
Administration fees	2		334	262
Distribution fees:
Class A	2		124	118
Class B	—		10	14
Class C	1		72	57
Class R2	—	(a)	— (a)	1
Shareholder servicing fees:
Class A	2		124	118
Class B	—		3	5
Class C	—	(a)	24	19
Class R2	—	(a)	— (a)	1
Class R5	—	(a)	14	—
Select Class	3		235	602
Custodian and accounting fees	56		119	216
Interest expense to affiliates	—	(a)	—	1
Professional fees	44		40	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	1
Printing and mailing costs	7		66	58
Registration and filing fees	34		47	35
Transfer agent fees	6		257	219
Other	7		8	6

Total expenses	177		4,522	3,411

Less amounts waived	(15)		(860)	(760)
Less expense reimbursements	(137)		—	—

Net expenses	25		3,662	2,651

Net investment income (loss)	39		8,508	6,494

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(232)		(2,484)	(4,888)
Futures	6		—	1,623
Foreign currency transactions	29		(82)	(58)

Net realized gain (loss)	(197)		(2,566)	(3,323)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	554		43,229	10,297 (b)
Futures	—		—	(1,430)
Foreign currency translations	(12)		50	131

Change in net unrealized appreciation (depreciation)	542		43,279	8,998

Net realized/unrealized gains (losses)	345		40,713	5,675

Change in net assets resulting from operations	$384		$49,221	$12,169

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $8,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$1	$— (a)
Interest income from affiliates	—	8	—
Dividend income from non-affiliates	10,174	44,309	4,163
Dividend income from affiliates	9	18	4
Other income	35	118	—
Foreign taxes withheld	(692)	(2,559)	(274)

Total investment income	9,526	41,895	3,893

EXPENSES:
Investment advisory fees	1,621	6,090	1,067
Administration fees	237	892	110
Distribution fees:
Class A	60	142	39
Class B	2	12	—
Class C	2	59	4
Class R2	—	2	— (a)
Shareholder servicing fees:
Class A	60	142	39
Class B	1	4	—
Class C	1	20	1
Class R2	—	1	— (a)
Institutional Class	19	274	104
Select Class	35	1,673	14
Custodian and accounting fees	133	301	123
Interest expense to affiliates	—	8	—
Professional fees	39	45	41
Trustees’ and Chief Compliance Officer’s fees	3	10	1
Printing and mailing costs	31	223	7
Registration and filing fees	35	103	35
Transfer agent fees	80	1,167	58
Other	2	—	2

Total expenses	2,361	11,168	1,645

Less amounts waived	(17)	(246)	(300)

Net expenses	2,344	10,922	1,345

Net investment income (loss)	7,182	30,973	2,548

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(21,992)	(116,772)	(7,247)
Futures	411	(596)	—
Foreign currency transactions	1,519	7,832	(54)

Net realized gain (loss)	(20,062)	(109,536)	(7,301)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	51,977	160,477	16,434
Futures	—	(39)	—
Foreign currency translations	(1,377)	(11,345)	2

Change in net unrealized appreciation (depreciation)	50,600	149,093	16,436

Net realized/unrealized gains (losses)	30,538	39,557	9,135

Change in net assets resulting from operations	$37,720	$70,530	$11,683

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,862	$4,223	$(337)	$10,581
Net realized gain (loss)	(15,699)	(16,884)	(53,234)	(16)
Change in net unrealized appreciation (depreciation)	45,072	(34,905)	165,653	(226,329)

Change in net assets resulting from operations	31,235	(47,566)	112,082	(215,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(404)	— (a)	—	(1,007)
Class C
From net investment income	(7)	—	—	(39)
Class R5
From net investment income	(3,406)	(248)	—	—
Institutional Class
From net investment income	—	—	(1,158)	(3,282)
Select Class
From net investment income	(1,054)	(126)	(767)	(5,259)

Total distributions to shareholders	(4,871)	(374)	(1,925)	(9,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,410	386,712	34,378	644,976

NET ASSETS:
Change in net assets	31,774	338,772	144,535	419,625
Beginning of period	346,233	7,461	2,163,766	1,744,141

End of period	$378,007	$346,233	$2,308,301	$2,163,766

Accumulated undistributed (distributions in excess of) net investment income	$902	$3,911	$(685)	$1,577

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$462	$75	$39	$39
Net realized gain (loss)	(255)	(146)	(197)	(240)
Change in net unrealized appreciation (depreciation)	1,822	(184)	542	(512)

Change in net assets resulting from operations	2,029	(255)	384	(713)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10)	(2)	(14)	(9)
Class C
From net investment income	(7)	(1)	(4)	(3)
Class R2 (b)
From net investment income	(6)	(1)	(1)	—
Class R5
From net investment income	(7)	(1)	(2)	(2)
Class R6 (b)
From net investment income	—	—	(1)	—
Select Class
From net investment income	(391)	(64)	(41)	(45)

Total distributions to shareholders	(421)	(69)	(63)	(59)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	23,165	3,268	(131)	2,168

NET ASSETS:
Change in net assets	24,773	2,944	190	1,396
Beginning of period	2,944	—	4,539	3,143

End of period	$27,717	$2,944	$4,729	$4,539

Accumulated undistributed (distributions in excess of) net investment income	$47	$6	$22	$46

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,508	$13,038	$6,494	$15,743
Net realized gain (loss)	(2,566)	(3,838)	(3,323)	11,150
Change in net unrealized appreciation (depreciation)	43,279	(42,482)	8,998	(92,735)

Change in net assets resulting from operations	49,221	(33,282)	12,169	(65,842)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(424)	(2,093)	(2,361)	(2,889)
Class B
From net investment income	(6)	(39)	(68)	(107)
Class C
From net investment income	(51)	(276)	(261)	(307)
Class R2
From net investment income	(1)	(1)	(11)	(5)
Class R5
From net investment income	(357)	(1,018)	—	—
Class R6
From net investment income	(2,563)	(5,557)	—	—
Select Class
From net investment income	(981)	(3,854)	(13,654)	(13,161)

Total distributions to shareholders	(4,383)	(12,838)	(16,355)	(16,469)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	112,970	108,846	(22,133)	38,549

NET ASSETS:
Change in net assets	157,808	62,726	(26,319)	(43,762)
Beginning of period	705,088	642,362	621,855	665,617

End of period	$862,896	$705,088	$595,536	$621,855

Accumulated undistributed (distributions in excess of) net investment income	$4,450	$325	$729	$10,590

(a)	Commencement of operations was February 28, 2011.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,182	$8,748	$30,973	$45,281
Net realized gain (loss)	(20,062)	(1,059)	(109,536)	46,593
Change in net unrealized appreciation (depreciation)	50,600	(46,324)	149,093	(258,093)

Change in net assets resulting from operations	37,720	(38,635)	70,530	(166,219)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,463)	(363)	(3,673)	(4,623)
Class B
From net investment income	(11)	(16)	(89)	(129)
Class C
From net investment income	(11)	(19)	(433)	(534)
Class R2
From net investment income	—	—	(20)	(37)
Class R6
From net investment income	(12,897)	(1)	(2)	(2)
Institutional Class
From net investment income	(1,204)	(7,005)	(19,820)	(15,255)
Select Class
From net investment income	(791)	(794)	(48,068)	(31,789)

Total distributions to shareholders	(16,377)	(8,198)	(72,105)	(52,369)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	118,968	218,691	924	777,579

NET ASSETS:
Change in net assets	140,311	171,858	(651)	558,991
Beginning of period	490,584	318,726	2,093,625	1,534,634

End of period	$630,895	$490,584	$2,092,974	$2,093,625

Accumulated undistributed (distributions in excess of) net investment income	$6,180	$15,375	$18,956	$60,088

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,548	$3,656
Net realized gain (loss)	(7,301)	713
Change in net unrealized appreciation (depreciation)	16,436	(17,717)

Change in net assets resulting from operations	11,683	(13,348)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(328)	(518)
Class C
From net investment income	(2)	(12)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(3,168)	(2,372)
Select Class
From net investment income	(144)	(152)

Total distributions to shareholders	(3,643)	(3,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	72,553	88,261

NET ASSETS:
Change in net assets	80,593	71,858
Beginning of period	223,549	151,691

End of period	$304,142	$223,549

Accumulated undistributed (distributions in excess of) net investment income	$1,832	$2,927

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,050	$57,936	$67,650	$175,609
Dividends and distributions reinvested	404	— (a)	—	937
Cost of shares redeemed	(20,806)	(7,318)	(68,291)	(133,303)
Redemption fees	—	— (a)	—	7

Change in net assets from Class A capital transactions	$(13,352)	$50,618	$(641)	$43,250

Class B
Proceeds from shares issued	$—	$—	$148	$646
Cost of shares redeemed	—	—	(1,114)	(2,980)
Redemption fees	—	—	—	— (a)

Change in net assets from Class B capital transactions	$—	$—	$(966)	$(2,334)

Class C
Proceeds from shares issued	$1,106	$460	$6,174	$21,953
Dividends and distributions reinvested	7	—	—	33
Cost of shares redeemed	(246)	(9)	(5,523)	(14,028)
Redemption fees	—	— (a)	—	1

Change in net assets from Class C capital transactions	$867	$451	$651	$7,959

Class R5
Proceeds from shares issued	$52,794	$261,420	$—	$—
Dividends and distributions reinvested	3,406	248	—	—
Cost of shares redeemed	(42,086)	(3,561)	—	—
Redemption fees	—	1	—	—

Change in net assets from Class R5 capital transactions	$14,114	$258,108	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$125,368	$280,763
Dividends and distributions reinvested	—	—	934	2,114
Cost of shares redeemed	—	—	(117,577)	(138,088)
Redemption fees	—	—	—	15

Change in net assets from Institutional Class capital transactions	$—	$—	$8,725	$144,804

Select Class
Proceeds from shares issued	$12,880	$93,995	$264,493	$804,392
Dividends and distributions reinvested	64	55	569	2,409
Cost of shares redeemed	(9,163)	(16,516)	(238,453)	(355,531)
Redemption fees	—	1	—	27

Change in net assets from Select Class capital transactions	$3,781	$77,535	$26,609	$451,297

Total change in net assets from capital transactions	$5,410	$386,712	$34,378	$644,976

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	531	3,985	3,116	7,727
Reinvested	35	— (a)	—	40
Redeemed	(1,602)	(549)	(3,167)	(5,970)

Change in Class A Shares	(1,036)	3,436	(51)	1,797

Class B
Issued	—	—	7	28
Redeemed	—	—	(52)	(131)

Change in Class B Shares	—	—	(45)	(103)

Class C
Issued	85	38	287	960
Reinvested	1	—	—	2
Redeemed	(19)	(1)	(264)	(629)

Change in Class C Shares	67	37	23	333

Class R5
Issued	4,065	18,199	—	—
Reinvested	292	17	—	—
Redeemed	(3,148)	(242)	—	—

Change in Class R5 Shares	1,209	17,974	—	—

Institutional Class
Issued	—	—	5,597	12,015
Reinvested	—	—	46	88
Redeemed	—	—	(5,338)	(5,960)

Change in Institutional Class Shares	—	—	305	6,143

Select Class
Issued	962	6,525	12,127	34,906
Reinvested	5	4	28	102
Redeemed	(668)	(1,234)	(11,155)	(15,495)

Change in Select Class Shares	299	5,295	1,000	19,513

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund			Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)	Period Ended 10/31/2011 (a)		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$654	$129		$313	$2,535
Dividends and distributions reinvested	10	2		15	9
Cost of shares redeemed	(73)	—	(b)	(533)	(1,026)
Redemption fees	—	—		—	—	(b)

Change in net assets from Class A capital transactions	$591	$131		$(205)	$1,518

Class C
Proceeds from shares issued	$504	$64		$44	$354
Dividends and distributions reinvested	6	1		4	3
Cost of shares redeemed	—	—		(65)	(65)
Redemption fees	—	—		—	—	(b)

Change in net assets from Class C capital transactions	$510	$65		$(17)	$292

Class R2 (c)
Proceeds from shares issued	$367	$50		$50	$—
Dividends and distributions reinvested	6	1		1	—

Change in net assets from Class R2 capital transactions	$373	$51		$51	$—

Class R5
Proceeds from shares issued	$367	$50		$—	$—
Dividends and distributions reinvested	7	1		2	2
Redemption fees	—	—		—	—	(b)

Change in net assets from Class R5 capital transactions	$374	$51		$2	$2

Class R6 (c)
Proceeds from shares issued	$—	$—		$50	$—
Dividends and distributions reinvested	—	—		1	—

Change in net assets from Class R6 capital transactions	$—	$—		$51	$—

Select Class
Proceeds from shares issued	$20,933	$2,921		$55	$1,504
Dividends and distributions reinvested	389	64		40	45
Cost of shares redeemed	(5)	(15)		(108)	(1,193)
Redemption fees	—	—		—	—	(b)

Change in net assets from Select Class capital transactions	$21,317	$2,970		$(13)	$356

Total change in net assets from capital transactions	$23,165	$3,268		$(131)	$2,168

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Global Equity Income Fund				Global Opportunities Fund
	Six Months Ended 4/30/2012 (Unaudited)		Period Ended 10/31/2011 (a)		Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	50		9		24	179
Reinvested	1		—	(b)	1	1
Redeemed	(6)		—	(b)	(42)	(83)

Change in Class A Shares	45		9		(17)	97

Class C
Issued	38		4		4	25
Reinvested	1		—	(b)	— (b)	—	(b)
Redeemed	—		—		(6)	(5)

Change in Class C Shares	39		4		(2)	20

Class R2 (c)
Issued	29		3		4	—
Reinvested	—	(b)	—	(b)	— (b)	—

Change in Class R2 Shares	29		3		4	—

Class R5
Issued	28		3		—	—
Reinvested	1		—	(b)	— (b)	—	(b)

Change in Class R5 Shares	29		3		— (b)	—	(b)

Class R6 (c)
Issued	—		—		4	—
Reinvested	—		—		— (b)	—
Redeemed	—		—		—	—

Change in Class R6 Shares	—		—		4	—

Select Class
Issued	1,611		195		4	100
Reinvested	28		5		4	3
Redeemed	—	(b)	(1)		(9)	(82)

Change in Select Class Shares	1,639		199		(1)	21

(a)	Commencement of operations was February 28th, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective November 1, 2011 for Global Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,996	$57,126	$14,833	$32,815
Dividends and distributions reinvested	412	2,039	2,272	2,661
Cost of shares redeemed	(22,159)	(77,591)	(19,563)	(46,940)
Redemption fees	—	2	—	2

Change in net assets from Class A capital transactions	$(8,751)	$(18,424)	$(2,458)	$(11,462)

Class B
Proceeds from shares issued	$24	$195	$17	$150
Dividends and distributions reinvested	6	29	67	101
Cost of shares redeemed	(484)	(1,809)	(676)	(2,032)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class B capital transactions	$(454)	$(1,585)	$(592)	$(1,781)

Class C
Proceeds from shares issued	$1,350	$4,209	$2,779	$7,301
Dividends and distributions reinvested	33	175	245	272
Cost of shares redeemed	(3,543)	(6,116)	(2,360)	(8,092)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class C capital transactions	$(2,160)	$(1,732)	$664	$(519)

Class R2
Proceeds from shares issued	$188	$—	$150	$337
Dividends and distributions reinvested	— (a)	1	3	1
Cost of shares redeemed	(40)	—	(60)	(100)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class R2 capital transactions	$148	$1	$93	$238

Class R5
Proceeds from shares issued	$17,229	$51,189	$—	$—
Dividends and distributions reinvested	357	1,018	—	—
Cost of shares redeemed	(5,206)	(253,227)	—	—
Redemption fees	—	1	—	—

Change in net assets from Class R5 capital transactions	$12,380	$(201,019)	$—	$—

Class R6
Proceeds from shares issued	$136,605	$406,486	$—	$—
Dividends and distributions reinvested	2,563	5,557	—	—
Cost of shares redeemed	(24,548)	(37,435)	—	—
Redemption fees	—	5	—	—

Change in net assets from Class R6 capital transactions	$114,620	$374,613	$—	$—

Select Class
Proceeds from shares issued	$18,312	$66,352	$20,750	$134,004
Dividends and distributions reinvested	597	2,337	1,712	2,114
Cost of shares redeemed	(21,722)	(111,701)	(42,302)	(84,055)
Redemption fees	—	4	—	10

Change in net assets from Select Class capital transactions	$(2,813)	$(43,008)	$(19,840)	$52,073

Total change in net assets from capital transactions	$112,970	$108,846	$(22,133)	$38,549

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	1,020	4,149	896	1,752
Reinvested	32	146	148	144
Redeemed	(1,724)	(5,922)	(1,187)	(2,534)

Change in Class A Shares	(672)	(1,627)	(143)	(638)

Class B
Issued	2	15	1	8
Reinvested	1	2	5	6
Redeemed	(40)	(136)	(44)	(116)

Change in Class B Shares	(37)	(119)	(38)	(102)

Class C
Issued	110	316	174	397
Reinvested	3	13	16	15
Redeemed	(292)	(475)	(149)	(450)

Change in Class C Shares	(179)	(146)	41	(38)

Class R2
Issued	15	—	9	20
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(3)	—	(4)	(5)

Change in Class R2 Shares	12	— (a)	5	15

Class R5
Issued	1,381	3,905	—	—
Reinvested	27	74	—	—
Redeemed	(403)	(18,263)	—	—

Change in Class R5 Shares	1,005	(14,284)	—	—

Class R6
Issued	10,451	29,470	—	—
Reinvested	194	402	—	—
Redeemed	(1,934)	(2,647)	—	—

Change in Class R6 Shares	8,711	27,225	—	—

Select Class
Issued	1,414	4,873	1,295	7,136
Reinvested	45	167	111	114
Redeemed	(1,643)	(8,211)	(2,574)	(4,537)

Change in Select Class Shares	(184)	(3,171)	(1,168)	2,713

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,014	$55,121	$24,247	$75,529
Dividends and distributions reinvested	1,455	351	3,261	3,776
Cost of shares redeemed	(14,894)	(14,020)	(25,890)	(97,178)
Redemption fees	—	— (a)	—	2

Change in net assets from Class A capital transactions	$(2,425)	$41,452	$1,618	$(17,871)

Class B
Proceeds from shares issued	$4	$341	$43	$207
Dividends and distributions reinvested	10	14	75	101
Cost of shares redeemed	(226)	(506)	(479)	(1,696)
Redemption fees	—	— (a)	—	— (a)

Change in net assets from Class B capital transactions	$(212)	$(151)	$(361)	$(1,388)

Class C
Proceeds from shares issued	$50	$276	$1,686	$3,898
Dividends and distributions reinvested	9	13	274	302
Cost of shares redeemed	(124)	(478)	(2,365)	(5,488)
Redemption fees	—	— (a)	—	1

Change in net assets from Class C capital transactions	$(65)	$(189)	$(405)	$(1,287)

Class R2
Proceeds from shares issued	$—	$—	$99	$692
Dividends and distributions reinvested	—	—	10	11
Cost of shares redeemed	—	—	(47)	(821)
Redemption fees	—	—	—	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$62	$(118)

Class R6
Proceeds from shares issued	$134,379	$428,154	$18,026	$50
Dividends and distributions reinvested	12,897	1	2	2
Cost of shares redeemed	(25,816)	(20,282)	—	—
Redemption fees	—	1	—	— (a)

Change in net assets from Class R6 capital transactions	$121,460	$407,874	$18,028	$52

Institutional Class
Proceeds from shares issued	$4,439	$36,085	$116,198	$308,897
Dividends and distributions reinvested	788	6,602	14,739	10,471
Cost of shares redeemed	(4,821)	(274,069)	(84,321)	(138,436)
Redemption fees	—	— (a)	—	7

Change in net assets from Institutional Class capital transactions	$406	$(231,382)	$46,616	$180,939

Select Class
Proceeds from shares issued	$1,926	$10,527	$283,474	$933,257
Dividends and distributions reinvested	516	474	29,315	2,710
Cost of shares redeemed	(2,638)	(9,914)	(377,423)	(318,731)
Redemption fees	—	— (a)	—	16

Change in net assets from Select Class capital transactions	$(196)	$1,087	$(64,634)	$617,252

Total change in net assets from capital transactions	$118,968	$218,691	$924	$777,579

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	924	4,021	2,049	5,652
Reinvested	132	27	297	290
Redeemed	(1,238)	(1,112)	(2,174)	(7,207)

Change in Class A Shares	(182)	2,936	172	(1,265)

Class B
Issued	— (a)	26	4	15
Reinvested	1	1	7	8
Redeemed	(19)	(40)	(41)	(129)

Change in Class B Shares	(18)	(13)	(30)	(106)

Class C
Issued	4	21	146	299
Reinvested	1	1	26	24
Redeemed	(10)	(39)	(207)	(424)

Change in Class C Shares	(5)	(17)	(35)	(101)

Class R2
Issued	—	—	9	53
Reinvested	—	—	1	1
Redeemed	—	—	(4)	(61)

Change in Class R2 Shares	—	—	6	(7)

Class R6
Issued	10,942	32,025	1,515	4
Reinvested	1,153	— (a)	— (a)	— (a)
Redeemed	(2,178)	(1,412)	—	—

Change in Class R6 Shares	9,917	30,613	1,515	4

Institutional Class
Issued	356	2,718	9,661	22,968
Reinvested	70	499	1,323	793
Redeemed	(389)	(20,291)	(7,070)	(10,335)

Change in Institutional Class Shares	37	(17,074)	3,914	13,426

Select Class
Issued	159	788	23,873	70,086
Reinvested	46	36	2,644	206
Redeemed	(222)	(764)	(31,874)	(24,224)

Change in Select Class Shares	(17)	60	(5,357)	46,068

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,709	$32,879
Dividends and distributions reinvested	317	490
Cost of shares redeemed	(4,215)	(23,302)
Redemption fees	—	— (a)

Change in net assets from Class A capital transactions	$(189)	$10,067

Class C
Proceeds from shares issued	$148	$147
Dividends and distributions reinvested	2	10
Cost of shares redeemed	(202)	(534)
Redemption fees	—	— (a)

Change in net assets from Class C capital transactions	$(52)	$(377)

Class R2
Proceeds from shares issued	$2	$55
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(29)	(5)
Redemption fees	—	— (a)

Change in net assets from Class R2 capital transactions	$(26)	$51

Institutional Class
Proceeds from shares issued	$75,293	$104,518
Dividends and distributions reinvested	2,649	1,682
Cost of shares redeemed	(3,947)	(14,018)
Redemption fees	—	1

Change in net assets from Institutional Class capital transactions	$73,995	$92,183

Select Class
Proceeds from shares issued	$558	$899
Dividends and distributions reinvested	20	16
Cost of shares redeemed	(1,753)	(14,578)
Redemption fees	—	— (a)

Change in net assets from Select Class capital transactions	$(1,175)	$(13,663)

Total change in net assets from capital transactions	$72,553	$88,261

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Intrepid International Fund
	Six Months Ended 4/30/2012 (Unaudited)	Year Ended 10/31/2011
SHARE TRANSACTIONS:
Class A
Issued	242	1,952
Reinvested	22	29
Redeemed	(280)	(1,340)

Change in Class A Shares	(16)	641

Class C
Issued	10	7
Reinvested	— (a)	1
Redeemed	(13)	(32)

Change in Class C Shares	(3)	(24)

Class R2
Issued	— (a)	3
Reinvested	— (a)	— (a)
Redeemed	(2)	— (a)

Change in Class R2 Shares	(2)	3

Institutional Class
Issued	4,784	6,221
Reinvested	184	99
Redeemed	(260)	(829)

Change in Institutional Class Shares	4,708	5,491

Select Class
Issued	36	52
Reinvested	1	1
Redeemed	(111)	(836)

Change in Select Class Shares	(74)	(783)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.65	$0.04	(e)	$1.02	$1.06	$(0.15)	$—
Year Ended October 31, 2011	13.91	0.20	(e)	(1.44)	(1.24)	(0.02)	—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.58	0.03	(e)	0.98	1.01	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Six Months Ended April 30, 2012 (Unaudited)	12.71	0.08	(e)	1.01	1.09	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.68	0.06	(e)	1.01	1.07	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.56	8.59%	$32,584	1.70%		0.64%	1.76%		36%
12.65	(8.93)	43,519	1.75		1.50	1.75		84
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

13.43	8.26	1,448	2.18		0.44	2.27		36
12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

13.60	8.81	260,872	1.24		1.16	1.32		36
12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

13.58	8.70	83,103	1.44		0.92	1.52		36
12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$21.09	$(0.03	)(e)	$1.16	$1.13	$—	$—
Year Ended October 31, 2011	23.45	0.06	(e)	(2.33)	(2.27)	(0.09)	—	(f)
Year Ended October 31, 2010	18.79	(0.01	)(e)	4.71	4.70	(0.04)	—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	20.80	(0.09	)(e)	1.15	1.06	—	—
Year Ended October 31, 2011	23.15	(0.07	)(e)	(2.28)	(2.35)	—	—	(f)
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	20.65	(0.08	)(e)	1.13	1.05	—	—
Year Ended October 31, 2011	23.01	(0.05	)(e)	(2.29)	(2.34)	(0.02)	—	(f)
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	21.66	0.01	(e)	1.19	1.20	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(e)	(2.40)	(2.24)	(0.14)	—	(f)
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	21.42	—	(e)	1.18	1.18	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(e)	(2.38)	(2.25)	(0.13)	—	(f)
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.22	5.36%	$278,564	1.82%	(0.28)%	1.82%	10%
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26

21.86	5.10	6,967	2.32	(0.83)	2.32	10
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26

21.70	5.08	46,152	2.32	(0.77)	2.32	10
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26

22.82	5.58	635,003	1.42	0.12	1.42	10
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26

22.59	5.53	1,341,615	1.57	(0.02)	1.57	10
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$13.37	$0.23	(f)	$0.45	$0.68	$(0.20)
February 28, 2011 (e) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)

Class C
Six Months Ended April 30, 2012 (Unaudited)	13.35	0.19	(f)	0.46	0.65	(0.18)
February 28, 2011 (e) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	13.36	0.21	(f)	0.46	0.67	(0.19)
February 28, 2011 (e) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	13.38	0.25	(f)	0.47	0.72	(0.23)
February 28, 2011 (e) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	13.37	0.24	(f)	0.47	0.71	(0.22)
February 28, 2011 (e) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011 and the six months ended April 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.85	5.14%	$753	1.25	%(h)	3.45	%(h)	2.41	%(h)	40%
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(g)(h)	40

13.82	4.87	600	1.75	(h)	2.88	(h)	2.88	(h)	40
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

13.84	5.04	445	1.50	(h)	3.10	(h)	2.63	(h)	40
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

13.87	5.40	446	0.80	(h)	3.80	(h)	1.94	(h)	40
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

13.86	5.32	25,473	1.00	(h)	3.60	(h)	2.14	(h)	40
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Opportunities Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.57	$0.11	(e)	$1.02	$1.13	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	14.05	0.11	(e)	(1.34)	(1.23)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.51	0.07	(e)	1.03	1.10	(0.12)	—	(0.12)	—
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R2
November 1, 2011 (i) through April 30, 2012 (Unaudited)	12.15	0.09	(e)	1.43	1.52	(0.23)	—	(0.23)	—

Class R5 (e)
Six Months Ended April 30, 2012 (Unaudited)	12.63	0.13	(e)	1.02	1.15	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Class R6
November 1, 2011 (i) through April 30, 2012 (Unaudited)	12.20	0.14	(e)	1.43	1.57	(0.24)	—	(0.24)	—

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.62	0.12	(e)	1.01	1.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.54	9.18%	$1,362	1.25%	1.69%	8.20%		78%
12.57	(8.98)	1,480	1.45	0.79	5.29	(g)	120
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

13.49	8.91	447	1.75	1.17	8.72		78
12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

13.44	12.75	57	1.50	1.44	8.47		78

13.54	9.39	100	0.80	2.13	7.77		78
12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

13.53	13.17	57	0.75	2.20	7.76		78

13.54	9.21	2,706	1.00	1.93	7.97		78
12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.61	$0.11	(e)	$0.67	$0.78	$(0.06)	$—	$(0.06)	$—
Year Ended October 31, 2011	13.40	0.22	(e)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	12.22	0.08	(e)	0.64	0.72	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	12.08	0.08	(e)	0.63	0.71	(0.03)	—	(0.03)	—
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	12.58	0.11	(e)	0.65	0.76	(0.05)	—	(0.05)	—
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (i) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Six Months Ended April 30, 2012 (Unaudited)	12.75	0.15	(e)	0.67	0.82	(0.08)	—	(0.08)	—
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.75	0.16	(e)	0.66	0.82	(0.08)	—	(0.08)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.33	6.16%	$99,821	1.30%		1.80%	1.53%	3%
12.61	(4.49)	102,866	1.31		1.63	1.52	18
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13
42.57	19.93	181,682	1.32	(h)	1.20	1.51	14

12.91	5.91	2,502	1.81		1.31	2.03	3
12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13
42.13	19.25	13,236	1.87		0.64	2.00	14

12.76	5.91	19,050	1.81		1.33	2.03	3
12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13
41.95	19.25	61,023	1.87		0.65	2.01	14

13.29	6.06	229	1.55		1.68	1.78	3
12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

13.49	6.44	61,883	0.85		2.30	1.08	3
12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13
42.72	20.45	76,309	0.87	(h)	1.67	1.06	14

13.49	6.45	484,687	0.80		2.45	1.03	3
12.75	1.20	347,040	0.81		2.23	1.01	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Fund (continued)
Select Class
Six Months Ended April 30, 2012 (Unaudited)	$12.76	$0.14	(e)	$0.66	$0.80	$(0.07)	$—	$(0.07)	$—
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04%.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.49	6.27%	$194,724	1.05%		2.10%	1.28%	3%
12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13
42.72	20.21	3,202,097	1.07	(h)	1.42	1.25	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption Fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$16.83	$0.16	(e)	$0.15		$0.31	$(0.41)	$—	$(0.41)	$—
Year Ended October 31, 2011	19.03	0.40	(e)	(2.16	)(g)	(1.76)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10		1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	15.52	0.09	(e)	0.15		0.24	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02		1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	16.27	0.10	(e)	0.15		0.25	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06		1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	16.66	0.15	(e)	0.14		0.29	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10		1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	16.96	0.18	(e)	0.15		0.33	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12		1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.73	2.05%		$96,079	1.07%	2.01%	1.33%	6%
16.83	(9.45	)(g)	99,046	1.07	2.16	1.31	40
19.03	8.09		124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15

15.49	1.74		3,557	1.80	1.23	1.83	6
15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32		6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15

16.24	1.68		16,061	1.80	1.32	1.83	6
16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34		18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15

16.55	1.98		551	1.32	1.84	1.58	6
16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88	(g)	251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

16.83	2.18		479,288	0.82	2.25	1.08	6
16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37		516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.00	$0.12	(e)	$0.65	$0.77	$(0.34)	$—
Year Ended October 31, 2011	13.20	0.19	(e)	(1.08)	(0.89)	(0.31)	—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	11.93	0.09	(e)	0.66	0.75	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	11.65	0.09	(e)	0.64	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.20	0.17	(e)	0.64	0.81	(0.38)	—
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	12.20	0.15	(e)	0.66	0.81	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.15	0.15	(e)	0.65	0.80	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.43	6.77%	$47,307	1.30%		2.01%	1.31%	27%
12.00	(6.91)	47,855	1.28		1.45	1.28	76
13.20	11.67	13,904	1.34		1.23	1.36	57
12.10	24.17	13,773	1.41		1.84	1.42	85
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92

12.47	6.55	512	1.80		1.53	1.81	27
11.93	(7.40)	702	1.78		1.18	1.79	76
13.09	11.01	949	1.85		0.65	1.86	57
12.03	23.62	1,716	1.91		1.34	1.92	85
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92

12.15	6.47	534	1.80		1.59	1.81	27
11.65	(7.37)	576	1.78		1.14	1.79	76
12.84	11.05	849	1.85		0.77	1.86	57
11.82	23.50	636	1.91		1.20	1.92	85
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

12.63	7.08	511,983	0.80		2.76	0.81	27
12.20	(1.85)	373,613	0.78		2.27	0.78	76

12.64	7.03	41,242	0.90		2.53	0.91	27
12.20	(6.59)	39,362	0.89		1.73	0.90	76
13.42	12.12	272,487	0.91		1.75	0.96	57
12.29	24.70	161,023	0.92		2.41	1.02	85
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92

12.60	6.94	29,317	1.05		2.43	1.06	27
12.15	(6.77)	28,476	1.03		1.97	1.04	76
13.37	11.93	30,537	1.09		1.56	1.11	57
12.24	24.41	28,588	1.16		2.12	1.17	85
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$12.05	$0.16	(e)	$0.24	$0.40	$(0.39)	$—	$(0.39)	$—
Year Ended October 31, 2011	13.36	0.28	(e)	(1.17)	(0.89)	(0.42)	—	(0.42)	—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)

Class B
Six Months Ended April 30, 2012 (Unaudited)	11.89	0.13	(e)	0.24	0.37	(0.31)	—	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	11.72	0.13	(e)	0.22	0.35	(0.32)	—	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	11.86	0.15	(e)	0.22	0.37	(0.34)	—	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
Six Months Ended April 30, 2012 (Unaudited)	12.26	0.28	(e)	0.15	0.43	(0.46)	—	(0.46)	—
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	12.26	0.19	(e)	0.22	0.41	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	12.19	0.18	(e)	0.23	0.41	(0.43)	—	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.06	3.60%	$116,092	1.35%	2.78%	1.37%	34%
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92

11.95	3.35	3,212	1.85	2.25	1.87	34
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92

11.75	3.25	16,149	1.85	2.29	1.87	34
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92

11.89	3.40	759	1.60	2.60	1.62	34
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.23	3.84	18,581	0.85	4.54	0.86	34
12.26	(0.10)	50	0.84	2.57	0.86	60

12.23	3.73	591,772	0.95	3.20	0.97	34
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92

12.17	3.68	1,346,409	1.10	3.02	1.12	34
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2012 (Unaudited)	$15.32	$0.12	(e)	$0.52	$0.64	$(0.16)	$—	$(0.16)	$—
Year Ended October 31, 2011	16.59	0.24	(e)	(1.27)	(1.03)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)

Class C
Six Months Ended April 30, 2012 (Unaudited)	15.36	0.08	(e)	0.54	0.62	(0.04)	—	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)

Class R2
Six Months Ended April 30, 2012 (Unaudited)	15.21	0.08	(e)	0.54	0.62	(0.16)	—	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008(h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Six Months Ended April 30, 2012 (Unaudited)	15.66	0.16	(e)	0.53	0.69	(0.25)	—	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)

Select Class
Six Months Ended April 30, 2012 (Unaudited)	15.85	0.13	(e)	0.56	0.69	(0.20)	—	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.80	4.31%	$32,680	1.50%		1.52%	1.65%	29%
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84

15.94	4.06	1,008	2.00		0.99	2.15	29
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84

15.67	4.17	84	1.75		1.09	1.90	29
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.10	4.59	258,986	1.00		2.13	1.25	29
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84

16.34	4.48	11,384	1.25		1.73	1.40	29
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing in primarily equity securities in developed markets outside of the U.S.

Global Equity Income Fund commenced operations on February 28, 2011.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified its investment strategies, investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$13,442	$39,637	$—		$53,079
China	—	76,692	—		76,692
Hong Kong	—	10,191	—	(a)	10,191
India	—	19,260	—		19,260
Indonesia	—	1,967	—		1,967
Kazakhstan	—	2,814	—		2,814
Mexico	2,020	—	—		2,020
Netherlands	3,439	—	—		3,439
Poland	—	4,426	—		4,426
Russia	—	22,092	—		22,092
South Africa	—	31,212	—		31,212
South Korea	—	57,196	—		57,196
Taiwan	—	25,865	—		25,865
Thailand	—	19,213	—		19,213
Turkey	—	11,428	—		11,428
Ukraine	—	2,019	—		2,019
United Arab Emirates	—	4,363	—		4,363

Total Common Stocks	18,901	328,375	—	(a)	347,276

Preferred Stocks
Brazil	2,414	13,735	—		16,149

Total Preferred Stocks	2,414	13,735	—		16,149

Short-Term Investment
Investment Company	4,350	—	—		4,350

Total Investments in Securities	$25,665	$342,110	$—	(a)	$367,775

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$147,621	$64,482	$—	$212,103
Chile	—	47,646	—	47,646
China	—	328,258	—	328,258
Egypt	—	8,736	—	8,736
Hong Kong	—	219,515	—	219,515
Hungary	—	16,567	—	16,567
India	—	203,952	—	203,952
Indonesia	—	87,865	—	87,865
Luxembourg	—	39,375	—	39,375
Malaysia	—	7,328	—	7,328
Mexico	84,501	—	—	84,501
Russia	10,488	45,368	—	55,856
South Africa	—	197,431	—	197,431
South Korea	—	295,073	—	295,073
Taiwan	—	159,546	—	159,546
Turkey	—	65,277	—	65,277
United Kingdom	—	22,622	—	22,622

Total Common Stocks	242,610	1,809,041	—	2,051,651

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Emerging Markets Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$18,936	$177,789	$—	$196,725

Total Preferred Stocks	18,936	177,789	—	196,725

Short-Term Investment
Investment Company	53,760	—	—	53,760

Total Investments in Securities	$315,306	$1,986,830	$—	$2,302,136

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,324	$—	$1,324
China	—	379	—	379
Finland	—	434	—	434
France	—	2,721	—	2,721
Germany	—	2,168	—	2,168
Hong Kong	—	517	—	517
Italy	—	464	—	464
Japan	—	2,341	—	2,341
Netherlands	—	1,442	—	1,442
New Zealand	—	605	—	605
Singapore	—	332	—	332
South Africa	—	288	—	288
South Korea	—	294	—	294
Sweden	—	535	—	535
Switzerland	—	1,513	—	1,513
Taiwan	—	202	—	202
United Kingdom	—	3,096	—	3,096
United States	7,862	—	—	7,862

Total Common Stocks	7,862	18,655	—	26,517

Short-Term Investment
Investment Company	825	—	—	825

Total Investments in Securities	$8,687	$18,655	$—	$27,342

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(87)	$—	$(87)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Global Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$47	$—	$47
Bermuda	20	—	—	20
Canada	39	—	—	39
China	—	46	—	46
Denmark	—	26	—	26
Finland	—	39	—	39
France	—	161	—	161
Germany	—	191	—	191
Hong Kong	—	77	—	77
Ireland	55	99	—	154
Israel	—	37	—	37
Italy	—	36	—	36
Japan	—	395	—	395
Netherlands	—	208	—	208
South Korea	—	64	—	64
Sweden	—	35	—	35
Switzerland	94	149	—	243
Taiwan	—	37	—	37
United Kingdom	—	571	—	571
United States	2,145	—	—	2,145

Total Common Stocks	2,353	2,218	—	4,571

Preferred Stocks
Germany	—	45	—	45

Total Preferred Stocks	—	45	—	45

Short-Term Investment
Investment Company	25	—	—	25

Total Investments in Securities	$2,378	$2,263	$—	$4,641

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(12)	$—	$(12)

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$24,518	$—	$24,518
Belgium	—	14,509	—	14,509
China	—	35,657	—	35,657
France	—	109,733	—	109,733
Germany	—	59,917	—	59,917
Hong Kong	—	21,452	—	21,452
Ireland	—	11,015	—	11,015
Israel	—	8,395	—	8,395
Italy	—	4,026	—	4,026
Japan	—	128,930	—	128,930
Mexico	—	5,985	—	5,985
Netherlands	—	34,423	—	34,423
South Korea	—	10,762	—	10,762
Spain	—	10,511	78	10,589
Sweden	—	9,213	—	9,213
Switzerland	—	93,777	—	93,777
Taiwan	—	9,518	—	9,518
United Kingdom	—	208,163	—	208,163

Total Common Stocks	—	800,504	78	800,582

Preferred Stocks
Germany	—	18,423	—	18,423

Total Preferred Stocks	—	18,423	—	18,423

Short-Term Investment
Investment Company	43,085	—	—	43,085

Total Investments in Securities	$43,085	$818,927	$78	$862,090

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,631	$106	$29,737
Austria	—	6,767	—	6,767
Belgium	—	11,634	—	11,634
Bermuda	—	1,297	—	1,297
Brazil	1,042	—	—	1,042
Chile	3,645	533	—	4,178
China	—	4,264	—	4,264
Denmark	—	7,963	—	7,963
Finland	—	4,443	—	4,443
France	—	49,602	—	49,602
Germany	—	69,006	—	69,006
Greece	—	1,404	—	1,404
Hong Kong	—	6,151	—	6,151
Hungary	—	4,705	—	4,705
India	—	4,491	—	4,491
Ireland	—	5,432	—	5,432
Israel	27	4,542	—	4,569
Italy	—	32,633	—	32,633
Japan	—	137,936	—	137,936
Luxembourg	—	2,982	—	2,982
Mauritius	—	20	—	20
Mexico	4,436	112	—	4,548
Netherlands	—	23,773	—	23,773
New Zealand	—	3,375	—	3,375
Norway	—	8,114	—	8,114
Philippines	—	4,528	—	4,528
Portugal	—	2,446	—	2,446
Singapore	—	5,336	—	5,336
South Africa	—	4,301	—	4,301
South Korea	—	4,292	—	4,292
Spain	—	22,413	—	22,413
Sweden	—	11,315	—	11,315
Switzerland	—	16,415	—	16,415
Taiwan	—	4,207	—	4,207
Thailand	—	4,375	—	4,375
Turkey	—	4,175	—	4,175
United Kingdom	—	50,814	—	50,814
United States	—	277	—	277

Total Common Stocks	9,150	555,704	106	564,960

Preferred Stocks
Brazil	3,022	—	—	3,022
Chile	503	—	—	503
Germany	—	4,916	—	4,916
Italy	—	898	—	898
United Kingdom	8	—	—	8

Total Preferred Stocks	3,533	5,814	—	9,347

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investment Companies
United States	$11,718	$—		$—	$11,718
Rights
Brazil	—	—	(b)	—	—	(b)
Short-Term Investment
Investment Company	5,061	—		—	5,061

Total Investments in Securities	$29,462	$561,518		$106	$591,086

Depreciation in Other Financial Instruments
Futures Contracts	$(555)	$—		$—	$(555)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,234	$—	$13,234
Belgium	—	8,028	—	8,028
Canada	7,899	—	—	7,899
China	—	9,056	—	9,056
Denmark	—	12,373	—	12,373
Finland	—	7,736	—	7,736
France	—	25,991	—	25,991
Germany	—	46,952	—	46,952
Hong Kong	—	20,040	—	20,040
Indonesia	—	5,667	—	5,667
Ireland	—	16,569	—	16,569
Israel	—	4,824	—	4,824
Italy	—	7,548	—	7,548
Japan	—	113,874	—	113,874
Netherlands	—	56,864	—	56,864
New Zealand	—	3,573	—	3,573
South Korea	—	12,761	—	12,761
Spain	—	10,348	211	10,559
Sweden	—	10,807	—	10,807
Switzerland	—	35,467	—	35,467
Taiwan	—	4,548	—	4,548
United Kingdom	—	160,576	—	160,576

Total Common Stocks	7,899	586,836	211	594,946

Preferred Stocks
Germany	—	16,578	—	16,578

Total Preferred Stocks	—	16,578	—	16,578

Short-Term Investment
Investment Company	23,844	—	—	23,844

Total Investments in Securities	$31,743	$603,414	$211	$635,368

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,702	$—	$1,702

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,536)	$—	$(3,536)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$49,323	$—	$49,323
Belgium	—	25,145	—	25,145
Canada	14,765	—	—	14,765
China	—	43,972	—	43,972
Finland	—	28,919	—	28,919
France	—	171,239	—	171,239
Germany	—	184,173	—	184,173
Hong Kong	—	32,026	—	32,026
Ireland	—	14,587	—	14,587
Israel	—	19,026	—	19,026
Italy	—	92,742	—	92,742
Japan	—	469,070	—	469,070
Luxembourg	—	16,964	—	16,964
Netherlands	—	133,720	—	133,720
New Zealand	—	19,644	—	19,644
South Africa	—	11,821	—	11,821
South Korea	—	47,244	—	47,244
Spain	—	34,651	327	34,978
Sweden	—	71,369	—	71,369
Switzerland	—	84,346	—	84,346
Taiwan	—	11,333	—	11,333
United Kingdom	—	439,222	—	439,222

Total Common Stocks	14,765	2,000,536	327	2,015,628

Preferred Stock
Germany	—	27,446	—	27,446

Total Preferred Stock	—	27,446	—	27,446

Short-Term Investment
Investment Company	56,085	—	—	56,085

Total Investments in Securities	$70,850	$2,027,982	$327	$2,099,159

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,638	$—	$3,638

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10,706)	$—	$(10,706)

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,165	$—	$13,165
Austria	—	1,083	—	1,083
Belgium	—	4,374	—	4,374
Bermuda	—	905	—	905
Brazil	537	1,756	—	2,293
China	—	6,835	—	6,835
Denmark	—	2,961	—	2,961
Finland	—	2,867	—	2,867
France	—	27,439	—	27,439
Germany	—	24,935	—	24,935
Hong Kong	—	7,882	—	7,882
India	—	1,690	—	1,690
Indonesia	—	653	—	653
Ireland	—	4,752	—	4,752
Israel	—	1,295	—	1,295
Italy	—	5,741	—	5,741
Japan	—	50,929	—	50,929
Netherlands	—	13,396	—	13,396
Norway	—	2,031	—	2,031
South Africa	—	966	—	966
South Korea	—	2,287	—	2,287
Spain	—	4,629	18	4,647
Sweden	—	2,036	—	2,036
Switzerland	—	25,808	—	25,808
Taiwan	—	1,029	—	1,029
United Arab Emirates	—	860	—	860
United Kingdom	—	68,788	—	68,788

Total Common Stocks	537	281,092	18	281,647

Preferred Stocks
Brazil	—	947	—	947
Germany	—	3,138	—	3,138
Italy	—	1,077	—	1,077

Total Preferred Stocks	—	5,162	—	5,162

Short-Term Investment
Investment Company	11,604	—	—	11,604

Total Investments in Securities	$12,141	$286,254	$18	$298,413

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investment in Securities
Common Stocks — Hong Kong	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Emerging Markets Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — China	$34,036	$—	$—	$—	$—	$—	$—	$(34,036)	$—
Common Stock — Malaysia	6,016	—	—	—	—	—	—	(6,016)	—

	$40,052	$—	$—	$—	$—	$—	$—	$(40,052)	$—

International Equity Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$78	$—	$—	(b)	$—	$—	$—	$78

	$—	$—	$78	$—	$—	(b)	$—	$—	$—	$78

International Equity Index Fund	Balance as of 10/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Australia	$—	(a)	$3	$(10)	$—	$—	$(8)	$121	$—	$106
Common Stocks — Japan	—	(a)	(17)	17	—	—	— (a)	—	—	—

	$—	(a)	$(14)	$7	$—	$—	$(8)	$121	$—	$106

International Opportunities Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$211	$—	$—	(b)	$—	$—	$—	$211

	$—	$—	$211	$—	$—	(b)	$—	$—	$—	$211

International Value Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stock — Spain	$—	$—	$327	$—	$—	$—	$—	$—	$327

	$—	$—	$327	$—	$—	$—	$—	$—	$327

Intrepid International Fund	Balance as of 10/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/12
Investments in Securities
Common Stocks — Spain	$—	$—	$18	$—	$—	$—	$—	$—	$18

Total	$—	$—	$18	$—	$—	$—	$—	$—	$18

(a)	Security has a zero value.
(b)	Amount rounds to less than $1,000.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2012, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Value
Emerging Economies Fund	$—
International Equity Fund	78
International Equity Index Fund	(10)
International Opportunities Fund	211
International Value Fund	327
Intrepid International Fund	18

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the fund.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2012 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Fund	78		—	(b)
International Equity Index Fund	106		—	(b)
International Opportunities Fund	211		—	(b)
International Value Fund	327		—	(b)
Intrepid International Fund	18		—	(b)

(a)	Security has zero value.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — The Global Opportunities Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures activity during the six months ended April 30, 2011 (amounts in thousands):

	Global Opportunities Fund		International Equity Index Fund	International Opportunities Fund		International Value Fund
Futures Contracts:
Average Notional Balance Long	$64	(a)	$9,692	$12,311	(b)	$20,323	(b)
Ending Notional Balance Long	—		9,445	—		—

(a)	For the period December 1, 2011 through January 31, 2012.
(b)	For the period November 1, 2011 through November 30, 2011.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended

April 30, 2012 (amounts in thousands):

	Global Equity Income Fund	Global Opportunities Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	4,164	824	148,675	448,495
Average Settlement Value Sold	7,487	972	121,323	360,641
Ending Settlement Value Purchased	2,845	674	182,700	492,638
Ending Settlement Value Sold	7,565	642	134,204	387,118

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$17

Total		$17

Liabilities:
Foreign Currency Contracts	Payables	$87

Total		$87

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Currency Contracts	Receivables	$5

Total		$5

Liabilities:
Foreign Currency Contracts	Payables	$12

Total		$12

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(555)

Total		$(555)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$1,702

Total		$1,702

Liabilities:
Foreign Exchange Contracts	Payables	$3,536

Total		$3,536

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$3,638

Total		$3,638

Liabilities:
Foreign Exchange Contracts	Payables	$10,706

Total		$10,706

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2012, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$120	$120

Total	$120	$120

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(65)	$(65)

Total	$(65)	$(65)

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

Global Opportunities Fund

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$29	$29
Equity contracts	6	—	6

Total	$6	$29	$35

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(11)	$(11)

Total	$(11)	$(11)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$1,623	$1,623

Total	$1,623	$1,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(1,430)	$(1,430)

Total	$(1,430)	$(1,430)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$866	$866
Equity contracts	411	—	411

Total	$411	$866	$1,277

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$(1,491)	$(1,491)

Total	$(1,491)	$(1,491)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$5,251	$5,251
Equity contracts	(596)	—	(596)

Total	$(596)	$5,251	$4,655

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign Exchange Contracts	$—	$(11,711)	$(11,711)
Equity contracts	(39)	—	(39)

Total	$(39)	$(11,711)	$(11,750)

The Funds’ derivatives contracts held at April 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Offering and Organizational Costs — Total offering costs of approximately $111,000 for the Global Equity Income Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

India has recently enacted rules on indirect transfer of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, the Funds’ conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.60
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$4		$1
Emerging Markets Equity Fund	20		2
Global Equity Income Fund	—	(a)	—
Global Opportunities Fund	—	(a)	—
International Equity Fund	4		1
International Equity Index Fund	36		—	(a)
International Opportunities Fund	1		—	(a)
International Value Fund	8		—	(a)
Intrepid International Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C		Class R2	Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60	%*	n/a	2.10	%*	n/a	1.15	%*	n/a	n/a	1.35	%*
Emerging Markets Equity Fund	2.00		2.50%	2.50		n/a	n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a	1.75		1.50%	0.80		n/a	n/a	1.00
Global Opportunities Fund	1.25		n/a	1.75		1.50	0.80		0.75%	n/a	1.00
International Equity Fund	1.31		1.81	1.81		1.56	0.86		0.81	n/a	1.06
International Equity Index Fund	1.07		1.80	1.80		1.32	n/a		n/a	n/a	0.82
International Opportunities Fund	1.31		1.92	1.92		n/a	n/a		0.81	0.91	1.06
International Value Fund	1.35		1.85	1.85		1.60	n/a		0.85	0.95	1.10
Intrepid International Fund	1.50		n/a	2.00		1.75	n/a		n/a	1.00	1.25

*	Prior to February 29, 2012, the contractual expense limitations for Emerging Economies Fund were 1.85%, 2.35%, 1.40% and 1.60% for Class A, Class C, Class R5 and Select Class, respectively.

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

The expense limitation agreements were in effect for the six months ended April 30, 2012. The expense limitation percentages in the table above are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended April 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended April 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$31	$56	$32	$119	$—
Global Equity Income Fund	101	11	7	119	34
Global Opportunities Fund	13	2	—	15	137
International Equity Fund	662	175	—	837	—
International Equity Index Fund	96	—	659	755	—
International Opportunities Fund	—	4	—	4	—
International Value Fund	186	26	—	212	—
Intrepid International Fund	80	110	104	294	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2012 were as follows (amounts in thousands):

Emerging Economies Fund	$8
Emerging Markets Equity Fund	47
International Equity Fund	23
International Equity Index Fund	5
International Opportunities Fund	13
International Value Fund	34
Intrepid International Fund	6

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended April 30, 2012, Global Equity Income Fund and Global Opportunities Fund, incurred $52 and $2, respectively, in brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

4. Investment Transactions

During the six months ended April 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$124,576	$124,033
Emerging Markets Equity Fund	221,496	215,113
Global Equity Income Fund	31,196	9,080
Global Opportunities Fund	3,379	3,591
International Equity Fund	101,727	19,587
International Equity Index Fund	38,209	69,594
International Opportunities Fund	248,354	145,626
International Value Fund	678,637	720,377
Intrepid International Fund	125,395	71,286

During the six months ended April 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$356,139	$36,959	$25,323	$11,636
Emerging Markets Equity Fund	1,908,570	474,865	81,299	393,566
Global Equity Income Fund	25,636	2,032	326	1,706
Global Opportunities Fund	4,130	598	87	511
International Equity Fund	720,655	189,975	48,540	141,435
International Equity Index Fund	399,813	227,740	36,467	191,273
International Opportunities Fund	590,463	62,067	17,162	44,905
International Value Fund	1,939,190	245,148	85,179	159,969
Intrepid International Fund	262,247	41,196	5,030	36,166

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,614	—	—	9,614
Global Opportunities Fund	437	264	—	164	865
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	10,045	68,341
International Value Fund	120,318	241,545	63,767	—	425,630
Intrepid International Fund	294,229	250,971	—	139	545,339

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2012 (Unaudited) (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	18.7%	69.0%
Emerging Markets Equity Fund	n/a	13.9
International Equity Fund	n/a	48.6
International Equity Index Fund	47.4	n/a
International Opportunities Fund	n/a	66.6
Intrepid International Fund	n/a	71.7

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Opportunities Fund. Emerging Markets Equity Fund and International Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2012, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2012, Emerging Economies Fund invested 20.9% of its respective total investments in issuers in China. International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 24.1%, 25.3%, 20.9% and 23.1% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 28.8% and 46.8% of their respective total investments in issuers in the United States. International Equity Index Fund and International Value Fund invested 23.3% and 22.3% of their respective total investments in issuers in Japan.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2011, and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,085.90	$8.82	1.70%
Hypothetical*	1,000.00	1,016.41	8.52	1.70
Class C
Actual*	1,000.00	1,082.60	11.29	2.18
Hypothetical*	1,000.00	1,014.02	10.92	2.18
Class R5
Actual*	1,000.00	1,088.10	6.44	1.24
Hypothetical*	1,000.00	1,018.70	6.22	1.24
Select Class
Actual*	1,000.00	1,087.00	7.47	1.44
Hypothetical*	1,000.00	1,017.70	7.22	1.44

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,053.60	9.29	1.82
Hypothetical*	1,000.00	1,015.81	9.12	1.82
Class B
Actual*	1,000.00	1,051.00	11.83	2.32
Hypothetical*	1,000.00	1,013.33	11.61	2.32
Class C
Actual*	1,000.00	1,050.80	11.83	2.32
Hypothetical*	1,000.00	1,013.33	11.61	2.32
Institutional Class
Actual*	1,000.00	1,055.80	7.26	1.42
Hypothetical*	1,000.00	1,017.80	7.12	1.42

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,055.30	$8.02	1.57%
Hypothetical*	1,000.00	1,017.06	7.87	1.57

Global Equity Income Fund
Class A
Actual*	1,000.00	1,051.40	6.38	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,048.70	8.91	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	1,050.40	7.65	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,054.00	4.09	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Select Class
Actual*	1,000.00	1,053.20	5.10	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Global Opportunities Fund
Class A
Actual*	1,000.00	1,091.80	6.50	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,089.10	9.09	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual**	1,000.00	1,127.50	7.89	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,093.90	4.16	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Class R6
Actual**	1,000.00	1,131.70	3.95	0.75
Hypothetical*	1,000.00	1,021.13	3.77	0.75
Select Class
Actual*	1,000.00	1,092.10	5.20	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

International Equity Fund
Class A
Actual*	1,000.00	1,061.60	6.66	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30
Class B
Actual*	1,000.00	1,059.10	9.27	1.81
Hypothetical*	1,000.00	1,015.86	9.07	1.81
Class C
Actual*	1,000.00	1,059.10	9.27	1.81
Hypothetical*	1,000.00	1,015.86	9.07	1.81
Class R2
Actual*	1,000.00	1,060.60	7.94	1.55
Hypothetical*	1,000.00	1,017.16	7.77	1.55

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R5
Actual*	$1,000.00	$1,064.40	$4.36	0.85%
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Class R6
Actual*	1,000.00	1,064.50	4.11	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Select Class
Actual*	1,000.00	1,062.70	5.38	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,020.50	5.38	1.07
Hypothetical*	1,000.00	1,019.54	5.37	1.07
Class B
Actual*	1,000.00	1,016.70	9.03	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class C
Actual*	1,000.00	1,016.80	9.03	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class R2
Actual*	1,000.00	1,019.80	6.63	1.32
Hypothetical*	1,000.00	1,018.30	6.62	1.32
Select Class
Actual*	1,000.00	1,021.80	4.12	0.82
Hypothetical*	1,000.00	1,020.79	4.12	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	1,067.70	6.68	1.30
Hypothetical*	1,000.00	1,018.40	6.52	1.30
Class B
Actual*	1,000.00	1,065.50	9.24	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class C
Actual*	1,000.00	1,064.70	9.24	1.80
Hypothetical*	1,000.00	1,015.91	9.02	1.80
Class R6
Actual*	1,000.00	1,070.80	4.12	0.80
Hypothetical*	1,000.00	1,020.89	4.02	0.80
Institutional Class
Actual*	1,000.00	1,070.30	4.63	0.90
Hypothetical*	1,000.00	1,020.39	4.52	0.90
Select Class
Actual*	1,000.00	1,069.40	5.40	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05

International Value Fund
Class A
Actual*	1,000.00	1,036.00	6.83	1.35
Hypothetical*	1,000.00	1,018.15	6.77	1.35
Class B
Actual*	1,000.00	1,033.50	9.35	1.85
Hypothetical*	1,000.00	1,015.66	9.27	1.85

APRIL 30, 2012	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class C
Actual*	$1,000.00	$1,032.50	$9.35	1.85%
Hypothetical*	1,000.00	1,015.66	9.27	1.85
Class R2
Actual*	1,000.00	1,034.00	8.09	1.60
Hypothetical*	1,000.00	1,016.91	8.02	1.60
Class R6
Actual*	1,000.00	1,038.40	4.31	0.85
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Institutional Class
Actual*	1,000.00	1,037.30	4.81	0.95
Hypothetical*	1,000.00	1,020.14	4.77	0.95
Select Class
Actual*	1,000.00	1,036.80	5.57	1.10
Hypothetical*	1,000.00	1,019.39	5.52	1.10

Intrepid International Fund
Class A
Actual*	1,000.00	1,043.10	7.62	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class C
Actual*	1,000.00	1,040.60	10.15	2.00
Hypothetical*	1,000.00	1,014.92	10.02	2.00
Class R2
Actual*	1,000.00	1,041.70	8.88	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Institutional Class
Actual*	1,000.00	1,045.90	5.09	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00
Select Class
Actual*	1,000.00	1,044.80	6.36	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. April 2012.	SAN-INTEQ-412

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 6, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
July 6, 2012